                                                           File Numbers 33-85496
                                                                        811-8830

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                  Post-Effective Amendment Number 21          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment Number 12             X

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---

      X  on April 30, 2010 pursuant to paragraph (b) of Rule 485
     ---

         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS


Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen
                Series, Ivy Funds Variable Insurance Portfolios, Lord Abbett
                Series Fund, Inc. and Van Eck VIP Trust.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner, as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares or Advantus Series Fund, Inc. (the "Series Fund"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"), Ivy Funds Variable Insurance Portfolios ("Ivy Funds VIP") and Janus Aspen Series (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


ADVANTUS SERIES FUND, INC.

-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares

-    International Bond Portfolio--Class 2 Shares

-    Money Market Portfolio

-    Mortgage Securities Portfolio--Class 2 Shares

-    Real Estate Securities Portfolio--Class 2 Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares


IVY FUNDS VARIABLE INSURANCE PORTFOLIOS


-    Ivy Funds VIP Balanced

-    Ivy Funds VIP Core Equity

-    Ivy Funds VIP Growth


-    Ivy Funds VIP International Core Equity


-    Ivy Funds VIP Micro Cap Growth

-    Ivy Funds VIP Small Cap Growth

-    Ivy Funds VIP Small Cap Value

-    Ivy Funds VIP Value

JANUS ASPEN SERIES

-    Janus Aspen Series Forty Portfolio--Service Shares


-    Janus Aspen Series Overseas Portfolio--Service Shares


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;

     are not federally insured;

     are not endorsed by any bank or government agency; and

     are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is April 30, 2010.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
     Summary of Benefits and Risks                                                   2
     Risks of Owning a Variable Universal Life Insurance Certificate                 2
     Fee Tables                                                                      7
General Descriptions                                                                10
     Minnesota Life Insurance Company                                               10
     Minnesota Life Variable Universal Life Account                                 10
     Additions, Deletions or Substitutions                                          12
     Voting Rights                                                                  13
     The Guaranteed Account                                                         14
     Summary Information                                                            14
          Guaranteed Account Value                                                  14
Charges                                                                             15
     Premium Expense Charges                                                        15
          Sales Charge                                                              15
          Premium Tax Charge                                                        15
          OBRA Expense Charge                                                       16
     Account Value Charges                                                          16
          Monthly Deduction                                                         16
          Partial Surrender Charge                                                  17
          Transfer Charge                                                           17
          Additional Benefits Charges                                               17
     Separate Account Charges                                                       18
     Fund Charges                                                                   18
     Guarantee of Certain Charges                                                   18
Information about the Group Policy and Certificates                                 18
     Applications and Issuance                                                      18
     Dollar Cost Averaging                                                          19
     Free Look                                                                      19
     Continuation of Group Coverage                                                 20
     Conversion Right to an Individual Policy                                       20
     General Provisions of the Group Contract                                       20
          Issuance                                                                  20
          Termination                                                               20
          Right to Examine Group Contract                                           21
          Entire Group Contract                                                     21
          Ownership of Group Contract and Group Contract Changes                    21
Certificate Premiums                                                                21
     Premium Limitations                                                            22
     Allocation of Net Premiums and Account Value                                   22
Death Benefit and Account Values                                                    23
     Option A -- Level Death Benefit                                                23
     Option B -- Increasing Death Benefit                                           23
     Change in Face Amount                                                          23
          Increases                                                                 23
          Decreases                                                                 24
     Payment of Death Benefit Proceeds                                              24
     Account Values                                                                 24
          Determination of the Guaranteed Account Value                             25
          Determination of the Separate Account Value                               25
          Unit Value                                                                25
          Net Investment Factor                                                     26
          Daily Values                                                              26

                                                                                   PAGE
Surrenders, Partial Surrenders and Transfers                                        26
     Transfers                                                                      27
          Market Timing                                                             27
          Guaranteed Account Transfer Restrictions                                  28
          Other Transfer Information                                                29
Loans                                                                               30
     Loan Interest                                                                  30
     Loan Repayments                                                                31
Lapse and Reinstatement                                                             31
     Lapse                                                                          31
     Reinstatement                                                                  32
     Additional Benefits                                                            32
          Accelerated Benefits Rider                                                32
          Waiver of Premium Rider                                                   32
          Accidental Death and Dismemberment Rider                                  32
          Child Rider                                                               32
          Spouse Rider                                                              32
          Policyholder Contribution Rider                                           32
     General Matters Relating to the Certificate                                    33
          Postponement of Payments                                                  33
          The Certificate                                                           33
          Control of Certificate                                                    33
          Maturity                                                                  34
          Beneficiary                                                               34
          Change of Beneficiary                                                     34
          Settlement Options                                                        34
Federal Tax Status                                                                  35
     Introduction                                                                   35
     Taxation of Minnesota Life and the Variable Universal Life Account             35
     Tax Status of Certificates                                                     36
     Diversification of Investments                                                 36
     Owner Control                                                                  36
     Tax Treatment of Policy Benefits                                               37
     Modified Endowment Contracts                                                   37
     Multiple Policies                                                              38
     Withholding                                                                    39
     Continuation of Policy Beyond Age 100                                          39
     Business Uses of Policy                                                        39
     Other Taxes                                                                    39
     Employer-owned Life Insurance Contracts                                        39
     Life Insurance Purchases by Residents of Puerto Rico                           39
     Life Insurance Purchases by Nonresident Aliens and Foreign Corporations        39
     Non-Individual Owners and Business Beneficiaries of Policies                   40
     Split-Dollar Arrangements                                                      40
     Alternative Minimum Tax                                                        40
          Estate, Gift and Generation-Skipping Transfer Taxes                       40
          Economic Growth and Tax Relief Reconciliation Act of 2001                 40
Distribution of Certificates                                                        41
     Payments Made by Underlying Mutual Funds                                       42
Other Matters                                                                       43
     Legal Proceedings                                                              43
     Registration Statement                                                         43
     Financial Statements                                                           43
Statement of Additional Information                                                 44

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 20 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Series Fund Portfolios include (except for Money Market, all are Class 2 Shares):

     Bond Portfolio

     Index 400 Mid-Cap Portfolio

     Index 500 Portfolio

     International Bond Portfolio

     Money Market Portfolio

     Mortgage Securities Portfolio

     Real Estate Securities Portfolio

Fidelity(R) VIP Portfolios include (all are Initial Class Shares):

     Fidelity(R)  VIP Contrafund(R)  Portfolio

     Fidelity(R)  VIP Equity-Income Portfolio

     Fidelity(R)  VIP High Income Portfolio

Ivy Funds VIP Portfolios include:

     Ivy Funds VIP Balanced

     Ivy Funds VIP Core Equity

     Ivy Funds VIP Growth


     Ivy Funds VIP International Core Equity


     Ivy Funds VIP Micro Cap Growth

     Ivy Funds VIP Small Cap Growth

     Ivy Funds VIP Small Cap Value

     Ivy Funds VIP Value

Janus Aspen Series Portfolios include (all are Service Shares):

     Janus Aspen Series Forty Portfolio

     Janus Aspen Series Overseas Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
------                                     ---------------------------   --------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent
                                                                         of the amount withdrawn
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                     WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
------                                --------------------------------   -------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM
   CHARGE(7)                          On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR
   CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and        Maximum: $32.01 Per Month Per
                                      Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                      Anniversary
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                      Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK CHARGE(2)  Each Valuation Date                Maximum: 0.50 percent of
                                                                         average daily assets of the
                                                                         separate account per year

MONTHLY ADMINISTRATION CHARGE(3)      On the Certificate Date and Each   Maximum: $4 Per Month
                                      Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)               Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                         Year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)            On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)           On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                      Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                 On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk
SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and        Maximum: $32.01 Per Month Per
                                      Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                      Anniversary
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                      Subsequent Monthly Anniversary     of Net Amount at Risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2009. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
---------------                             -------   -------
Total Annual Portfolio Operating Expenses    0.49%     1.42%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 20 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in Portfolios of the Series Fund, Fidelity VIP, Ivy Funds VIP and Janus Aspen Series. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


FUND/PORTFOLIO                                                  INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
--------------                                                ---------------------   -------------------------------------
SERIES FUND:

Bond Portfolio--Class 2 Shares                                Advantus Capital
                                                              Management, Inc.

Index 400 Mid-Cap                                             Advantus Capital
   Portfolio--Class 2 Shares                                  Management, Inc.

Index 500 Portfolio--Class 2 Shares                           Advantus Capital
                                                              Management, Inc.

International Bond                                            Advantus Capital         Franklin Advisers, Inc.
   Portfolio--Class 2 Shares                                  Management, Inc.

Money Market Portfolio*                                       Advantus Capital
                                                              Management, Inc.

Mortgage Securities                                           Advantus Capital
   Portfolio--Class 2 Shares                                  Management, Inc.

Real Estate Securities                                        Advantus Capital
   Portfolio--Class 2 Shares                                  Management, Inc.

FIDELITY(R) VIP:

Contrafund(R) Portfolio:
   Initial Class Shares                                       Fidelity Management &   FMR Co., Inc., Fidelity
      (Seeks long-term capital appreciation.)                 Research Company        Management & Research (U.K.)
                                                                                      Inc., Fidelity Research & Analysis
                                                                                      Company, Fidelity Investments
                                                                                      Japan Limited, Fidelity International
                                                                                      Investment Advisors, Fidelity
                                                                                      International Investment Advisors
                                                                                      (U.K.) Limited

Equity-Income Portfolio:
   Initial Class Shares                                       Fidelity Management &   FMR Co., Inc., Fidelity
      (Seeks reasonable income. The fund will also consider   Research Company        Management & Research (U.K.)
      the potential for capital appreciation. The fund's                              Inc., Fidelity Research & Analysis
      goal is to achieve a yield which exceeds the                                    Company, Fidelity Investments
      composite yield on the securities comprising the                                Japan Limited, Fidelity International
      Standard & Poor's 500(SM) Index (S&P 500(R)).)                                  Investment Advisors, Fidelity
                                                                                      International Investment Advisors
                                                                                      (U.K.) Limited

High Income Portfolio:
   Initial Class Shares                                       Fidelity Management &   FMR Co., Inc., Fidelity Research &
      (Seeks a high level of current income, while also       Research Company        Analysis Company, Fidelity
      considering growth of capital.)                                                 Investments Japan Limited, Fidelity
                                                                                      International Investment Advisors,
                                                                                      Fidelity International Investment
                                                                                      Advisors (U.K.) Limited

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:
   Ivy Funds VIP Balanced                                     Waddell & Reed
      (Seeks, as a primary objective, to provide current      Investment
      income to the extent that, in the opinion of Waddell    Management Company
      & Reed Investment Management Company, the Fund's
      investment manager, market and economic conditions
      permit. As a secondary objective, the Portfolio seeks
      long-term appreciation of capital.)

FUND/PORTFOLIO                                                  INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
--------------                                                ---------------------   -------------------------------------
   Ivy Funds VIP Core Equity                                  Waddell & Reed
      (Seeks capital growth and income.)                      Investment
                                                              Management Company

   Ivy Funds VIP Growth                                       Waddell & Reed
      (Seeks capital growth, with current                     Investment
      income as a secondary objective.)                       Management Company

   Ivy Funds VIP International Core Equity                    Waddell & Reed
                                                              Investment
                                                              Management Company

   Ivy Funds VIP Micro Cap Growth                             Waddell & Reed          Wall Street Associates
                                                              Investment
                                                              Management Company

   Ivy Funds VIP Small Cap Growth                             Waddell & Reed
                                                              Investment
                                                              Management Company

   Ivy Funds VIP Small Cap Value                              Waddell & Reed
                                                              Investment
                                                              Management Company

   Ivy Funds VIP Value                                        Waddell & Reed
      (Seeks long-term capital appreciation.)                 Investment
                                                              Management Company

JANUS ASPEN SERIES:

Forty Portfolio--Service Shares                               Janus Capital
      (Seeks long-term growth of capital.)                    Management LLC

Overseas Portfolio--Service Shares                            Janus Capital
      (Seeks long-term growth of capital.)                    Management LLC


----------

* Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may also become extremely low and possibly negative.


The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                                                DEATH BENEFIT AND ACCOUNT VALUES

      If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

      Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)


     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law.


     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or


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

decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

- 100 percent of the net cash value. The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS

There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


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

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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

contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE


POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.


     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.

     After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.


     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.


     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the


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investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.


     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law.


     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


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     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described


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the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years


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cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount


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includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


OTHER TAXES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified


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tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA


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contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax, gift and estate tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/ redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12-h7 REPRESENTATIONS


     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.


Investment Company Act Number 811-8830

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 40 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

-    VIP Asset Manager(SM) Portfolio: Initial Class Shares

-    VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares

-    VIP Balanced Portfolio: Initial Class Shares

-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Disciplined Small Cap Portfolio: Initial Class Shares

-    VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares

-    VIP Emerging Markets Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP Freedom Income Portfolio: Initial Class Shares

-    VIP Freedom 2010 Portfolio: Initial Class Shares

-    VIP Freedom 2015 Portfolio: Initial Class Shares

-    VIP Freedom 2020 Portfolio: Initial Class Shares

-    VIP Freedom 2025 Portfolio: Initial Class Shares

-    VIP Freedom 2030 Portfolio: Initial Class Shares

-   VIP Freedom 2035 Portfolio: Initial Class Shares

-    VIP Freedom 2040 Portfolio: Initial Class Shares

-    VIP Freedom 2045 Portfolio: Initial Class Shares

-    VIP Freedom 2050 Portfolio: Initial Class Shares

-    VIP FundsManager(R) 20% Portfolio: Service Class Shares

-    VIP FundsManager(R) 50% Portfolio: Service Class Shares

-    VIP FundsManager(R) 60% Portfolio: Service Class Shares

-    VIP FundsManager(R) 70% Portfolio: Service Class Shares

-    VIP FundsManager(R) 85% Portfolio: Service Class Shares

-    VIP Growth Portfolio: Initial Class Shares

-    VIP Growth & Income Portfolio: Initial Class Shares

-    VIP Growth Opportunities Portfolio: Initial Class Shares

-    VIP Growth Stock Portfolio: Initial Class Shares

-    VIP Growth Strategies Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares

-    VIP Index 500 Portfolio: Initial Class Shares

-    VIP International Capital Appreciation Portfolio: Initial Class Shares

-    VIP Investment Grade Bond Portfolio: Initial Class Shares

-    VIP Mid Cap Portfolio: Initial Class Shares

-    VIP Money Market Portfolio: Initial Class Shares

-    VIP Overseas Portfolio: Initial Class Shares

-    VIP Real Estate Portfolio: Initial Class Shares

-    VIP Strategic Income Portfolio: Initial Class Shares

-    VIP Value Portfolio: Initial Class Shares

-    VIP Value Leaders Portfolio: Initial Class Shares

-    VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;

     are not federally insured;

     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is April 30, 2010.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                  PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract    2
     Summary of Benefits and Risks                                                  2
     Risks of Owning a Variable Universal Life Insurance Certificate                2
     Fee Tables                                                                     7
General Descriptions                                                               10
     Minnesota Life Insurance Company                                              10
     Minnesota Life Variable Universal Life Account                                10
     Additions, Deletions or Substitutions                                         14
     Voting Rights                                                                 15
     The Guaranteed Account                                                        15
     Summary Information                                                           15
          Guaranteed Account Value                                                 16
Charges                                                                            16
     Premium Expense Charges                                                       16
          Sales Charge                                                             16
          Premium Tax Charge                                                       17
          OBRA Expense Charge                                                      17
     Account Value Charges                                                         17
          Monthly Deduction                                                        17
          Partial Surrender Charge                                                 19
          Transfer Charge                                                          19
          Additional Benefits Charges                                              19
     Separate Account Charges                                                      19
     Fund Charges                                                                  19
     Guarantee of Certain Charges                                                  19
Information about the Group Policy and Certificates                                20
     Applications and Issuance                                                     20
     Dollar Cost Averaging                                                         20
     Free Look                                                                     21
     Continuation of Group Coverage                                                21
     Conversion Right to an Individual Policy                                      21
     General Provisions of the Group Contract                                      22
          Issuance                                                                 22
          Termination                                                              22
          Right to Examine Group Contract                                          22
          Entire Group Contract                                                    22
          Ownership of Group Contract and Group Contract Changes                   22
Certificate Premiums                                                               23
     Premium Limitations                                                           23
     Allocation of Net Premiums and Account Value                                  23
Death Benefit and Account Values                                                   24
     Option A -- Level Death Benefit                                               24
     Option B -- Increasing Death Benefit                                          24
     Change in Face Amount                                                         25
          Increases                                                                25
          Decreases                                                                25
     Payment of Death Benefit Proceeds                                             25
     Account Values                                                                26
          Determination of the Guaranteed Account Value                            26
          Determination of the Separate Account Value                              26
          Unit Value                                                               27
          Net Investment Factor                                                    27
          Daily Values                                                             27

                                                                                  PAGE
Surrenders, Partial Surrenders and Transfers                                       28
     Transfers                                                                     28
          Market Timing                                                            29
          Guaranteed Account Transfer Restrictions                                 30
          Other Transfer Information                                               30
Loans                                                                              31
     Loan Interest                                                                 32
     Loan Repayments                                                               32
Lapse and Reinstatement                                                            33
     Lapse                                                                         33
     Reinstatement                                                                 33
     Additional Benefits                                                           33
          Accelerated Benefits Rider                                               33
          Waiver of Premium Rider                                                  34
          Accidental Death and Dismemberment Rider                                 34
          Child Rider                                                              34
          Spouse Rider                                                             34
          Policyholder Contribution Rider                                          34
     General Matters Relating to the Certificate                                   34
          Postponement of Payments                                                 34
          The Certificate                                                          35
          Control of Certificate                                                   35
          Maturity                                                                 35
          Beneficiary                                                              35
          Change of Beneficiary                                                    35
          Settlement Options                                                       35
Federal Tax Status                                                                 37
     Introduction                                                                  37
     Taxation of Minnesota Life and the Variable Universal Life Account            37
     Tax Status of Certificates                                                    37
     Diversification of Investments                                                37
     Owner Control                                                                 38
     Tax Treatment of Policy Benefits                                              38
     Modified Endowment Contracts                                                  39
     Multiple Policies                                                             40
     Withholding                                                                   40
     Continuation of Policy Beyond Age 100                                         40
     Business Uses of Policy                                                       40
     Other Taxes                                                                   40
     Employer-owned Life Insurance Contracts                                       40
     Life Insurance Purchases by Residents of Puerto Rico                          41
     Life Insurance Purchases by Nonresident Aliens and Foreign Corporations       41
     Non-Individual Owners and Business Beneficiaries of Policies                  41
     Split-Dollar Arrangements                                                     41
     Alternative Minimum Tax                                                       41
          Estate, Gift and Generation-Skipping Transfer Taxes                      41
          Economic Growth and Tax Relief Reconciliation Act of 2001                42
Distribution of Certificates                                                       42
     Payments Made by Underlying Mutual Funds                                      43
Other Matters                                                                      44
     Legal Proceedings                                                             44
     Registration Statement                                                        44
     Financial Statements                                                          44
Statement of Additional Information                                                45

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 40 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Fidelity(R) VIP Portfolios include (all are Initial Class Shares unless otherwise noted):

     VIP Asset Manager(SM) Portfolio

     VIP Asset Manager: Growth(R) Portfolio

     VIP Balanced Portfolio

     VIP Contrafund(R) Portfolio

     VIP Disciplined Small Cap Portfolio

     VIP Dynamic Capital Appreciation Portfolio

     VIP Emerging Markets Portfolio

     VIP Equity-Income Portfolio

     VIP Freedom Income Portfolio

     VIP Freedom 2010 Portfolio

     VIP Freedom 2015 Portfolio

     VIP Freedom 2020 Portfolio

     VIP Freedom 2025 Portfolio

     VIP Freedom 2030 Portfolio

     VIP Freedom 2035 Portfolio

     VIP Freedom 2040 Portfolio

     VIP Freedom 2045 Portfolio

     VIP Freedom 2050 Portfolio

     VIP FundsManager(R) 20% Portfolio: Service Class Shares

     VIP FundsManager(R) 50% Portfolio: Service Class Shares

     VIP FundsManager(R) 60% Portfolio: Service Class Shares

     VIP FundsManager(R) 70% Portfolio: Service Class Shares

     VIP FundsManager(R) 85% Portfolio: Service Class Shares

     VIP Growth Portfolio

     VIP Growth & Income Portfolio

     VIP Growth Opportunities Portfolio

     VIP Growth Stock Portfolio

     VIP Growth Strategies Portfolio

     VIP High Income Portfolio

     VIP Index 500 Portfolio

     VIP International Capital Appreciation Portfolio

     VIP Investment Grade Bond Portfolio

     VIP Mid Cap Portfolio

     VIP Money Market Portfolio

     VIP Overseas Portfolio

     VIP Real Estate Portfolio

     VIP Strategic Income Portfolio

     VIP Value Portfolio

     VIP Value Leaders Portfolio

     VIP Value Strategies Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
------                                     ---------------------------   --------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent
                                                                         of the amount withdrawn+
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                      WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
------                                 --------------------------------   -------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)         On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                       Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                          Minimum: $0.03 Per Month Per
                                                                          $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR
   CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                        On the Certificate Date and        Maximum: $32.01 Per Month Per
                                       Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                       Anniversary

                                                                          Minimum: $0.03 Per Month Per
                                                                          $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)    On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                       Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK CHARGE(2)   Each Valuation Date                Maximum: 0.50 percent of
                                                                          average daily assets of the
                                                                          separate account per year

MONTHLY ADMINISTRATION CHARGE(3)       On the Certificate Date and Each   Maximum: $4 Per Month
                                       Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                          Year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)             On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                       Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)            On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                       Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                  On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                       Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5) MAXIMUM &
   MINIMUM CHARGE(7)                   On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                       Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                          Minimum: $0.03 Per Month Per
                                                                          $1000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                        On the Certificate Date and        Maximum: $32.01 Per Month Per
                                       Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                       Anniversary
                                                                          Minimum: $0.03 Per Month Per
                                                                          $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)    On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                       Subsequent Monthly Anniversary     of Net Amount at Risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2009. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
---------------                             -------   -------
Total Annual Portfolio Operating Expenses    0.10%     2.85%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 40 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Fidelity(R) VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity(R) VIP. For more information about Fidelity(R) VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


FUND/PORTFOLIO                                                              INVESTMENT ADVISER*   INVESTMENT SUB-ADVISER*
--------------                                                              -------------------   -----------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:

Asset Manager(SM) Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks to obtain high total return with reduced risk over                                      FIIA(U.K.)L, FIJ, FMRC,
   the long term by allocating its assets among stocks,                                           FIMM
   bonds, and short-term instruments.)

Asset Manager: Growth(R) Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks to maximize total return by allocating its assets                                       FIIA(U.K.)L, FIJ, FMRC,
   among stocks, bonds, short-term instruments, and other                                         FIMM
   investments.)

Balanced Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks income and capital growth consistent with                                               FIIA(U.K.)L, FIJ, FMRC,
   reasonable risk.)                                                                              FIMM

Contrafund(R) Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks long-term capital appreciation.)                                                        FIIA(U.K.)L, FIJ, FMRC

Disciplined Small Cap Portfolio:
   Initial Class Shares                                                     FMR                   FMRC, Geode
   (Seeks capital appreciation.)

Dynamic Capital Appreciation Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks capital appreciation.)                                                                  FIIA(U.K.)L, FIJ, FMRC

Emerging Markets Portfolio:
   Initial Class Shares                                                     FMR                   FMRC, FRAC, FMR U.K.,
   (Seeks capital appreciation.)                                                                  FIIA, FIIA(U.K.)L, FIJ

Equity-Income Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks reasonable income. The fund will also consider the potential                            FIIA(U.K.)L, FIJ, FMRC
   for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard
   & Poor's 500(SM) Index (S&P 500(R)).)

Freedom Income Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation.)

Freedom 2010 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

Freedom 2015 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

Freedom 2020 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

FUND/PORTFOLIO                                                              INVESTMENT ADVISER*   INVESTMENT SUB-ADVISER*
--------------                                                              -------------------   -----------------------
Freedom 2025 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

Freedom 2030 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

VIP Freedom 2035 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

VIP Freedom 2040 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

VIP Freedom 2045 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

VIP Freedom 2050 Portfolio:
   Initial Class Shares                                                     Strategic Advisers
   (Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.)

VIP FundsManager(R) 20% Portfolio:
   Service Class Shares                                                     FMR, Strategic
   (Seeks high current income and, as a secondary objective,                Advisers
   capital appreciation.)

VIP FundsManager(R) 50% Portfolio:
   Service Class Shares                                                     FMR, Strategic
   (Seeks high total return.)                                               Advisers

VIP FundsManager(R) 60% Portfolio:
   Service Class Shares                                                     FMR, Strategic
   (Seeks high total return.)                                               Advisers

VIP FundsManager(R) 70% Portfolio:
   Service Class Shares                                                     FMR, Strategic
   (Seeks high total return.)                                               Advisers

VIP FundsManager(R) 85% Portfolio:
   Service Class Shares                                                     FMR, Strategic
   (Seeks high total return.)                                               Advisers

Growth Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks to achieve capital appreciation.)                                                       FIIA(U.K.)L, FIJ, FMRC

Growth & Income Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks high total return through a combination of                                              FIIA(U.K.)L, FIJ, FMRC
   current income and capital appreciation.)

Growth Opportunities Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks to provide capital growth.)                                                             FIIA(U.K.)L, FIJ, FMRC

Growth Stock Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks capital appreciation.)                                                                  FIIA(U.K.)L, FIJ, FMRC

FUND/PORTFOLIO                                                              INVESTMENT ADVISER*   INVESTMENT SUB-ADVISER*
--------------                                                              -------------------   -----------------------
Growth Strategies Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks capital appreciation.)                                                                  FIIA(U.K.)L, FIJ, FMRC

High Income Portfolio:
   Initial Class Shares                                                     FMR                   FRAC, FIIA, FIIA(U.K.)L,
   (Seeks a high level of current income, while also                                              FIJ, FMRC
   considering growth of capital.)

Index 500 Portfolio:
   Initial Class Shares                                                     FMR                   FMRC, Geode
   (Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.)

International Capital
   Appreciation Portfolio:
   Initial Class Shares                                                     FMR                   FMRC, FRAC, FMR U.K.,
   (Seeks capital appreciation.)                                                                  FIIA, FIAA(U.K.)L, FIJ

Investment Grade Bond
   Portfolio:
   Initial Class Shares                                                     FMR                   FRAC, FIIA, FIIA(U.K.)L,
   (Seeks as high a level of current income as is consistent with the                             FIMM
   preservation of capital.)

Mid Cap Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks long-term growth of capital.)                                                           FIIA(U.K.)L, FIJ, FMRC,

Money Market Portfolio:
   Initial Class Shares                                                     FMR                   FRAC, FIIA, FIIA(U.K.)L,
   (Seeks as high a level of current income as is consistent with                                 FIMM, FMR U.K.
   preservation of capital and liquidity.)

Overseas Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks long-term growth of capital.)                                                           FIIA(U.K.)L, FIJ, FMRC

Real Estate Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks above-average income and long-term capital growth, consistent                           FIIA(U.K.)L, FIJ, FMRC
   with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500.)

Strategic Income Portfolio:
   Initial Class Portfolio                                                  FMR                   FMR U.K., FRAC, FIIA,
   (Seeks a high level of current income. The fund may also seek capital                          FIIA(U.K.)L, FIJ, FMRC,
   appreciation.)                                                                                 FIMM

Value Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks capital appreciation.)                                                                  FIIA(U.K.)L, FIJ, FMRC

Value Leaders Portfolio:
   Initial Class Shares                                                     FMR                   FMRC, FRAC, FMR U.K.,
   (Seeks capital appreciation.)                                                                  FIIA, FIIA(U.K.)L, FIJ

Value Strategies Portfolio:
   Initial Class Shares                                                     FMR                   FMR U.K., FRAC, FIIA,
   (Seeks capital appreciation.)                                                                  FIIA(U.K.)L, FIJ, FMRC


----------
* Fidelity Management & Research Company, Boston, Massachusetts ("FMR"); Fidelity Management & Research (U.K.) Inc., London, England ("FMR U.K."); Fidelity Research & Analysis Company, Tokyo, Japan ("FRAC"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston, Massachusetts ("FMRC"); Geode Capital Management, LLC, Boston, Massachusetts ("Geode"); Fidelity Investments Money Management, Inc., Merrimack, New Hampshire ("FIMM"); Strategic Advisers(R), Inc., Boston, Massachusetts ("Strategic Advisers")

The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances

(for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts.

Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS

There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.


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     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account


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value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.


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                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.


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WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received


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from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs


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implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


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                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how


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the portfolio's assets may be invested. We believe that each portfolio in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate,


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

reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


OTHER TAXES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12h-7 REPRESENTATIONS


     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.


Investment Company Act Number 811-8830

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Ivy Funds Variable Insurance Portfolios, ("Ivy Funds VIP"), Lord Abbett Series Fund, Inc. ("Lord Abbett") and Van Eck VIP Trust ("Van Eck") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 10 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


ADVANTUS SERIES FUND, INC.

-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares

-    Money Market Portfolio

-    Mortgage Securities Portfolio--Class 2 Shares


-    Real Estate Securities Portfolio--Class 2 Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

-    Ivy Funds VIP International Core Equity


-    Ivy Funds VIP Science and Technology

LORD ABBETT SERIES FUND, INC.

-    Mid Cap Value Portfolio


VAN ECK VIP TRUST

-    Van Eck VIP Global Hard Assets Fund--Initial Class


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;

     are not federally insured;

     are not endorsed by any bank or government agency; and

     are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is April 30, 2010.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
     Summary of Benefits and Risks                                                   2
     Risks of Owning a Variable Universal Life Insurance Certificate                 2
     Fee Tables                                                                      6
General Descriptions                                                                 9
     Minnesota Life Insurance Company                                                9
     Minnesota Life Variable Universal Life Account                                  9
     Additions, Deletions or Substitutions                                          10
     Voting Rights                                                                  11
     The Guaranteed Account                                                         12
     Summary Information                                                            12
          Guaranteed Account Value                                                  13
Charges                                                                             13
     Premium Expense Charges                                                        13
          Sales Charge                                                              13
          Premium Tax Charge                                                        14
          OBRA Expense Charge                                                       14
     Account Value Charges                                                          14
          Monthly Deduction                                                         14
          Partial Surrender Charge                                                  15
          Transfer Charge                                                           15
          Additional Benefits Charges                                               16
     Separate Account Charges                                                       16
     Fund Charges                                                                   16
     Guarantee of Certain Charges                                                   16
Information about the Group Policy and Certificates                                 16
     Applications and Issuance                                                      16
     Dollar Cost Averaging                                                          17
     Free Look                                                                      17
     Continuation of Group Coverage                                                 18
     Conversion Right to an Individual Policy                                       18
     General Provisions of the Group Contract                                       18
          Issuance                                                                  18
          Termination                                                               18
          Right to Examine Group Contract                                           19
          Entire Group Contract                                                     19
          Ownership of Group Contract and Group Contract Changes                    19
Certificate Premiums                                                                19
     Premium Limitations                                                            20
     Allocation of Net Premiums and Account Value                                   20
Death Benefit and Account Values                                                    21
     Option A -- Level Death Benefit                                                21
     Option B -- Increasing Death Benefit                                           21
     Change in Face Amount                                                          21
          Increases                                                                 21
          Decreases                                                                 22
     Payment of Death Benefit Proceeds                                              22
     Account Values                                                                 22
          Determination of the Guaranteed Account Value                             23
          Determination of the Separate Account Value                               23
          Unit Value                                                                23
          Net Investment Factor                                                     24
          Daily Values                                                              24

                                                                                   PAGE
Surrenders, Partial Surrenders and Transfers                                        24
     Transfers                                                                      25
          Market Timing                                                             25
          Guaranteed Account Transfer Restrictions                                  26
          Other Transfer Information                                                27
Loans                                                                               28
     Loan Interest                                                                  28
     Loan Repayments                                                                29
Lapse and Reinstatement                                                             29
     Lapse                                                                          29
     Reinstatement                                                                  30
     Additional Benefits                                                            30
          Accelerated Benefits Rider                                                30
          Waiver of Premium Rider                                                   30
          Accidental Death and Dismemberment Rider                                  30
          Child Rider                                                               30
          Spouse Rider                                                              30
          Policyholder Contribution Rider                                           30
     General Matters Relating to the Certificate                                    31
          Postponement of Payments                                                  31
          The Certificate                                                           31
          Control of Certificate                                                    31
          Maturity                                                                  32
          Beneficiary                                                               32
          Change of Beneficiary                                                     32
          Settlement Options                                                        32
Federal Tax Status                                                                  33
     Introduction                                                                   33
     Taxation of Minnesota Life and the Variable Universal Life Account             33
     Tax Status of Certificates                                                     34
     Diversification of Investments                                                 34
     Owner Control                                                                  34
     Tax Treatment of Policy Benefits                                               35
     Modified Endowment Contracts                                                   35
     Multiple Policies                                                              36
     Withholding                                                                    37
     Continuation of Policy Beyond Age 100                                          37
     Business Uses of Policy                                                        37
     Other Taxes                                                                    37
     Employer-owned Life Insurance Contracts                                        37
     Life Insurance Purchases by Residents of Puerto Rico                           37
     Life Insurance Purchases by Nonresident Aliens and Foreign Corporations        37
     Non-Individual Owners and Business Beneficiaries of Policies                   38
     Split-Dollar Arrangements                                                      38
     Alternative Minimum Tax                                                        38
          Estate, Gift and Generation-Skipping Transfer Taxes                       38
          Economic Growth and Tax Relief Reconciliation Act of 2001                 38
Distribution of Certificates                                                        39
     Payments Made by Underlying Mutual Funds                                       40
Other Matters                                                                       41
     Legal Proceedings                                                              41
     Registration Statement                                                         41
     Financial Statements                                                           41
Statement of Additional Information                                                 42

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the 10 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.


     Series Fund Portfolios include (except for Money Market, all are Class 2 Shares):

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio


Additional Fund Portfolios include:

     Ivy Funds Variable Insurance Portfolios
          Ivy Funds VIP International Core Equity


          Ivy Funds VIP Science and Technology

     Lord Abbett Series Fund, Inc.
          Mid Cap Value Portfolio


     Van Eck VIP Trust
          Van Eck VIP Global Hard Assets Fund--Initial Class


     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
------                                     ---------------------------   --------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent
                                                                         of the amount withdrawn+
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                    WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
------                                ------------------------------   --------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date          Maximum: $41.36 per month per
                                      and Each Subsequent Monthly      $1,000 of net amount at risk
                                      Anniversary
                                                                       Minimum: $0.03 per month per
                                                                       $1,000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and      Maximum: $32.01 per month per
                                      Each Subsequent Monthly          $1,000 of net amount at risk
                                      Anniversary
                                                                       Minimum: $0.03 per month per
                                                                       $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and      $0.11 per month per $1,000 of
                                      Each Subsequent Monthly          net amount at risk
                                      Anniversary

MORTALITY AND EXPENSE RISK CHARGE(2)  Each Valuation Date              Maximum: 0.50 percent of average
                                                                       daily assets of the separate
                                                                       account per year

MONTHLY ADMINISTRATION CHARGE(3)      On the Certificate Date and      Maximum: $4 per month
                                      Each Subsequent Monthly
                                      Anniversary

LOAN INTEREST SPREAD(4)               Each Monthly Anniversary         2 percent of Policy Loan per year

ACCIDENTAL DEATH AND DISMEMBERMENT
   CHARGE(5)                          On the Certificate Date and      Maximum: $0.10 per month per
                                      Each Subsequent Monthly          $1,000 of net amount at risk
                                      Anniversary

WAIVER OF PREMIUM CHARGE(5)           On the Certificate Date and      Maximum: 50 percent of the cost
                                      Each Subsequent Monthly          of insurance Charge
                                      Anniversary

CHILD RIDER CHARGE(5)                 On the Certificate Date and      Maximum: $0.35 per month per
                                      Each Subsequent Monthly          $1,000 of net amount at risk
                                      Anniversary

SPOUSE RIDER CHARGE(1)(5) MAXIMUM &
   MINIMUM CHARGE(7)                  On the Certificate Date          Maximum: $41.36 per month per
                                      and Each Subsequent Monthly      $1,000 of net amount at risk
                                      Anniversary
                                                                       Minimum: $0.03 per month per
                                                                       $1000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and      Maximum: $32.01 per month per
                                      Each Subsequent Monthly          $1,000 of net amount at risk
                                      Anniversary
                                                                       Minimum: $0.03 per month per
                                                                       $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and      $0.11 per month per $1,000 of
                                      Each Subsequent Monthly          net amount at risk
                                      Anniversary

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2009. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
---------------                             -------   -------
Total Annual Portfolio Operating Expenses    0.49%     1.26%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into sub-accounts, each of which currently invests in one of the 10 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Series Fund, BlackRock Variable Series Funds, Inc., Lord Abbett Series Fund, Inc., Van Eck Worldwide Insurance Trust and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


FUND/PORTFOLIO                                      INVESTMENT ADVISER          INVESTMENT SUB-ADVISER
--------------                              ---------------------------------   ----------------------
SERIES FUND:

Bond Portfolio--Class 2 Shares              Advantus Capital Management, Inc.

Index 400 Mid-Cap Portfolio--Class 2        Advantus Capital Management, Inc.
   Shares

Index 500 Portfolio--Class 2 Shares         Advantus Capital Management, Inc.

Money Market Portfolio*                     Advantus Capital Management, Inc.

Mortgage Securities Portfolio--Class 2      Advantus Capital Management, Inc.
   Shares

Real Estate Securities Portfolio--Class 2   Advantus Capital Management, Inc.
   Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:

Ivy Funds VIP International                 Waddell & Reed Investment
   Core Equity                              Management Company
   (Seeks long-term capital growth.)

Ivy Funds VIP Science and Technology        Waddell & Reed Investment
   (Seeks long-term capital growth.)        Management Company

LORD ABBETT SERIES FUND, INC.:

Mid Cap Value Portfolio                     Lord, Abbett & Co. LLC
   (Seeks capital appreciation through
   investments, primarily in equity
   securities, which are believed to be
   undervalued in the marketplace.)

VAN ECK VIP TRUST:

Van Eck VIP Global Hard Assets Fund--       Van Eck Associates Corporation
   Initial Class
   (Seeks long-term capital appreciation
   by investing primarily in "hard
   assets" securities.)


----------
* Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may also become extremely low and possibly negative. The Money Market Portfolio participates in Treasury's Temporary Guarantee Program for Money Market Funds. See the Money Market Portfolio prospectus for additional information.

     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law.

Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the


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certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.


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     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS.

However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an

Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


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                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account


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

value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or

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decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS

There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the


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guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.


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LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year.

     Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least


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

6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the


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investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


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     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under

Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


OTHER TAXES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12-h7 REPRESENTATIONS


     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.


Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: APRIL 30, 2010

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity(R) Variable Insurance Products Funds, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Van Eck VIP Trust and Lord Abbett Series Fund, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.

If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


             Applicable Percentage     Applicable Percentage
 Attained   for certificates issued   for certificates issued on
   Age      before January 1, 2009     or after January 1, 2009

   35         432.4%                    512.3%
   45         310.2                     369.0
   55         226.9                     375.6
   65         171.8                     215.9
   75         137.5                     178.9

For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. As you increase the amount of premium you pay, you may cause your certificate to become a modified endowment contract.

(See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2009, 2008 and 2007 were $465,264, $593,608, and $493,824, respectively.

While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian's sales of Minnesota Life variable products. Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 1980 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table. The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 2001 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 200 percent of the maximum allowed under the 2001 Commissioners Standard Ordinary ("2001 CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.95 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.44 percent, 4.47 percent and 10.39 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*


                                              -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)              6% Gross(2)              12% Gross(2)
                                   (-1.44% Net)(3)          (4.47% Net)(3)            (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account       Death       Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)      Benefit     Value(4)      Benefit
------     ---     -------     ---------     -------     ---------    ---------   ---------     ----------
   1        46      10,800        8,759       600,000        9,041      600,000       9,317        600,000
   2        47      10,800       17,342       600,000       18,435      600,000      19,552        600,000
   3        48      10,800       25,683       600,000       28,131      600,000      30,731        600,000
   4        49      10,800       33,858       600,000       38,219      600,000      43,032        600,000
   5        50      10,800       41,871       600,000       48,718      600,000      56,579        600,000
   6        51      10,800       49,659       600,000       59,585      600,000      71,441        600,000
   7        52      10,800       57,164       600,000       70,776      600,000      87,699        600,000
   8        53      10,800       64,393       600,000       82,314      600,000     105,518        600,000
   9        54      10,800       71,293       600,000       94,164      600,000     125,016        600,000
   10       55      10,800       77,808       600,000      106,289      600,000     146,339        600,000

   15       60      10,800      103,042       600,000      170,182      600,000     287,559        600,000
   20       65      10,800      114,212       600,000      240,427      600,000     520,125        624,150
   25       70      10,800      108,249       600,000      320,786      600,000     903,070      1,038,530
   30       75      10,800       47,522       600,000      403,892      600,000   1,515,044      1,590,796
   35       80      10,800            0       600,000      494,568      600,000   2,501,242      2,626,304
   40       85      10,800            0       600,000      631,715      663,301   4,021,798      4,222,888
   45       90      10,800            0       600,000      800,395      840,415   6,303,303      6,618,468
   50       95      10,800            0       600,000    1,007,906    1,017,985   9,923,392     10,022,626



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.190. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   NONTOBACCO
                       FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $10,800
                           (MONTHLY PREMIUM - $900)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO


                                                  -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)             6% Gross(2)                12% Gross(2)
                                   (-1.44% Net)(3)         (4.47% Net)(3)             (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death       Account         Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit     Value(4)       Benefit
------     ---     -------     ---------     -------     --------     -------    ----------     ---------
  1         46     10,800         7,408      600,000       7,646      600,000        7,880        600,000
  2         47     10,800        14,550      600,000      15,472      600,000       16,414        600,000
  3         48     10,800        21,412      600,000      23,470      600,000       25,656        600,000
  4         49     10,800        27,990      600,000      31,642      600,000       35,677        600,000
  5         50     10,800        34,269      600,000      39,982      600,000       46,550        600,000
  6         51     10,800        40,225      600,000      48,470      600,000       58,341        600,000
  7         52     10,800        45,832      600,000      57,089      600,000       71,132        600,000
  8         53     10,800        51,053      600,000      65,809      600,000       85,002        600,000
  9         54     10,800        55,845      600,000      74,594      600,000      100,038        600,000
  10        55     10,800        60,185      600,000      83,429      600,000      116,362        600,000

  15        60     10,800        74,023      600,000     127,586      600,000      222,987        600,000
  20        65     10,800        69,093      600,000     167,618      600,000      394,429        600,000
  25        70     10,800        29,920      600,000     192,334      600,000      686,803        789,824
  30        75     10,800             0      600,000     177,858      600,000    1,159,533      1,217,510
  35        80     10,800             0      600,000      49,248      600,000    1,924,155      2,020,362
  40        85     10,800             0      600,000           0      600,000    3,109,186      3,264,645
  45        90     10,800             0      600,000           0      600,000    4,883,653      5,127,836
  50        95     10,800             0      600,000           0      600,000    7,701,484      7,778,498



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                 ISSUE AGE 45
                                    UNISEX
                                  NONTOBACCO
                     FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                               -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)            6% Gross(2)                12% Gross(2)
                                   (-1.44% Net)(3)        (4.47% Net)(3)             (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death       Account         Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit     Value(4)       Benefit
------     ---     -------     ---------     -------     --------     -------    ----------     ---------
  1        46      10,800        7,159       600,000        7,389      600,000        7,615      600,000
  2        47      10,800       13,987       600,000       14,876      600,000       15,784      600,000
  3        48      10,800       20,535       600,000       22,515      600,000       24,619      600,000
  4        49      10,800       26,825       600,000       30,335      600,000       34,215      600,000
  5        50      10,800       32,822       600,000       38,308      600,000       44,620      600,000
  6        51      10,800       38,480       600,000       46,395      600,000       55,876      600,000
  7        52      10,800       43,740       600,000       54,541      600,000       68,023      600,000
  8        53      10,800       48,539       600,000       62,686      600,000       81,103      600,000
  9        54      10,800       52,828       600,000       70,785      600,000       95,185      600,000
  10       55      10,800       56,507       600,000       78,740      600,000      110,299      600,000

  15       60      10,800       64,726       600,000      115,321      600,000      206,264      600,000
  20       65      10,800       48,719       600,000      140,012      600,000      355,723      600,000
  25       70      10,800            0       600,000      136,589      600,000      613,383      705,391
  30       75      10,800            0       600,000       65,765      600,000    1,038,589    1,090,518
  35       80      10,800            0       600,000            0      600,000    1,725,814    1,812,105
  40       85      10,800            0       600,000            0      600,000    2,778,868    2,917,812
  45       90      10,800            0       600,000            0      600,000    4,321,139    4,537,196
  50       95      10,800            0       600,000            0      600,000    6,752,068    6,819,588



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           DEATH BENEFIT OPTION B
                                ISSUE AGE 45
                                   UNISEX
                                 NONTOBACCO
                    FACE AMOUNT OF INSURANCE - $600,000
                           ANNUAL PREMIUM - $10,800
                         (MONTHLY PREMIUM - $900)(1)

                 USING CURRENT COST OF INSURANCE CHARGES*


                                          -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.44% Net)(3)          (4.47% Net)(3)            (10.39% Net)(3)
End of     Att     Annual      Account        Death      Account       Death        Account       Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit       Value(4)     Benefit
------     ---     -------     ---------     --------    --------     --------     ----------     ---------
 1         46       10,800        8,748       608,748       9,029      609,029          9,306       609,306
 2         47       10,800       17,299       617,299      18,389      618,389         19,502       619,502
 3         48       10,800       25,584       625,584      28,020      628,020         30,606       630,606
 4         49       10,800       33,678       633,678      38,008      638,008         42,787       642,787
 5         50       10,800       41,584       641,584      48,369      648,369         56,157       656,157
 6         51       10,800       49,233       649,233      59,046      659,046         70,764       670,764
 7         52       10,800       56,558       656,558      69,980      669,980         86,661       686,661
 8         53       10,800       63,563       663,563      81,182      681,182        103,982       703,982
 9         54       10,800       70,182       670,182      92,590      692,590        122,797       722,797
 10        55       10,800       76,348       676,348     104,140      704,140        143,187       743,187

 15        60       10,800       98,297       698,297     161,689      761,689        272,297       872,297
 20        65       10,800      102,862       702,862     215,014      815,014        462,816     1,062,816
 25        70       10,800       86,798       686,798     257,988      857,988        748,177     1,348,177
 30        75       10,800       11,656       611,656     243,586      843,586      1,139,417     1,739,417
 35        80       10,800            0       600,000     102,431      702,431      1,638,241     2,238,241
 40        85       10,800            0       600,000           0      600,000      2,214,860     2,814,860
 45        90       10,800            0       600,000           0      600,000      2,863,847     3,463,847
 50        95       10,800            0       600,000           0      600,000      3,520,286     4,120,286



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.190. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            DEATH BENEFIT OPTION B
                                 ISSUE AGE 45
                                    UNISEX
                                  NONTOBACCO
                     FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

           USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO


                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)              12% Gross(2)
                                 (-1.44% Net)(3)            (4.47% Net)(3)           (10.39% Net)(3)
End of     Att     Annual      Account        Death      Account       Death       Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     --------    --------     --------    ----------    ----------
  1        46       10,800        7,391       607,391       7,628      607,628        7,862        607,862
  2        47       10,800       14,482       614,482      15,399      615,399       16,335        616,335
  3        48       10,800       21,257       621,257      23,296      623,296       25,461        625,461
  4        49       10,800       27,706       627,706      31,310      631,310       35,291        635,291
  5        50       10,800       33,813       633,813      39,425      639,425       45,877        645,877
  6        51       10,800       39,545       639,545      47,608      647,608       57,258        657,258
  7        52       10,800       44,873       644,873      55,826      655,826       69,480        669,480
  8        53       10,800       49,754       649,754      64,028      664,028       82,576        682,576
  9        54       10,800       54,135       654,135      72,154      672,154       96,577        696,577
  10       55       10,800       57,989       657,989      80,164      680,164      111,538        711,538

  15       60       10,800       68,082       668,082     116,619      716,619      202,798        802,798
  20       65       10,800       56,906       656,906     138,444      738,444      325,442        925,442
  25       70       10,800       10,926       610,926     124,686      724,686      479,473      1,079,473
  30       75       10,800            0       600,000      39,672      639,672      654,304      1,254,304
  35       80       10,800            0       600,000           0      600,000      807,348      1,407,348
  40       85       10,800            0       600,000           0      600,000      857,292      1,457,292
  45       90       10,800            0       600,000           0      600,000      630,549      1,230,549
  50       95       10,800            0       600,000           0      600,000            0        600,000



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                           ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO


                                           -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)                12% Gross(2)
                                 (-1.44% Net)(3)           (4.47% Net)(3)             (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account       Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit       Value(4)      Benefit
------     ---     -------     ---------     -------     --------     --------     ---------     ---------
 1         46       10,800        7,141       607,141       7,370      607,370        7,596        607,596
 2         47       10,800       13,914       613,914      14,797      614,797       15,700        615,700
 3         48       10,800       20,369       620,369      22,328      622,328       24,410        624,410
 4         49       10,800       26,524       626,524      29,983      629,983       33,804        633,804
 5         50       10,800       32,340       632,340      37,721      637,721       43,909        643,909
 6         51       10,800       37,765       637,765      45,489      645,489       54,736        654,736
 7         52       10,800       42,733       642,733      53,213      653,213       66,285        666,285
 8         53       10,800       47,173       647,173      60,811      660,811       78,548        678,548
 9         54       10,800       51,027       651,027      68,211      668,211       91,530        691,530
 10        55       10,800       54,183       654,183      75,279      675,279      105,177        705,177

 15        60       10,800       58,392       658,392     103,489      703,489      184,299        784,299
 20        65       10,800       36,392       636,392     108,937      708,937      280,071        880,071
 25        70       10,800            0       600,000      69,264      669,264      383,497        983,497
 30        75       10,800            0       600,000           0      600,000      469,726      1,069,726
 35        80       10,800            0       600,000           0      600,000      466,353      1,066,353
 40        85       10,800            0       600,000           0      600,000      209,383        809,383
 45        90       10,800            0       600,000           0      600,000            0        600,000
 50        95       10,800            0       600,000           0      600,000            0        600,000



(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                      UNISEX
                                    NONTOBACCO
                       FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)               12% Gross(2)
                                 (-1.44% Net)(3)           (4.47% Net)(3)             (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56       18,000       13,558      600,000      13,994      600,000        14,423        600,000
  2        57       18,000       26,442      600,000      28,126      600,000        29,847        600,000
  3        58       18,000       38,752      600,000      42,501      600,000        46,486        600,000
  4        59       18,000       50,444      600,000      57,089      600,000        64,436        600,000
  5        60       18,000       61,480      600,000      71,863      600,000        83,817        600,000
  6        61       18,000       71,886      600,000      86,867      600,000       104,834        600,000
  7        62       18,000       81,626      600,000     102,084      600,000       127,665        600,000
  8        63       18,000       90,725      600,000     117,564      600,000       152,579        600,000
  9        64       18,000       99,204      600,000     133,361      600,000       179,885        600,000
  10       65       18,000      107,025      600,000     149,474      600,000       209,889        600,000

  15       70       18,000      135,573      600,000     236,092      600,000       416,417        600,000
  20       75       18,000      115,675      600,000     317,860      600,000       772,414        811,035
  25       80       18,000            0      600,000     384,582      600,000     1,351,554      1,419,131
  30       85       18,000            0      600,000     423,270      600,000     2,247,218      2,359,579
  35       90       18,000            0      600,000     404,297      600,000     3,594,568      3,774,296
  40       95       18,000            0      600,000       6,442      600,000     5,732,213      5,789,535



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.470. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO


                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)             12% Gross(2)
                                  (-1.44% Net)(3)           (4.47% Net)(3)          (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56       18,000       10,801      600,000       11,149     600,000        11,491       600,000
  2        57       18,000       21,013      600,000       22,356     600,000        23,728       600,000
  3        58       18,000       30,622      600,000       33,610     600,000        36,786       600,000
  4        59       18,000       39,601      600,000       44,887     600,000        50,737       600,000
  5        60       18,000       47,897      600,000       56,140     600,000        65,643       600,000
  6        61       18,000       55,453      600,000       67,314     600,000        81,574       600,000
  7        62       18,000       62,189      600,000       78,338     600,000        98,603       600,000
  8        63       18,000       67,983      600,000       89,096     600,000       116,780       600,000
  9        64       18,000       72,718      600,000       99,478     600,000       136,189       600,000
  10       65       18,000       76,287      600,000      109,386     600,000       156,961       600,000

  15       70       18,000       72,783      600,000      148,531     600,000       289,685       600,000
  20       75       18,000        9,730      600,000      150,721     600,000       513,976       600,000
  25       80       18,000            0      600,000       45,281     600,000       928,625       975,056
  30       85       18,000            0      600,000            0     600,000     1,576,734     1,655,571
  35       90       18,000            0      600,000            0     600,000     2,550,879     2,678,422
  40       95       18,000            0      600,000            0     600,000     4,097,519     4,138,495



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                           -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.44% Net)(3)          (4.47% Net)(3)            (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56       18,000        9,862      600,000       10,179     600,000        10,491       600,000
  2        57       18,000       18,956      600,000       20,176     600,000        21,423       600,000
  3        58       18,000       27,320      600,000       30,019     600,000        32,890       600,000
  4        59       18,000       34,970      600,000       39,718     600,000        44,979       600,000
  5        60       18,000       41,828      600,000       49,192     600,000        57,699       600,000
  6        61       18,000       47,754      600,000       58,293     600,000        71,001       600,000
  7        62       18,000       52,577      600,000       66,842     600,000        84,818       600,000
  8        63       18,000       56,142      600,000       74,666     600,000        99,104       600,000
  9        64       18,000       58,349      600,000       81,650     600,000       113,892       600,000
  10       65       18,000       59,122      600,000       87,700     600,000       129,259       600,000

  15       70       18,000       38,103      600,000       99,871     600,000       219,600       600,000
  20       75       18,000            0      600,000       48,791     600,000       348,005       600,000
  25       80       18,000            0      600,000            0     600,000       585,714       615,000
  30       85       18,000            0      600,000            0     600,000     1,028,362     1,079,780
  35       90       18,000            0      600,000            0     600,000     1,681,868     1,765,962
  40       95       18,000            0      600,000            0     600,000     2,711,635     2,738,751



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*


                                         -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)               12% Gross(2)
                                 (-1.44% Net)(3)           (4.47% Net)(3)            (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56      18,000       13,517       613,517       13,951     613,951       14,378        614,378
  2        57      18,000       26,267       626,267       27,936     627,936       29,642        629,642
  3        58      18,000       38,334       638,334       42,031     642,031       45,959        645,959
  4        59      18,000       49,655       649,655       56,167     656,167       63,364        663,364
  5        60      18,000       60,171       660,171       70,271     670,271       81,892        681,892
  6        61      18,000       69,893       669,893       84,343     684,343      101,662        701,662
  7        62      18,000       78,760       678,760       98,308     698,308      122,725        722,725
  8        63      18,000       86,785       686,785      112,160     712,160      145,216        745,216
  9        64      18,000       93,980       693,980      125,894     725,894      169,284        769,284
  10       65      18,000      100,286       700,286      139,432     739,432      195,017        795,017

  15       70      18,000      117,285       717,285      202,114     802,114      353,517        953,517
  20       75      18,000       72,894       672,894      212,242     812,242      536,818      1,136,818
  25       80      18,000            0       600,000      101,619     701,619      694,801      1,294,801
  30       85      18,000            0       600,000            0     600,000      712,740      1,312,740
  35       90      18,000            0       600,000            0     600,000      445,978      1,045,978
  40       95      18,000            0       600,000            0     600,000            0        600,000



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.


*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.470. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $18,000
                          (MONTHLY PREMIUM - $1,500)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO


                                          -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)                6% Gross(2)               12% Gross(2)
                                 (-1.44% Net)(3)            (4.47% Net)(3)            (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56      18,000       10,745       610,745       11,090     611,090       11,430       611,430
  2        57      18,000       20,785       620,785       22,109     622,109       23,461       623,461
  3        58      18,000       30,094       630,094       33,016     633,016       36,120       636,120
  4        59      18,000       38,634       638,634       43,754     643,754       49,417       649,417
  5        60      18,000       46,337       646,337       54,236     654,236       63,336       663,336
  6        61      18,000       53,129       653,129       64,361     664,361       77,849       677,849
  7        62      18,000       58,915       658,915       74,003     674,003       92,905       692,905
  8        63      18,000       63,554       663,554       82,977     682,977      108,393       708,393
  9        64      18,000       66,912       666,912       91,100     691,100      124,198       724,198
  10       65      18,000       68,871       668,871       98,192     698,192      140,208       740,208

  15       70      18,000       54,243       654,243      111,981     711,981      219,215       819,215
  20       75      18,000            0       600,000       61,252     661,252      271,071       871,071
  25       80      18,000            0       600,000            0     600,000      222,543       822,543
  30       85      18,000            0       600,000            0     600,000            0       600,000
  35       90      18,000            0       600,000            0     600,000            0       600,000
  40       95      18,000            0       600,000            0     600,000            0       600,000



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                DEATH BENEFIT OPTION B
                                     ISSUE AGE 55
                                        UNISEX
                                      NONTOBACCO
                         FACE AMOUNT OF INSURANCE - $600,000
                               ANNUAL PREMIUM - $18,000
                            (MONTHLY PREMIUM - $1,500)(1)

               USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO


                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.44% Net)(3)           (4.47% Net)(3)          (10.39% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56       18,000        9,802      609,802       10,117     610,117       10,426       610,426
  2        57       18,000       18,712      618,712       19,912     619,912       21,138       621,138
  3        58       18,000       26,759      626,759       29,386     629,386       32,180       632,180
  4        59       18,000       33,947      633,947       38,517     638,517       43,578       643,578
  5        60       18,000       40,188      640,188       47,187     647,187       55,264       655,264
  6        61       18,000       45,325      645,325       55,198     655,198       67,085       667,085
  7        62       18,000       49,174      649,174       62,313     662,313       78,842       678,842
  8        63       18,000       51,567      651,567       68,302     668,302       90,331       690,331
  9        64       18,000       52,411      652,411       72,995     672,995      101,402       701,402
  10       65       18,000       51,650      651,650       76,255     676,255      111,929       711,929

  15       70       18,000       22,074      622,074       65,980     665,980      151,255       751,255
  20       75       18,000            0      600,000            0     600,000      132,415       732,415
  25       80       18,000            0      600,000            0     600,000            0       600,000
  30       85       18,000            0      600,000            0     600,000            0       600,000
  35       90       18,000            0      600,000            0     600,000            0       600,000
  40       95       18,000            0      600,000            0     600,000            0       600,000



(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2009 consolidated financial statements and supplementary schedules of the Company refers to a change in the method of accounting for other-than temporary impairments of fixed maturity investment securities.

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account (the Variable Account) as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2009 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account as of December 31, 2009, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
April 9, 2010

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                             SEGREGATED SUB-ACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                      ADVANTUS    ADVANTUS     ADVANTUS      ADVANTUS     ADVANTUS
                                               ADVANTUS    ADVANTUS     INDEX     MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                                 BOND       MONEY        500     SECURITIES      BOND         MID-CAP    SECURITIES
                                                CLASS 2     MARKET     CLASS 2    CLASS 2       CLASS 2       CLASS 2     CLASS 2
                                              ----------  ---------  ----------  ----------  -------------  ----------  -----------
                   ASSETS
Investments in shares of Advantus Series
   Fund, Inc.:
   Bond Portfolio Class 2, 5,732,065 shares
      at net asset value of $1.58 per share
      (cost $8,748,295)                       $9,049,447         --          --         --            --            --          --
   Money Market Portfolio, 5,114,271 shares
      at net asset value of $1.00 per share
      (cost $5,114,103)                               --  5,114,103          --         --            --            --          --
   Index 500 Portfolio Class 2, 18,029,473
      shares at net asset value of $3.82 per
      share (cost $69,249,093)                        --         --  68,668,819         --            --            --          --
   Mortgage Securities Portfolio Class 2,
      388,368 shares at net asset value
      of $1.48 per share (cost $576,064)              --         --          --    574,284            --            --          --
   International Bond Portfolio Class 2,
      572,354 shares at net asset value
      of $1.85 per share (cost $900,221)              --         --          --         --     1,057,787            --          --
   Index 400 Mid-Cap Portfolio Class 2,
      12,337,719 shares at net asset value
      of $1.72 per share (cost $20,756,323)           --         --          --         --            --    21,137,548          --
   Real Estate Securities Portfolio Class 2,
      773,778 shares at net asset value
      of $1.92 per share (cost $1,471,494)            --         --          --         --            --            --   1,482,118
                                              ----------  ---------  ----------    -------     ---------    ----------   ---------
                                               9,049,447  5,114,103  68,668,819    574,284     1,057,787    21,137,548   1,482,118
Receivable from Minnesota Life for Policy
   purchase payments                              79,549     21,317      71,812      3,376            --       114,179      22,896
Receivable for investments sold                       --         --          --         --         1,370            --          --
                                              ----------  ---------  ----------    -------     ---------    ----------   ---------
         Total assets                          9,128,996  5,135,420  68,740,631    577,660     1,059,157    21,251,727   1,505,014
                                              ----------  ---------  ----------    -------     ---------    ----------   ---------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                      --         --          --         --         1,370            --          --
Payable for investments purchased                 79,549     21,317      71,812      3,376            --       114,179      22,896
                                              ----------  ---------  ----------    -------     ---------    ----------   ---------
         Total liabilities                        79,549     21,317      71,812      3,376         1,370       114,179      22,896
                                              ----------  ---------  ----------    -------     ---------    ----------   ---------
         Net assets applicable to Policy
            owners                            $9,049,447  5,114,103  68,668,819    574,284     1,057,787    21,137,548   1,482,118
                                              ==========  =========  ==========    =======     =========    ==========   =========
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                   $9,049,447  5,114,103  68,668,819    574,284     1,057,787    21,137,548   1,482,118
                                              ==========  =========  ==========    =======     =========    ==========   =========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                                                                                           FIDELITY
                                             BLACK ROCK               FIDELITY VIP FIDELITY VIP              FIDELITY VIP  VIP ASSET
                                               GLOBAL    FIDELITY VIP   GROWTH &      EQUITY-   FIDELITY VIP     ASSET      MANAGER
                                             GROWTH V.I.  CONTRAFUND     INCOME       INCOME     HIGH INCOME    MANAGER     GROWTH
                                             ----------- ------------ ------------ ------------ ------------ ------------ ----------
                   ASSETS
Investments in shares of Black Rock.:
   Global Growth V.I. Fund,  shares at net
      asset value of $0.00 per share
      (cost $0)                                  $--              --          --            --           --          --         --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 234,606 shares at
      net asset value of $20.62 per share
      (cost $5,038,846)                           --       4,837,579          --            --           --          --         --
   Growth & Income Portfolio, 73,331 shares
      at net asset value of $11.07 per share
      (cost $755,751)                             --              --     811,773            --           --          --         --
   Equity-Income Portfolio, 133,385 shares
      at net asset value of $16.81 per share
      (cost $3,055,271)                           --              --          --     2,242,203           --          --         --
   High Income Portfolio, 203,674 shares at
      net asset value of $5.29 per share
      (cost $1,092,026)                           --              --          --            --    1,077,434          --         --
   Asset Manager Portfolio, 25,827 shares at
      net asset value of $13.00 per share
      (cost $315,289)                             --              --          --            --           --     335,748         --
   Asset Manager Growth Portfolio, 64,571
      shares at net asset value of $12.66
      per share (cost $805,156)                   --              --          --            --           --          --    817,465
                                                 ---       ---------     -------     ---------    ---------     -------    -------
                                                  --       4,837,579     811,773     2,242,203    1,077,434     335,748    817,465
Receivable from Minnesota Life for Policy
   purchase payments                              --              --         794            --           --          56        531
Receivable for investments sold                   --          17,907          --        23,838          490          --         --
                                                 ---       ---------     -------     ---------    ---------     -------    -------
         Total assets                             --       4,855,486     812,567     2,266,041    1,077,924     335,804    817,996
                                                 ---       ---------     -------     ---------    ---------     -------    -------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  --          17,907          --        23,838          490          --         --
Payable for investments purchased                 --              --         794            --           --          56        531
                                                 ---       ---------     -------     ---------    ---------     -------    -------
         Total liabilities                        --          17,907         794        23,838          490          56        531
                                                 ---       ---------     -------     ---------    ---------     -------    -------
         Net assets applicable to Policy
            owners                               $--       4,837,579     811,773     2,242,203    1,077,434     335,748    817,465
                                                 ===       =========     =======     =========    =========     =======    =======
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                      $--       4,837,579     811,773     2,242,203    1,077,434     335,748    817,465
                                                 ===       =========     =======     =========    =========     =======    =======

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------------------------------
                                                                        FIDELITY VIP              FIDELITY VIP  FIDELITY  FIDELITY
                                             FIDELITY VIP FIDELITY VIP     GROWTH    FIDELITY VIP  INVESTMENT     VIP    VIP MONEY
                                               BALANCED      GROWTH    OPPORTUNITIES  INDEX 500    GRADE BOND   MID-CAP    MARKET
                                             ------------ ------------ ------------- ------------ ------------ --------- ---------
                   ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Balanced Portfolio, 23,903 shares at net
      asset value of $13.41 per share
      (cost $264,427)                          $320,535            --          --             --          --          --        --
   Growth Portfolio, 120,943 shares at net
      asset value of $30.04 per share
      (cost $3,914,023)                              --     3,633,138          --             --          --          --        --
   Growth Opportunities Portfolio, 63,449
      shares at net asset value of $14.51
      per share (cost $808,199)                      --            --     920,651             --          --          --        --
   Index 500 Portfolio, 14,246 shares at net
      asset value of $119.62 per share
      (cost $1,635,351)                              --            --          --      1,704,135          --          --        --
   Investment Grade Bond Portfolio, 47,642
      shares at net asset value of $12.48
      per share (cost $582,233)                      --            --          --             --     594,574          --        --
   Mid-Cap Fund, 170,557 shares at net asset
      value of $25.54 per share
      (cost $4,668,986)                              --            --          --             --          --   4,356,023        --
   Money Market Portfolio, 1,049,757 shares
      at net asset value of $1.00 per share
      (cost $1,049,757)                              --            --          --             --          --          -- 1,049,757
                                               --------     ---------     -------      ---------     -------   --------- ---------
                                                320,535     3,633,138     920,651      1,704,135     594,574   4,356,023 1,049,757
Receivable from Minnesota Life for Policy
   purchase payments                                191            --         538            308         117          --     2,605
Receivable for investments sold                      --         1,114          --             --          --       1,793        --
                                               --------     ---------     -------      ---------     -------   --------- ---------
         Total assets                           320,726     3,634,252     921,189      1,704,443     594,691   4,357,816 1,052,362
                                               --------     ---------     -------      ---------     -------   --------- ---------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                     --         1,114          --             --          --       1,793        --
Payable for investments purchased                   191            --         538            308         117          --     2,605
                                               --------     ---------     -------      ---------     -------   --------- ---------
         Total liabilities                          191         1,114         538            308         117       1,793     2,605
                                               --------     ---------     -------      ---------     -------   --------- ---------
         Net assets applicable to Policy
            owners                             $320,535     3,633,138     920,651      1,704,135     594,574   4,356,023 1,049,757
                                               ========     =========     =======      =========     =======   ========= =========
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                    $320,535     3,633,138     920,651      1,704,135     594,574   4,356,023 1,049,757
                                               ========     =========     =======      =========     =======   ========= =========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                          FIDELITY VIP   FIDELITY VIP               FIDELITY VIP  FIDELITY  FIDELITY
                                             FIDELITY VIP  AGGRESSIVE  DYNAMIC CAPITAL FIDELITY VIP     VALUE    VIP GROWTH VIP REAL
                                               OVERSEAS      GROWTH      APPRECIATION     VALUE       STRATEGY      STOCK    ESTATE
                                             ------------ ------------ --------------- ------------ ------------ ---------- --------
                   ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Overseas Portfolio, 176,070 shares at
      net asset value of $15.05 per share
      (cost $3,216,884)                       $2,649,847          --            --            --            --         --        --
   Aggressive Growth Portfolio, 22,473
      shares at net asset value of $7.21
      per share (cost $128,704)                       --     162,032            --            --            --         --        --
   Dynamic Capital Appreciation Portfolio,
      27,296 shares at net asset value of
      $7.17 per share (cost $204,647)                 --          --       195,710            --            --         --        --
   Value Portfolio, 8,156 shares at net
      asset value of $9.47 per share
      (cost $58,754)                                  --          --            --        77,237            --         --        --
   Value Strategy Portfolio, 18,410 shares
      at net asset value of $7.73 per share
      (cost $131,472)                                 --          --            --            --       142,312         --        --
   Growth Stock Portfolio, 3,600 shares at
      net asset value of $11.27 per share
      (cost $32,285)                                  --          --            --            --            --     40,576        --
   Real Estate Portfolio, 13,703 shares at
      net asset value of $10.93 per share
      (cost $107,482)                                 --          --            --            --            --         --   149,775
                                              ----------     -------       -------        ------       -------     ------   -------
                                               2,649,847     162,032       195,710        77,237       142,312     40,576   149,775
Receivable from Minnesota Life for Policy
   purchase payments                                  --          89            --             5            --         --        --
Receivable for investments sold                    2,808          --             1            --             1         --         1
                                              ----------     -------       -------        ------       -------     ------   -------
         Total assets                          2,652,655     162,121       195,711        77,242       142,313     40,576   149,776
                                              ----------     -------       -------        ------       -------     ------   -------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                   2,808          --             1            --             1         --         1
Payable for investments purchased                     --          89            --             5            --         --        --
                                              ----------     -------       -------        ------       -------     ------   -------
         Total liabilities                         2,808          89             1             5             1         --         1
                                              ----------     -------       -------        ------       -------     ------   -------
         Net assets applicable to Policy
            owners                            $2,649,847     162,032       195,710        77,237       142,312     40,576   149,775
                                              ==========     =======       =======        ======       =======     ======   =======
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                   $2,649,847     162,032       195,710        77,237       142,312     40,576   149,775
                                              ==========     =======       =======        ======       =======     ======   =======

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                             FIDELITY VIP FIDELITY VIP  FIDELITY
                                              STRATEGIC   INTL CAPITAL VIP VALUE FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                                INCOME    APPRECIATION  LEADERS  FREEDOM 2010 FREEDOM 2015 FREEDOM 2020 FREEDOM 2025
                                             ------------ ------------ --------- ------------ ------------ ------------ ------------
                   ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Strategic Income Portfolio, 9,748 shares
      at net asset value of $11.11 per share
      (cost $99,045)                           $108,298           --         --         --           --           --           --
   Intl Capital Appreciation Portfolio,
      18,543 shares at net asset value of
      $8.60 per share (cost $132,181)                --      159,471         --         --           --           --           --
   Value Leaders Portfolio, 1,207 shares at
      net asset value of $9.42 per share
      (cost $8,777)                                  --           --     11,366         --           --           --           --
   Freedom 2010 Portfolio, 1,009 shares at
      net asset value of $9.77 per share
      (cost $9,049)                                  --           --         --      9,860           --           --           --
   Freedom 2015 Portfolio, 668 shares at net
      asset value of $9.78 per share
      (cost $5,747)                                  --           --         --         --        6,534           --           --
   Freedom 2020 Portfolio, 1,974 shares at
      net asset value of $9.52 per share
      (cost $16,704)                                 --           --         --         --           --       18,794           --
   Freedom 2025 Portfolio, 1,740 shares at
      net asset value of $9.30 per share
      (cost $14,381)                                 --           --         --         --           --           --       16,182
                                               --------      -------     ------      -----        -----       ------       ------
                                                108,298      159,471     11,366      9,860        6,534       18,794       16,182
Receivable from Minnesota Life for Policy
   purchase payments                                 --           --         --         --           --           --           --
Receivable for investments sold                       1            1         --         --           --           --           --
                                               --------      -------     ------      -----        -----       ------       ------
         Total assets                           108,299      159,472     11,366      9,860        6,534       18,794       16,182
                                               --------      -------     ------      -----        -----       ------       ------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                      1            1         --         --           --           --           --
Payable for investments purchased                    --           --         --         --           --           --           --
                                               --------      -------     ------      -----        -----       ------       ------
         Total liabilities                            1            1         --         --           --           --           --
                                               --------      -------     ------      -----        -----       ------       ------
         Net assets applicable to Policy
            owners                             $108,298      159,471     11,366      9,860        6,534       18,794       16,182
                                               ========      =======     ======      =====        =====       ======       ======
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                    $108,298      159,471     11,366      9,860        6,534       18,794       16,182
                                               ========      =======     ======      =====        =====       ======       ======

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                          FIDELITY
                                                             VIP   FIDELITY VIP FIDELITY VIP
                                             FIDELITY VIP  FREEDOM DISCIPLINED    EMERGING   FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                             FREEDOM 2030   INCOME  SMALL CAP      MARKETS   FREEDOM 2035 FREEDOM 2040 FREEDOM 2045
                                             ------------ -------- ------------ ------------ ------------ ------------ ------------
                   ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Freedom 2030 Portfolio, 10,463 shares at
      net asset value of $9.03 per share
      (cost $78,723)                            $94,483        --         --            --          --           --           --
   Freedom Income Portfolio, 1,013 shares at
      net asset value of $10.00 per share
      (cost $9,645)                                  --    10,131         --            --          --           --           --
   Disciplined Small Cap Portfolio, 5,528
      shares at net asset value of $8.91 per
      share (cost $42,625)                           --        --     49,255            --          --           --           --
   Emerging Markets, 16,285 shares at net
      asset value of $8.51 per share
      (cost $117,396)                                --        --         --       138,585          --           --           --
   Freedom 2035 Portfolio, 303 shares at net
      asset value of $13.74 per share
      (cost $3,306)                                  --        --         --            --       4,160           --           --
   Freedom 2040 Portfolio, 302 shares at net
      asset value of $13.82 per share
      (cost $3,360)                                  --        --         --            --          --        4,170           --
   Freedom 2045 Portfolio, 287 shares at net
      asset value of $13.86 per share
      (cost $3,090)                                  --        --         --            --          --           --        3,973
                                                -------    ------     ------       -------       -----        -----        -----
                                                 94,483    10,131     49,255       138,585       4,160        4,170        3,973
Receivable from Minnesota Life for Policy
   purchase payments                                 --        --         --           365          --           --           --
Receivable for investments sold                       1        --         --            --          --           --           --
                                                -------    ------     ------       -------       -----        -----        -----
         Total assets                            94,484    10,131     49,255       138,950       4,160        4,170        3,973
                                                -------    ------     ------       -------       -----        -----        -----
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                      1        --         --            --          --           --           --
Payable for investments purchased                    --        --         --           365          --           --           --
                                                -------    ------     ------       -------       -----        -----        -----
         Total liabilities                            1        --         --           365          --           --           --
                                                -------    ------     ------       -------       -----        -----        -----
         Net assets applicable to Policy
            owners                              $94,483    10,131     49,255       138,585       4,160        4,170        3,973
                                                =======    ======     ======       =======       =====        =====        =====
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                     $94,483    10,131     49,255       138,585       4,160        4,170        3,973
                                                =======    ======     ======       =======       =====        =====        =====

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                          FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP  JANUS
                                             FIDELITY VIP    FUNDS        FUNDS        FUNDS         FUNDS       FUNDS      ASPEN
                                             FREEDOM 2050 MANAGER 20%  MANAGER 50%  MANAGER 60%   MANAGER 70% MANAGER 85%   FORTY
                                             ------------ ------------ ------------ ------------ ------------ ------------ ------
                   ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Freedom 2050 Portfolio, 1,156 shares at
      net asset value of $14.01 per share
      (cost $14,208)                            $16,200          --           --           --           --           --         --
   Funds Manager 20% Portfolio, 386 shares
      at net asset value of $10.07 per share
      (cost $3,823)                                  --       3,889           --           --           --           --         --
   Funds Manager 50% Portfolio, 409 shares
      at net asset value of $9.11 per share
      (cost $3,287)                                  --          --        3,729           --           --           --         --
   Funds Manager 60% Portfolio, 461 shares
      at net asset value of $8.83 per share
      (cost $3,489)                                  --          --           --        4,075           --           --         --
   Funds Manager 70% Portfolio, 2,075 shares
      at net asset value of $8.42 per share
      (cost $16,847)                                 --          --           --           --       17,469           --         --
   Funds Manager 85% Portfolio, 10,828
      shares at net asset value of $8.02 per
      share (cost $71,531)                           --          --           --           --           --       86,844         --
Investments in shares of the Janus Aspen
   Series:
   Forty Portfolio, 4,346 shares at net
      asset value of $33.17 per share
      (cost $128,784)                                --          --           --           --           --           --    144,173
                                                -------       -----        -----        -----       ------       ------    -------
                                                 16,200       3,889        3,729        4,075       17,469       86,844    144,173
Receivable from Minnesota Life for Policy
   purchase payments                                 --          --           --           --           --           --         --
Receivable for investments sold                      --          --           --           --           --            1      2,252
                                                -------       -----        -----        -----       ------       ------    -------
         Total assets                            16,200       3,889        3,729        4,075       17,469       86,845    146,425
                                                -------       -----        -----        -----       ------       ------    -------
                 LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                     --          --           --           --           --            1      2,252
Payable for investments purchased                    --          --           --           --           --           --         --
                                                -------       -----        -----        -----       ------       ------    -------
         Total liabilities                           --          --           --           --           --            1      2,252
                                                -------       -----        -----        -----       ------       ------    -------
         Net assets applicable to Policy
            owners                              $16,200       3,889        3,729        4,075       17,469       86,844    144,173
                                                =======       =====        =====        =====       ======       ======    =======
             POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                     $16,200       3,889        3,729        4,075       17,469       86,844    144,173
                                                =======       =====        =====        =====       ======       ======    =======

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                         LORD ABBETT                          IVY FUNDS VIP IVY FUNDS VIP
                                             JANUS ASPEN   MID-CAP   IVY FUNDS VIP  IVY FUNDS INTERNATIONAL   SMALL CAP   IVY FUNDS
                                               OVERSEAS     VALUE       BALANCED   VIP GROWTH     VALUE         GROWTH    VIP VALUE
                                             ----------- ----------- ------------- ---------- ------------- ------------- ---------
                   ASSETS
Investments in shares of the Janus Aspen
   Series:
   Overseas Portfolio, 72,614 shares at net
      asset value of $45.08 per share
      (cost $2,986,731)                       $3,273,423         --           --           --          --           --          --
Investments in shares of the Lord Abbett
   Funds, Inc.:
   Mid-Cap Value Portfolio, 139,427 shares
      at net asset value of $13.25 per share
      (cost $2,169,590)                               --  1,847,413           --           --          --           --          --
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Balanced Portfolio, 147,882 shares at net
      asset value of $8.48 per share
      (cost $1,112,447)                               --         --    1,253,775           --          --           --          --
   Growth Portfolio, 180,393 shares at net
      asset value of $9.28 per share
      (cost $2,353,039)                               --         --           --    1,673,705          --           --          --
   International Value Portfolio, 146,883
      shares at net asset value of $15.38
      per share (cost $2,334,634)                     --         --           --           --   2,259,146           --          --
   Small Cap Growth Portfolio, 22,877 shares
      at net asset value of $8.17 per share
      (cost $183,208)                                 --         --           --           --          --      186,968          --
   Value Portfolio, 35,086 shares at net
      asset value of $5.14 per share
      (cost $189,894)                                 --         --           --           --          --           --     180,504
                                              ----------  ---------    ---------    ---------   ---------      -------     -------
                                               3,273,423  1,847,413    1,253,775    1,673,705   2,259,146      186,968     180,504
Receivable from Minnesota Life for Policy
   purchase payments                                  --     29,282           --           --      14,690           --          --
Receivable for investments sold                   11,510         --       30,935       33,115          --       24,189       2,829
                                              ----------  ---------    ---------    ---------   ---------      -------     -------
         Total assets                          3,284,933  1,876,695    1,284,710    1,706,820   2,273,836      211,157     183,333
                                              ----------  ---------    ---------    ---------   ---------      -------     -------
                LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                  11,510         --       30,935       33,115          --       24,189       2,829
Payable for investments purchased                     --     29,282           --           --      14,690           --          --
                                              ----------  ---------    ---------    ---------   ---------      -------     -------
         Total liabilities                        11,510     29,282       30,935       33,115      14,690       24,189       2,829
                                              ----------  ---------    ---------    ---------   ---------      -------     -------
         Net assets applicable to Policy
            owners                            $3,273,423  1,847,413    1,253,775    1,673,705   2,259,146      186,968     180,504
                                              ==========  =========    =========    =========   =========      =======     =======
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                   $3,273,423  1,847,413    1,253,775    1,673,705   2,259,146      186,968     180,504
                                              ==========  =========    =========    =========   =========      =======     =======

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                             ------------------------------------------------------------------------------------
                                             IVY FUNDS VIP  IVY FUNDS VIP                 IVY FUNDS VIP    VAN ECK
                                               MICRO-CAP      SMALL CAP    IVY FUNDS VIP    SCIENCE &      GLOBAL
                                                 GROWTH         VALUE       CORE EQUITY     TECHNOLOGY   HARD ASSETS     TOTAL
                                             ------------------------------------------------------------------------------------
                   ASSETS
Investments in shares of the Ivy Funds VIP
   Target Funds, Inc.:
   Micro-Cap Growth Portfolio, 7,173 shares
      at net asset value of $15.70 per share
      (cost $111,745)                          $112,616             --             --              --            --
   Small Cap Value Portfolio, 8,450 shares
      at net asset value of $13.28 per share
      (cost $109,373)                                --        112,253             --              --            --
   Core Equity Portfolio, 5,865 shares at
      net asset value of $9.95 per share
      (cost $62,366)                                 --             --         58,363              --            --
   Science & Technology Portfolio, 129,537
      shares at net asset value of $15.30
      per share (cost $1,801,798)                    --             --             --       1,981,444            --
Investments in shares of the Van Eck Funds,
   Inc.:
   Global Hard Assets Portfolio, 91,188
      shares at net asset value of $29.26
      per share (cost $2,708,040)                    --             --             --              --     2,668,174
                                               --------        -------         ------       ---------     ---------   -----------
                                                112,616        112,253         58,363       1,981,444     2,668,174   149,722,035
Receivable from Minnesota Life for Policy
   purchase payments                                 --             --             --          32,531        38,684       433,915
Receivable for investments sold                     939          1,562            368              --            --       157,026
                                               --------        -------         ------       ---------     ---------   -----------
         Total assets                           113,555        113,815         58,731       2,013,975     2,706,858   150,312,976
                                               --------        -------         ------       ---------     ---------   -----------
               LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    939          1,562            368              --            --       157,026
Payable for investments purchased                    --             --             --          32,531        38,684       433,915
                                               --------        -------         ------       ---------     ---------   -----------
         Total liabilities                          939          1,562            368          32,531        38,684       590,941
                                               --------        -------         ------       ---------     ---------   -----------
         Net assets applicable to Policy
            owners                             $112,616        112,253         58,363       1,981,444     2,668,174   149,722,035
                                               ========        =======         ======       =========     =========   ===========
            POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)                    $112,616        112,253         58,363       1,981,444     2,668,174   149,722,035
                                               ========        =======         ======       =========     =========   ===========

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                                                  ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                         ADVANTUS     ADVANTUS     INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                           BOND         MONEY       500      SECURITIES       BOND        MID-CAP    SECURITIES
                                         CLASS 2       MARKET     CLASS 2     CLASS 2       CLASS 2       CLASS 2     CLASS 2
                                       ------------  ----------  ----------  ----------  -------------  ----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $         --      11,864          --        --            --             --          --
   Mortality, expense charges and
      administrative charges (note 3)        (6,071)     (2,088)    (52,711)     (536)       (2,436)        (1,897)       (301)
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
      Investment income (loss) - net         (6,071)      9,776     (52,711)     (536)       (2,436)        (1,897)       (301)
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                     --          --          --        --            --             --          --
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                23,041,368   2,359,989   5,780,791    70,701        22,222      5,265,424     942,084
      Cost of investments sold          (19,468,459) (2,359,989) (6,734,775)  (72,882)      (20,311)    (6,551,075) (1,860,319)
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
                                          3,572,909          --    (953,984)   (2,181)        1,911     (1,285,651)   (918,235)
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
      Net realized gains (losses) on
         investments                      3,572,909          --    (953,984)   (2,181)        1,911     (1,285,651)   (918,235)
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                         70,676          --  10,957,442    37,138       156,006      5,008,431   1,151,406
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
      Net gains (losses) on
         investments                      3,643,585          --  10,003,458    34,957       157,917      3,722,780     233,171
                                       ------------  ----------  ----------   -------       -------     ----------  ----------
      Net increase (decrease) in net
         assets resulting from
         operations                    $  3,637,514       9,776   9,950,747    34,421       155,481      3,720,883     232,870
                                       ============  ==========  ==========   =======       =======     ==========  ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           FIDELITY
                                        BLACK ROCK                FIDELITY VIP                               FIDELITY VIP  VIP ASSET
                                          GLOBAL    FIDELITY VIP    GROWTH &     FIDELITY VIP  FIDELITY VIP     ASSET       MANAGER
                                       GROWTH V.I.   CONTRAFUND      INCOME     EQUITY-INCOME  HIGH INCOME     MANAGER       GROWTH
                                       -----------  ------------  ------------  -------------  ------------  ------------  ---------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $     573        58,225        7,785         45,130        76,830         7,119     (22,451)
   Mortality, expense charges and
      administrative charges (note 3)         (31)      (10,751)      (1,784)        (7,883)       (2,531)         (773)     (1,763)
                                        ---------    ----------     --------     ----------      --------      --------    --------
      Investment income (loss) - net          542        47,474        6,001         37,247        74,299         6,346     (24,214)
                                        ---------    ----------     --------     ----------      --------      --------    --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                   --         1,162           --             --            --           498      35,102
                                        ---------    ----------     --------     ----------      --------      --------    --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 602,596     1,612,394      487,702        585,823       265,235       185,448     336,184
      Cost of investments sold           (553,069)   (3,168,861)    (848,941)    (1,144,189)     (362,505)     (255,757)   (433,376)
                                        ---------    ----------     --------     ----------      --------      --------    --------
                                           49,527    (1,556,467)    (361,239)      (558,366)      (97,270)      (70,309)    (97,192)
                                        ---------    ----------     --------     ----------      --------      --------    --------
      Net realized gains (losses) on
         investments                       49,527    (1,555,305)    (361,239)      (558,366)      (97,270)      (69,811)    (62,090)
                                        ---------    ----------     --------     ----------      --------      --------    --------
   Net change in unrealized
      appreciation or depreciation
      of investments                       58,841     2,771,724      518,673      1,043,469       351,795       142,179     283,291
                                        ---------    ----------     --------     ----------      --------      --------    --------
      Net gains (losses) on
         investments                      108,368     1,216,419      157,434        485,103       254,525        72,368     221,201
                                        ---------    ----------     --------     ----------      --------      --------    --------
      Net increase (decrease) in net
         assets resulting from
         operations                     $ 108,910     1,263,893      163,435        522,350       328,824        78,714     196,987
                                        =========    ==========     ========     ==========      ========      ========    ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                      -------------------------------------------------------------------------------------------
                                                                 FIDELITY VIP              FIDELITY VIP
                                      FIDELITY VIP FIDELITY VIP     GROWTH    FIDELITY VIP  INVESTMENT  FIDELITY VIP FIDELITY VIP
                                        BALANCED      GROWTH    OPPORTUNITIES  INDEX 500    GRADE BOND    MID-CAP    MONEY MARKET
                                      ------------ ------------ ------------- ------------ ------------ ------------ ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $   5,151        14,132       3,696         70,236      43,993        25,980       7,984
   Mortality, expense charges and
      administrative charges (note 3)       (656)       (7,778)     (1,898)        (3,667)     (1,223)       (9,406)     (2,695)
                                       ---------    ----------    --------     ----------    --------    ----------    --------
      Investment income (loss) - net       4,495         6,354       1,798         66,569      42,770        16,574       5,289
                                       ---------    ----------    --------     ----------    --------    ----------    --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                 816         2,770          --             --         581        19,360          --
                                       ---------    ----------    --------     ----------    --------    ----------    --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                183,657     1,453,209     484,931        765,877     257,048     1,367,219     837,800
      Cost of investments sold          (251,860)   (2,105,827)   (837,387)    (1,225,356)   (263,045)   (2,228,159)   (837,800)
                                       ---------    ----------    --------     ----------    --------    ----------    --------
                                         (68,203)     (652,618)   (352,456)      (459,479)     (5,997)     (860,940)         --
                                       ---------    ----------    --------     ----------    --------    ----------    --------
      Net realized gains (losses) on
         investments                     (67,387)     (649,848)   (352,456)      (459,479)     (5,416)     (841,580)         --
                                       ---------    ----------    --------     ----------    --------    ----------    --------
   Net change in unrealized
      appreciation or depreciation
      of investments                     147,818     1,430,885     638,355        751,885      30,012     2,078,005          --
                                       ---------    ----------    --------     ----------    --------    ----------    --------
      Net gains (losses) on
         investments                      80,431       781,037     285,899        292,406      24,596     1,236,425          --
                                       ---------    ----------    --------     ----------    --------    ----------    --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $  84,926       787,391     287,697        358,975      67,366     1,252,999       5,289
                                       =========    ==========    ========     ==========    ========    ==========    ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                                   FIDELITY VIP   FIDELITY VIP               FIDELITY VIP FIDELITY VIP
                                      FIDELITY VIP  AGGRESSIVE  DYNAMIC CAPITAL FIDELITY VIP    VALUE        GROWTH    FIDELITY VIP
                                        OVERSEAS      GROWTH      APPRECIATION     VALUE       STRATEGY      STOCK     REAL ESTATE
                                      ------------ ------------ --------------- ------------ ------------ ------------ ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund     $    50,025          --           436           578           677         142        3,245
   Mortality, expense charges and
      administrative charges (note 3)      (5,699)       (327)         (436)         (152)         (276)        (80)        (283)
                                      -----------    --------      --------       -------      --------     -------     --------
      Investment income (loss) - net       44,326        (327)           --           426           401          62        2,962
                                      -----------    --------      --------       -------      --------     -------     --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                7,436          --            --            --            --          --           --
                                      -----------    --------      --------       -------      --------     -------     --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 792,775      86,178        72,154        43,954        49,160      22,100      108,389
      Cost of investments sold         (1,290,101)   (151,698)     (120,362)      (79,980)     (120,688)    (34,202)    (210,872)
                                      -----------    --------      --------       -------      --------     -------     --------
                                         (497,326)    (65,520)      (48,208)      (36,026)      (71,528)    (12,102)    (102,483)
                                      -----------    --------      --------       -------      --------     -------     --------
      Net realized gains (losses) on
         investments                     (489,890)    (65,520)      (48,208)      (36,026)      (71,528)    (12,102)    (102,483)
                                      -----------    --------      --------       -------      --------     -------     --------
   Net change in unrealized
      appreciation or depreciation
      of investments                      985,551     110,828       101,575        58,349       120,104      24,070      141,213
                                      -----------    --------      --------       -------      --------     -------     --------
      Net gains (losses) on
         investments                      495,661      45,308        53,367        22,323        48,576      11,968       38,730
                                      -----------    --------      --------       -------      --------     -------     --------
      Net increase (decrease) in net
         assets resulting from
         operations                   $   539,987      44,981        53,367        22,749        48,977      12,030       41,692
                                      ===========    ========      ========       =======      ========     =======     ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------------
                                      FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                       STRATEGIC   INTL CAPITAL    VALUE     FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                         INCOME    APPRECIATION   LEADERS    FREEDOM 2010 FREEDOM 2015 FREEDOM 2020 FREEDOM 2025
                                      ------------ ------------ ------------ ------------ ------------ ------------ ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $  4,773        1,077         192          358          217          557          467
   Mortality, expense charges and
      administrative charges (note 3)       (206)        (294)        (28)         (25)         (16)         (36)         (30)
                                        --------     --------     -------      -------      -------      -------      -------
      Investment income (loss) - net       4,567          783         164          333          201          521          437
                                        --------     --------     -------      -------      -------      -------      -------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  --        1,616          --           89          110          179          161
                                        --------     --------     -------      -------      -------      -------      -------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 43,221       60,267      15,657       14,793        7,842       13,142       13,838
      Cost of investments sold           (44,134)    (112,196)    (21,264)     (16,409)     (10,783)     (14,996)     (16,526)
                                        --------     --------     -------      -------      -------      -------      -------
                                            (913)     (51,929)     (5,607)      (1,616)      (2,941)      (1,854)      (2,688)
                                        --------     --------     -------      -------      -------      -------      -------
      Net realized gains (losses) on
         investments                        (913)     (50,313)     (5,607)      (1,527)      (2,831)      (1,675)      (2,527)
                                        --------     --------     -------      -------      -------      -------      -------
   Net change in unrealized
      appreciation or depreciation
      of investments                      17,927      100,436       7,796        3,358        3,505        5,031        5,265
                                        --------     --------     -------      -------      -------      -------      -------
      Net gains (losses) on
         investments                      17,014       50,123       2,189        1,831          674        3,356        2,738
                                        --------     --------     -------      -------      -------      -------      -------
      Net increase (decrease) in net
         assets resulting from
         operations                     $ 21,581       50,906       2,353        2,164          875        3,877        3,175
                                        ========     ========     =======      =======      =======      =======      =======

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                                   FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                      FIDELITY VIP    FREEDOM   DISCIPLINED    EMERGING    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                      FREEDOM 2030    INCOME     SMALL CAP      MARKETS   FREEDOM 2035* FREEDOM 2040* FREEDOM 2045*
                                      ------------ ------------ ------------ ------------ ------------- ------------- -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $  1,847         337          222          322          75             76           73
   Mortality, expense charges and
      administrative charges (note 3)       (173)        (22)         (93)        (149)         (6)            (7)          (6)
                                        --------      ------      -------      -------         ---          -----          ---
      Investment income (loss) - net       1,674         315          129          173          69             69           67
                                        --------      ------      -------      -------         ---          -----          ---
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                 833         115           --          409           4              4            3
                                        --------      ------      -------      -------         ---          -----          ---
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 44,726       3,257       19,185       31,929          53            784           24
      Cost of investments sold           (56,561)     (3,542)     (28,712)     (36,051)        (49)          (632)         (26)
                                        --------      ------      -------      -------         ---          -----          ---
                                         (11,835)       (285)      (9,527)      (4,122)          4            152           (2)
                                        --------      ------      -------      -------         ---          -----          ---
      Net realized gains (losses) on
         investments                     (11,002)       (170)      (9,527)      (3,713)          8            156            1
                                        --------      ------      -------      -------         ---          -----          ---
   Net change in unrealized
      appreciation or depreciation
      of investments                      30,454       1,156       18,670       32,730         854            810          883
                                        --------      ------      -------      -------         ---          -----          ---
      Net gains (losses) on
         investments                      19,452         986        9,143       29,017         862            966          884
                                        --------      ------      -------      -------         ---          -----          ---
      Net increase (decrease) in net
         assets resulting from
         operations                     $ 21,126       1,301        9,272       29,190         931          1,035          951
                                        ========      ======      =======      =======         ===          =====          ===

*    For the period from April 24, 2009 through December 31, 2009.

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                      FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   JANUS
                                        FIDELITY VIP      FUNDS        FUNDS         FUNDS         FUNDS         FUNDS       ASPEN
                                       FREEDOM 2050*  MANAGER 20%*  MANAGER 50%*  MANAGER 60%*  MANAGER 70%*  MANAGER 85%*   FORTY
                                       -------------  ------------  ------------  ------------  ------------  ------------  -------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund         $  284             61           60           61           245           1,015          15
   Mortality, expense charges and
      administrative charges (note 3)        (17)           (10)          (6)          (6)           (9)            (96)       (464)
                                          ------         ------         ----         ----           ---          ------     -------
      Investment income (loss) - net         267             51           54           55           236             919        (449)
                                          ------         ------         ----         ----           ---          ------     -------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  14              2            4            5            20             118          --
                                          ------         ------         ----         ----           ---          ------     -------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                    127          6,032          472          207            18             919      36,687
      Cost of investments sold              (106)        (5,621)        (404)        (179)          (19)           (752)    (41,116)
                                          ------         ------         ----         ----           ---          ------     -------
                                              21            411           68           28            (1)            167      (4,429)
                                          ------         ------         ----         ----           ---          ------     -------
      Net realized gains (losses) on
         investments                          35            413           72           33            19             285      (4,429)
                                          ------         ------         ----         ----           ---          ------     -------
   Net change in unrealized
      appreciation or depreciation
      of investments                       1,992             66          442          586           622          15,313      49,451
                                          ------         ------         ----         ----           ---          ------     -------
      Net gains (losses) on
         investments                       2,027            479          514          619           641          15,598      45,022
                                          ------         ------         ----         ----           ---          ------     -------
      Net increase (decrease) in net
         assets resulting from
         operations                       $2,294            530          568          674           877          16,517      44,573
                                          ======         ======         ====         ====           ===          ======     =======

*    For the period from April 24, 2009 through December 31, 2009.

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                   LORD ABBETT                             IVY FUNDS VIP IVY FUNDS VIP
                                       JANUS ASPEN   MID-CAP   IVY FUNDS VIP IVY FUNDS VIP INTERNATIONAL   SMALL CAP   IVY FUNDS VIP
                                         OVERSEAS     VALUE       BALANCED       GROWTH        VALUE         GROWTH        VALUE
                                       ----------- ----------- ------------- ------------- ------------- ------------- -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $   10,622      7,892       168,484         5,624        40,355          684        3,191
   Mortality, expense charges and
      administrative charges (note 3)      (4,049)       (78)       (5,947)       (1,762)       (1,264)        (740)        (667)
                                       ----------   --------    ----------    ----------    ----------     --------      -------
      Investment income (loss) - net        6,573      7,814       162,537         3,862        39,091          (56)       2,524
                                       ----------   --------    ----------    ----------    ----------     --------      -------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               72,950         --        48,501        41,563        64,907           --           --
                                       ----------   --------    ----------    ----------    ----------     --------      -------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 544,649    384,123     8,192,325       790,593     1,201,439       70,890       56,619
      Cost of investments sold           (786,326)  (804,098)   (8,219,848)   (1,472,576)   (2,143,729)    (104,927)     (81,119)
                                       ----------   --------    ----------    ----------    ----------     --------      -------
                                         (241,677)  (419,975)      (27,523)     (681,983)     (942,290)     (34,037)     (24,500)
                                       ----------   --------    ----------    ----------    ----------     --------      -------
      Net realized gains (losses) on
         investments                     (168,727)  (419,975)       20,978      (640,420)     (877,383)     (34,037)     (24,500)
                                       ----------   --------    ----------    ----------    ----------     --------      -------
   Net change in unrealized
      appreciation or depreciation
      of investments                    1,525,001    781,218       802,547       987,692     1,222,549       85,754       61,013
                                       ----------   --------    ----------    ----------    ----------     --------      -------
      Net gains (losses) on
         investments                    1,356,274    361,243       823,525       347,272       345,166       51,717       36,513
                                       ----------   --------    ----------    ----------    ----------     --------      -------
      Net increase (decrease) in net
         assets resulting from
         operations                    $1,362,847    369,057       986,062       351,134       384,257       51,661       39,037
                                       ==========   ========    ==========    ==========    ==========     ========      =======

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------
                                       IVY FUNDS VIP  IVY FUNDS VIP                 IVY FUNDS VIP    VAN ECK
                                         MICRO-CAP      SMALL CAP    IVY FUNDS VIP    SCIENCE &       GLOBAL
                                           GROWTH         VALUE       CORE EQUITY     TECHNOLOGY   HARD ASSETS     TOTAL
                                       -------------  -------------  -------------  -------------  -----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund        $     --             --            656             --         3,701        664,893
   Mortality, expense charges and
      administrative charges (note 3)        (379)          (376)          (176)           (10)           (9)      (143,288)
                                         --------        -------        -------       --------      --------    -----------
      Investment income (loss) - net         (379)          (376)           480            (10)        3,692        521,605
                                         --------        -------        -------       --------      --------    -----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                   --             --             --         83,764         7,340        390,436
                                         --------        -------        -------       --------      --------    -----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                  23,918         24,881         30,900        402,234       418,958     60,537,121
      Cost of investments sold            (32,623)       (34,213)       (42,753)      (621,878)     (636,671)   (68,982,684)
                                         --------        -------        -------       --------      --------    -----------
                                           (8,705)        (9,332)       (11,853)      (219,644)     (217,713)    (8,445,563)
                                         --------        -------        -------       --------      --------    -----------
      Net realized gains (losses) on
         investments                       (8,705)        (9,332)       (11,853)      (135,880)     (210,373)    (8,055,127)
                                         --------        -------        -------       --------      --------    -----------
   Net change in unrealized
      appreciation or depreciation
      of investments                       39,105         34,846         24,202        668,231       988,794     36,688,020
                                         --------        -------        -------       --------      --------    -----------
      Net gains (losses) on
         investments                       30,400         25,514         12,349        532,351       778,421     28,632,893
                                         --------        -------        -------       --------      --------    -----------
      Net increase (decrease) in net
         assets resulting from
         operations                      $ 30,021         25,138         12,829        532,341       782,113     29,154,498
                                         ========        =======        =======       ========      ========    ===========

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                       SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------------
                                                                 ADVANTUS    ADVANTUS     ADVANTUS      ADVANTUS    ADVANTUS
                                        ADVANTUS     ADVANTUS      INDEX     MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                          BOND         MONEY        500     SECURITIES      BOND         MID-CAP   SECURITIES
                                        CLASS 2       MARKET      CLASS 2     CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                      ------------  ----------  ----------  ----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net     $     (6,071)      9,776     (52,711)      (536)       (2,436)       (1,897)       (301)
   Net realized gains (losses) on
      investments                        3,572,909          --    (953,984)    (2,181)        1,911    (1,285,651)   (918,235)
   Net change in unrealized
      appreciation or depreciation
      of investments                        70,676          --  10,957,442     37,138       156,006     5,008,431   1,151,406
                                      ------------   ---------  ----------    -------     ---------    ----------   ---------
Net increase (decrease) in net
   assets resulting from operations      3,637,514       9,776   9,950,747     34,421       155,481     3,720,883     232,870
                                      ------------   ---------  ----------    -------     ---------    ----------   ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments              1,584,953   3,197,941  26,969,322    206,796        19,898     9,124,816     621,612
   Policy terminations, withdrawal
      payments and charges             (23,039,669) (2,359,375) (5,761,723)   (70,342)      (20,462)   (5,264,968)   (941,906)
                                      ------------   ---------  ----------    -------     ---------    ----------   ---------
Increase (decrease) in net assets
   from Policy transactions            (21,454,716)    838,566  21,207,599    136,454          (564)    3,859,848    (320,294)
                                      ------------   ---------  ----------    -------     ---------    ----------   ---------
Increase (decrease) in net assets      (17,817,202)    848,342  31,158,346    170,875       154,917     7,580,731     (87,424)
Net assets at the beginning of year     26,866,649   4,265,761  37,510,473    403,409       902,870    13,556,817   1,569,542
                                      ------------   ---------  ----------    -------     ---------    ----------   ---------
Net assets at the end of year         $  9,049,447   5,114,103  68,668,819    574,284     1,057,787    21,137,548   1,482,118
                                      ============   =========  ==========    =======     =========    ==========   =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                       BLACK ROCK                FIDELITY VIP                               FIDELITY    FIDELITY VIP
                                         GLOBAL    FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP  VIP ASSET  ASSET MANAGER
                                      GROWTH V.I.   CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME   MANAGER       GROWTH
                                      -----------  ------------  ------------  -------------  ------------  ---------  -------------
Operations:
   Investment income (loss) - net      $     542        47,474        6,001         37,247        74,299       6,346      (24,214)
   Net realized gains (losses) on
      investments                         49,527    (1,555,305)    (361,239)      (558,366)      (97,270)    (69,811)     (62,090)
   Net change in unrealized
      appreciation or depreciation
      of investments                      58,841     2,771,724      518,673      1,043,469       351,795     142,179      283,291
                                       ---------    ----------     --------      ---------     ---------    --------     --------
Net increase (decrease) in net
   assets resulting from operations      108,910     1,263,893      163,435        522,350       328,824      78,714      196,987
                                       ---------    ----------     --------      ---------     ---------    --------     --------
Policy transactions (notes 3 and 6):
   Policy purchase payments              293,438     1,404,526      382,060        313,153       295,196     138,503      260,299
   Policy terminations, withdrawal
      payments and charges              (602,565)   (1,608,485)    (487,304)      (582,693)     (264,336)   (185,284)    (335,805)
                                       ---------    ----------     --------      ---------     ---------    --------     --------
Increase (decrease) in net assets
   from Policy transactions             (309,127)     (203,959)    (105,244)      (269,540)       30,860     (46,781)     (75,506)
                                       ---------    ----------     --------      ---------     ---------    --------     --------
Increase (decrease) in net assets       (200,217)    1,059,934       58,191        252,810       359,684      31,933      121,481
Net assets at the beginning of year      200,217     3,777,645      753,582      1,989,393       717,750     303,815      695,984
                                       ---------    ----------     --------      ---------     ---------    --------     --------
Net assets at the end of year          $      --     4,837,579      811,773      2,242,203     1,077,434     335,748      817,465
                                       =========    ==========     ========      =========     =========    ========     ========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                                   FIDELITY VIP                FIDELITY VIP               FIDELITY
                                      FIDELITY VIP  FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT   FIDELITY VIP VIP MONEY
                                        BALANCED       GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND      MID-CAP     MARKET
                                      ------------  ------------  -------------  ------------  ------------  ------------ ----------
Operations:
   Investment income (loss) - net      $   4,495          6,354        1,798         66,569        42,770         16,574      5,289
   Net realized gains (losses) on
      investments                        (67,387)      (649,848)    (352,456)      (459,479)       (5,416)      (841,580)        --
   Net change in unrealized
      appreciation or depreciation
      of investments                     147,818      1,430,885      638,355        751,885        30,012      2,078,005         --
                                       ---------     ----------     --------      ---------      --------     ----------  ---------
Net increase (decrease) in net
   assets resulting from operations       84,926        787,391      287,697        358,975        67,366      1,252,999      5,289
                                       ---------     ----------     --------      ---------      --------     ----------  ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments              177,840      1,240,381      419,891        650,982       342,700        817,192    748,873
   Policy terminations, withdrawal
      payments and charges              (183,549)    (1,451,029)    (484,575)      (764,826)     (256,652)    (1,364,150)  (837,074)
                                       ---------     ----------     --------      ---------      --------     ----------  ---------
Increase (decrease) in net assets
   from Policy transactions               (5,709)      (210,648)     (64,684)      (113,844)       86,048       (546,958)   (88,201)
                                       ---------     ----------     --------      ---------      --------     ----------  ---------
Increase (decrease) in net assets         79,217        576,743      223,013        245,131       153,414        706,041    (82,912)
Net assets at the beginning of year      241,318      3,056,395      697,638      1,459,004       441,160      3,649,982  1,132,669
                                       ---------     ----------     --------      ---------      --------     ----------  ---------
Net assets at the end of year          $ 320,535      3,633,138      920,651      1,704,135       594,574      4,356,023  1,049,757
                                       =========     ==========     ========      =========      ========     ==========  =========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                                   FIDELITY VIP   FIDELITY VIP               FIDELITY VIP FIDELITY VIP
                                      FIDELITY VIP  AGGRESSIVE  DYNAMIC CAPITAL FIDELITY VIP     VALUE       GROWTH    FIDELITY VIP
                                        OVERSEAS      GROWTH      APPRECIATION      VALUE      STRATEGY       STOCK     REAL ESTATE
                                      ------------ ------------ --------------- ------------ ------------ ------------ ------------
Operations:
   Investment income (loss) - net      $   44,326       (327)            --           426          401           62         2,962
   Net realized gains (losses) on
      investments                        (489,890)   (65,520)       (48,208)      (36,026)     (71,528)     (12,102)     (102,483)
   Net change in unrealized
      appreciation or depreciation
      of investments                      985,551    110,828        101,575        58,349      120,104       24,070       141,213
                                       ----------    -------        -------       -------      -------      -------      --------
Net increase (decrease) in net
   assets resulting from operations       539,987     44,981         53,367        22,749       48,977       12,030        41,692
                                       ----------    -------        -------       -------      -------      -------      --------
Policy transactions (notes 3 and 6):
   Policy purchase payments               587,666     88,528         39,879        47,915       45,802       22,130        92,177
   Policy terminations, withdrawal
      payments and charges               (790,728)   (86,100)       (71,928)      (43,888)     (49,035)     (22,069)     (108,301)
                                       ----------    -------        -------       -------      -------      -------      --------
Increase (decrease) in net assets
   from Policy transactions              (203,062)     2,428        (32,049)        4,027       (3,233)          61       (16,124)
                                       ----------    -------        -------       -------      -------      -------      --------
Increase (decrease) in net assets         336,925     47,409         21,318        26,776       45,744       12,091        25,568
Net assets at the beginning of year     2,312,922    114,623        174,392        50,461       96,568       28,485       124,207
                                       ----------    -------        -------       -------      -------      -------      --------
Net assets at the end of year          $2,649,847    162,032        195,710        77,237      142,312       40,576       149,775
                                       ==========    =======        =======       =======      =======      =======      ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------------
                                      FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                       STRATEGIC   INTL CAPITAL     VALUE    FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                         INCOME    APPRECIATION    LEADERS   FREEDOM 2010 FREEDOM 2015 FREEDOM 2020 FREEDOM 2025
                                      ------------ ------------ ------------ ------------ ------------ ------------ ------------
Operations:
   Investment income (loss) - net       $  4,567          783         164          333         201           521          437
   Net realized gains (losses) on
      investments                           (913)     (50,313)     (5,607)      (1,527)     (2,831)       (1,675)      (2,527)
   Net change in unrealized
      appreciation or depreciation
      of investments                      17,927      100,436       7,796        3,358       3,505         5,031        5,265
                                        --------      -------     -------      -------      ------       -------      -------
Net increase (decrease) in net
   assets resulting from operations       21,581       50,906       2,353        2,164         875         3,877        3,175
                                        --------      -------     -------      -------      ------       -------      -------
Policy transactions (notes 3 and 6):
   Policy purchase payments               83,340       74,875      12,697       12,173       3,902        18,431       14,955
   Policy terminations, withdrawal
      payments and charges               (43,090)     (60,142)    (15,633)     (14,773)     (7,830)      (13,115)     (13,814)
                                        --------      -------     -------      -------      ------       -------      -------
Increase (decrease) in net assets
   from Policy transactions               40,250       14,733      (2,936)      (2,600)     (3,928)        5,316        1,141
                                        --------      -------     -------      -------      ------       -------      -------
Increase (decrease) in net assets         61,831       65,639        (583)        (436)     (3,053)        9,193        4,316
Net assets at the beginning of year       46,467       93,832      11,949       10,296       9,587         9,601       11,866
                                        --------      -------     -------      -------      ------       -------      -------
Net assets at the end of year           $108,298      159,471      11,366        9,860       6,534        18,794       16,182
                                        ========      =======     =======      =======      ======       =======      =======

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                                   FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                      FIDELITY VIP    FREEDOM   DISCIPLINED    EMERGING    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                      FREEDOM 2030    INCOME      SMALL CAP     MARKETS   FREEDOM 2035* FREEDOM 2040* FREEDOM 2045*
                                      ------------ ------------ ------------ ------------ ------------- ------------- -------------
Operations:
   Investment income (loss) - net       $  1,674         315          129          173           69            69            67
   Net realized gains (losses) on
      investments                        (11,002)       (170)      (9,527)      (3,713)           8           156             1
   Net change in unrealized
      appreciation or depreciation
      of investments                      30,454       1,156       18,670       32,730          854           810           883
                                        --------      ------      -------      -------        -----         -----         -----
Net increase (decrease) in net
   assets resulting from operations       21,126       1,301        9,272       29,190          931         1,035           951
                                        --------      ------      -------      -------        -----         -----         -----
Policy transactions (notes 3 and 6):
   Policy purchase payments               67,267       6,379       28,158      120,071        3,276         3,913         3,041
   Policy terminations, withdrawal
      payments and charges               (44,642)     (3,240)     (19,129)     (31,836)         (47)         (778)          (19)
                                        --------      ------      -------      -------        -----         -----         -----
Increase (decrease) in net assets
   from Policy transactions               22,625       3,139        9,029       88,235        3,229         3,135         3,022
                                        --------      ------      -------      -------        -----         -----         -----
Increase (decrease) in net assets         43,751       4,440       18,301      117,425        4,160         4,170         3,973
Net assets at the beginning of year       50,732       5,691       30,954       21,160           --            --            --
                                        --------      ------      -------      -------        -----         -----         -----
Net assets at the end of year           $ 94,483      10,131       49,255      138,585        4,160         4,170         3,973
                                        ========      ======      =======      =======        =====         =====         =====

*    For the period from April 24, 2009 through December 31, 2009.

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                      ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   JANUS
                                       FIDELITY VIP      FUNDS        FUNDS          FUNDS         FUNDS         FUNDS      ASPEN
                                      FREEDOM 2050*  MANAGER 20%*  MANAGER 50%*  MANAGER 60%*  MANAGER 70%*  MANAGER 85%*   FORTY
                                      -------------  ------------  ------------  ------------  ------------  ------------  --------
Operations:
   Investment income (loss) - net        $   267           51            54            55            236           919        (449)
   Net realized gains (losses) on
      investments                             35          413            72            33             19           285      (4,429)
   Net change in unrealized
      appreciation or depreciation
      of investments                       1,992           66           442           586            622        15,313      49,451
                                         -------       ------         -----         -----         ------        ------     -------
Net increase (decrease) in net
   assets resulting from operations        2,294          530           568           674            877        16,517      44,573
                                         -------       ------         -----         -----         ------        ------     -------
Policy transactions (notes 3 and 6):
   Policy purchase payments               14,019        9,382         3,627         3,601         16,601        71,154      52,663
   Policy terminations, withdrawal
      payments and charges                  (113)      (6,023)         (466)         (200)            (9)         (827)    (36,403)
                                         -------       ------         -----         -----         ------        ------     -------
Increase (decrease) in net assets
   from Policy transactions               13,906        3,359         3,161         3,401         16,592        70,327      16,260
                                         -------       ------         -----         -----         ------        ------     -------
Increase (decrease) in net assets         16,200        3,889         3,729         4,075         17,469        86,844      60,833
Net assets at the beginning of year           --           --            --            --             --            --      83,340
                                         -------       ------         -----         -----         ------        ------     -------
Net assets at the end of year            $16,200        3,889         3,729         4,075         17,469        86,844     144,173
                                         =======       ======         =====         =====         ======        ======     =======

*    For the period from April 24, 2009 through December 31, 2009.

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                      --------------------------------------------------------------------------------------------
                                                   LORD ABBETT   IVY FUNDS                 IVY FUNDS VIP  IVY FUNDS VIP
                                      JANUS ASPEN    MID-CAP        VIP     IVY FUNDS VIP  INTERNATIONAL    SMALL CAP    IVY FUNDS
                                        OVERSEAS      VALUE       BALANCED     GROWTH          VALUE         GROWTH      VIP VALUE
                                      -----------  -----------   ---------  -------------  -------------  -------------  ---------
Operations:
   Investment income (loss) - net     $    6,573        7,814      162,537        3,862         39,091           (56)       2,524
   Net realized gains (losses) on
      investments                       (168,727)    (419,975)      20,978     (640,420)      (877,383)      (34,037)     (24,500)
   Net change in unrealized
      appreciation or depreciation
      of investments                   1,525,001      781,218      802,547      987,692      1,222,549        85,754       61,013
                                      ----------    ---------   ----------    ---------     ----------       -------      -------
Net increase (decrease) in net
   assets resulting from operations    1,362,847      369,057      986,062      351,134        384,257        51,661       39,037
                                      ----------    ---------   ----------    ---------     ----------       -------      -------
Policy transactions (notes 3 and 6):
   Policy purchase payments              683,558      505,336    1,025,597      100,175      1,114,264        65,823       50,410
   Policy terminations, withdrawal
      payments and charges              (542,482)    (384,049)  (8,189,641)    (790,060)    (1,200,840)      (70,553)     (56,353)
                                      ----------    ---------   ----------    ---------     ----------       -------      -------
Increase (decrease) in net assets
   from Policy transactions              141,076      121,287   (7,164,044)    (689,885)       (86,576)       (4,730)      (5,943)
                                      ----------    ---------   ----------    ---------     ----------       -------      -------
Increase (decrease) in net assets      1,503,923      490,344   (6,177,982)    (338,751)       297,681        46,931       33,094
Net assets at the beginning of year    1,769,500    1,357,069    7,431,757    2,012,456      1,961,465       140,037      147,410
                                      ----------    ---------   ----------    ---------     ----------       -------      -------
Net assets at the end of year         $3,273,423    1,847,413    1,253,775    1,673,705      2,259,146       186,968      180,504
                                      ==========    =========   ==========    =========     ==========       =======      =======

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------
                                      IVY FUNDS VIP  IVY FUNDS VIP                 IVY FUNDS VIP    VAN ECK
                                        MICRO-CAP      SMALL CAP    IVY FUNDS VIP    SCIENCE &      GLOBAL
                                          GROWTH         VALUE       CORE EQUITY    TECHNOLOGY    HARD ASSETS     TOTAL
                                      -------------  -------------  -------------  -------------  -----------  -----------
Operations:
   Investment income (loss) - net       $   (379)          (376)           480             (10)        3,692       521,605
   Net realized gains (losses) on
      investments                         (8,705)        (9,332)       (11,853)       (135,880)     (210,373)   (8,055,127)
   Net change in unrealized
      appreciation or depreciation
      of investments                      39,105         34,846         24,202         668,231       988,794    36,688,020
                                        --------        -------        -------       ---------     ---------   -----------
Net increase (decrease) in net
   assets resulting from operations       30,021         25,138         12,829         532,341       782,113    29,154,498
                                        --------        -------        -------       ---------     ---------   -----------
Policy transactions (notes 3 and 6):
   Policy purchase payments               28,152         34,613         17,331         897,399     1,105,449    56,386,101
   Policy terminations, withdrawal
      payments and charges               (23,702)       (24,698)       (30,781)       (402,223)     (418,950)  (60,485,282)
                                        --------        -------        -------       ---------     ---------   -----------
Increase (decrease) in net assets
   from Policy transactions                4,450          9,915        (13,450)        495,176       686,499    (4,099,181)
                                        --------        -------        -------       ---------     ---------   -----------
Increase (decrease) in net assets         34,471         35,053           (621)      1,027,517     1,468,612    25,055,317
Net assets at the beginning of year       78,145         77,200         58,984         953,927     1,199,562   124,666,718
                                        --------        -------        -------       ---------     ---------   -----------
Net assets at the end of year           $112,616        112,253         58,363       1,981,444     2,668,174   149,722,035
                                        ========        =======        =======       =========     =========   ===========

See accompanying notes to financial statements.

                     YEAR OR PERIOD ENDED DECEMBER 31, 2008

                                                                   SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------------------------------------
                                                               ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS    ADVANTUS
                                      ADVANTUS    ADVANTUS       INDEX     MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                        BOND       MONEY         500      SECURITIES       BOND        MID-CAP   SECURITIES
                                       CLASS 2     MARKET       CLASS 2     CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                    -----------  ----------  -----------  ----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net   $    (7,320)     92,133      (65,589)     (533)       (1,809)        (2,373)     (2,105)
   Net realized gains (losses) on
      investments                       434,581          --      551,531     6,630         2,106        453,852     (35,554)
   Net change in unrealized
      appreciation or depreciation
      of investments                 (4,678,404)         --  (22,224,777)  (62,012)         (758)    (8,153,075)   (830,171)
                                    -----------  ----------  -----------   -------       -------     ----------   ---------
Net increase (decrease) in net
   assets resulting from operations  (4,251,143)     92,133  (21,738,835)  (55,915)         (461)    (7,701,596)   (867,830)
                                    -----------  ----------  -----------   -------       -------     ----------   ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments           3,019,533   3,071,940    6,530,287   119,249       892,329      2,406,616     493,269
   Policy terminations, withdrawal
      payments and charges           (2,586,195) (4,564,166)  (4,902,410)  (79,339)      (14,387)    (2,461,347)   (251,118)
                                    -----------  ----------  -----------   -------       -------     ----------   ---------
Increase (decrease) in net assets
   from Policy transactions             433,338  (1,492,226)   1,627,877    39,910       877,942        (54,731)    242,151
                                    -----------  ----------  -----------   -------       -------     ----------   ---------
Increase (decrease) in net assets    (3,817,805) (1,400,093) (20,110,958)  (16,005)      877,481     (7,756,327)   (625,679)
Net assets at the beginning of year  30,684,454   5,665,854   57,621,431   419,414        25,389     21,313,144   2,195,221
                                    -----------  ----------  -----------   -------       -------     ----------   ---------
Net assets at the end of year       $26,866,649   4,265,761   37,510,473   403,409       902,870     13,556,817   1,569,542
                                    ===========  ==========  ===========   =======       =======     ==========   =========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                     BLACK ROCK               FIDELITY VIP                            FIDELITY VIP FIDELITY VIP
                                       GLOBAL    FIDELITY VIP   GROWTH &   FIDELITY VIP  FIDELITY VIP     ASSET       ASSET
                                    GROWTH V.I.*  CONTRAFUND     INCOME    EQUITY-INCOME HIGH INCOME     MANAGER     MANAGER
                                    ------------ ------------ ------------ ------------- ------------ ------------ ------------
Operations:
   Investment income (loss) - net     $  1,041        40,286       10,550       61,849       78,187        9,099       15,778
   Net realized gains (losses) on
      investments                       (2,744)     (382,116)      61,754     (216,805)     (30,238)      18,059       47,704
   Net change in unrealized
      appreciation or depreciation
      of investments                   (58,841)   (2,477,680)    (594,153)  (1,417,929)    (282,467)    (160,423)    (449,857)
                                      --------    ----------    ---------   ----------     --------     --------    ---------
Net increase (decrease) in net
   assets resulting from operations    (60,544)   (2,819,510)    (521,849)  (1,572,885)    (234,518)    (133,265)    (386,375)
                                      --------    ----------    ---------   ----------     --------     --------    ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments            268,268     1,602,006      442,627      421,414      226,331      169,481      324,283
   Policy terminations, withdrawal
      payments and charges              (7,507)   (1,924,680)    (479,597)    (757,028)    (180,940)    (196,170)    (435,299)
                                      --------    ----------    ---------   ----------     --------     --------    ---------
Increase (decrease) in net assets
   from Policy transactions            260,761      (322,674)     (36,970)    (335,614)      45,391      (26,689)    (111,016)
                                      --------    ----------    ---------   ----------     --------     --------    ---------
Increase (decrease) in net assets      200,217    (3,142,184)    (558,819)  (1,908,499)    (189,127)    (159,954)    (497,391)
Net assets at the beginning of year         --     6,919,829    1,312,401    3,897,892      906,877      463,769    1,193,375
                                      --------    ----------    ---------   ----------     --------     --------    ---------
Net assets at the end of year         $200,217     3,777,645      753,582    1,989,393      717,750      303,815      695,984
                                      ========    ==========    =========   ==========     ========     ========    =========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                                              FIDELITY VIP               FIDELITY VIP
                                    FIDELITY VIP FIDELITY VIP    GROWTH     FIDELITY VIP  INVESTMENT  FIDELITY VIP FIDELITY VIP
                                      BALANCED      GROWTH    OPPORTUNITIES   INDEX 500   GRADE BOND     MID-CAP   MONEY MARKET
                                    ------------ ------------ ------------- ------------ ------------ ------------ ------------
Operations:
   Investment income (loss) - net    $   4,772        26,153        2,101       38,514       16,593        10,587       25,415
   Net realized gains (losses) on
      investments                      (33,544)      275,038         (426)       3,064       (1,989)      905,096           --
   Net change in unrealized
      appreciation or depreciation
      of investments                  (101,085)   (3,140,298)    (841,493)    (861,222)     (29,540)   (3,423,207)          --
                                     ---------    ----------    ---------    ---------     --------    ----------    ---------
Net increase (decrease) in net
   assets resulting from operations   (129,857)   (2,839,107)    (839,818)    (819,644)     (14,936)   (2,507,524)      25,415
                                     ---------    ----------    ---------    ---------     --------    ----------    ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments            253,054     1,452,704      513,410      781,107      216,446     1,084,828      948,723
   Policy terminations, withdrawal
      payments and charges            (214,906)   (2,256,045)    (608,613)    (766,245)    (194,508)   (2,457,717)    (718,142)
                                     ---------    ----------    ---------    ---------     --------    ----------    ---------
Increase (decrease) in net assets
   from Policy transactions             38,148      (803,341)     (95,203)      14,862       21,938    (1,372,889)     230,581
                                     ---------    ----------    ---------    ---------     --------    ----------    ---------
Increase (decrease) in net assets      (91,709)   (3,642,448)    (935,021)    (804,782)       7,002    (3,880,413)     255,996
Net assets at the beginning of year    333,027     6,698,843    1,632,659    2,263,786      434,158     7,530,396      876,673
                                     ---------    ----------    ---------    ---------     --------    ----------    ---------
Net assets at the end of year        $ 241,318     3,056,395      697,638    1,459,004      441,160     3,649,983    1,132,669
                                     =========    ==========    =========    =========     ========    ==========    =========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                 FIDELITY VIP  FIDELITY VIP                FIDELITY VIP FIDELITY VIP
                                    FIDELITY VIP  AGGRESSIVE  DYNAMIC CAPITAL FIDELITY VIP    VALUE        GROWTH    FIDELITY VIP
                                      OVERSEAS      GROWTH     APPRECIATION       VALUE      STRATEGY       STOCK     REAL ESTATE
                                    ------------ ------------ --------------- ------------ ------------ ------------ ------------
Operations:
   Investment income (loss) - net   $    80,915        (390)        1,188            526          881          (20)      4,681
   Net realized gains (losses) on
      investments                       564,829     (29,328)      (12,971)       (19,222)      (7,518)      (4,483)    (53,927)
   Net change in unrealized
      appreciation or depreciation
      of investments                 (2,504,123)    (70,045)      (99,634)       (30,100)    (100,259)     (15,187)    (23,443)
                                    -----------    --------      --------       --------     --------      -------     -------
Net increase (decrease) in net
   assets resulting from operations  (1,858,379)    (99,763)     (111,417)       (48,796)    (106,896)     (19,690)    (72,689)
                                    -----------    --------      --------       --------     --------      -------     -------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             754,190      96,601        82,173         32,705       54,296       29,169      92,161
   Policy terminations, withdrawal
      payments and charges           (1,030,518)   (116,821)      (69,408)       (90,730)     (70,774)     (18,162)    (72,131)
                                    -----------    --------      --------       --------     --------      -------     -------
Increase (decrease) in net assets
   from Policy transactions            (276,328)    (20,220)       12,765        (58,025)     (16,478)      11,007      20,030
                                    -----------    --------      --------       --------     --------      -------     -------
Increase (decrease) in net assets    (2,134,707)   (119,983)      (98,652)      (106,821)    (123,374)      (8,683)    (52,659)
Net assets at the beginning of year   4,447,629     234,606       273,044        157,282      219,942       37,168     176,866
                                    -----------    --------      --------       --------     --------      -------     -------
Net assets at the end of year       $ 2,312,922     114,623       174,392         50,461       96,568       28,485     124,207
                                    ===========    ========      ========       ========     ========      =======     =======

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------
                                    FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                      STRATEGIC  INTL CAPITAL     VALUE    FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                       INCOME    APPRECIATION    LEADERS   FREEDOM 2010 FREEDOM 2015 FREEDOM 2020 FREEDOM 2025
                                    ------------ ------------ ------------ ------------ ------------ ------------ ------------
Operations:
   Investment income (loss) - net     $  2,543        (323)         259         332           312          297          371
   Net realized gains (losses) on
      investments                         (342)    (33,492)      (3,107)     (1,218)         (213)      (1,092)        (669)
   Net change in unrealized
      appreciation or depreciation
      of investments                    (7,216)    (49,833)      (3,755)     (2,356)       (2,765)      (2,797)      (3,432)
                                      --------     -------      -------      ------        ------       ------       ------
Net increase (decrease) in net
   assets resulting from operations     (5,015)    (83,648)      (6,603)     (3,242)       (2,666)      (3,592)      (3,730)
                                      --------     -------      -------      ------        ------       ------       ------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             15,826     101,124       16,637      14,365        14,140       13,776       13,298
   Policy terminations, withdrawal
      payments and charges             (19,304)    (57,869)     (12,228)     (9,087)       (5,764)      (7,851)      (6,266)
                                      --------     -------      -------      ------        ------       ------       ------
Increase (decrease) in net assets
   from Policy transactions             (3,478)     43,255        4,409       5,278         8,376        5,925        7,032
                                      --------     -------      -------      ------        ------       ------       ------
Increase (decrease) in net assets       (8,493)    (40,393)      (2,194)      2,036         5,710        2,333        3,302
Net assets at the beginning of year     54,960     134,225       14,143       8,260         3,877        7,268        8,564
                                      --------     -------      -------      ------        ------       ------       ------
Net assets at the end of year         $ 46,467      93,832       11,949      10,296         9,587        9,601       11,866
                                      ========     =======      =======      ======        ======       ======       ======

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                                 FIDELITY VIP FIDELITY VIP FIDELITY VIP  JANUS    JANUS ASPEN  LORD ABBETT
                                    FIDELITY VIP   FREEDOM     DISCIPLINED   EMERGING    ASPEN   INTERNATIONAL   MID-CAP
                                    FREEDOM 2030    INCOME      SMALL CAP    MARKETS*    FORTY      GROWTH        VALUE
                                    ------------ ------------ ------------ ------------ -------  ------------- -----------
Operations:
   Investment income (loss) - net     $  1,490         185          243          321       (465)      29,159       23,657
   Net realized gains (losses) on
      investments                       (3,026)     (1,642)      (3,091)     (13,698)     3,637      465,332     (180,803)
   Net change in unrealized
      appreciation or depreciation
      of investments                   (14,094)       (637)     (10,208)     (11,541)   (68,234)  (2,424,465)    (732,301)
                                      --------     -------      -------      -------    -------   ----------    ---------
Net increase (decrease) in net
   assets resulting from operations    (15,630)     (2,094)     (13,056)     (24,918)   (65,062)  (1,929,974)    (889,447)
                                      --------     -------      -------      -------    -------   ----------    ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             70,422      17,036       27,606       68,499     52,451      182,293      580,683
   Policy terminations, withdrawal
      payments and charges             (31,093)    (13,316)     (17,227)     (22,421)   (12,528)     (91,837)    (578,862)
                                      --------     -------      -------      -------    -------   ----------    ---------
Increase (decrease) in net assets
   from Policy transactions             39,329       3,720       10,379       46,078     39,923       90,456        1,821
                                      --------     -------      -------      -------    -------   ----------    ---------
Increase (decrease) in net assets       23,699       1,626       (2,677)      21,160    (25,139)  (1,839,518)    (887,626)
Net assets at the beginning of year     27,033       4,065       33,631           --    108,479    3,609,018    2,244,695
                                      --------     -------      -------      -------    -------   ----------    ---------
Net assets at the end of year         $ 50,732       5,691       30,954       21,160     83,340    1,769,500    1,357,069
                                      ========     =======      =======      =======    =======   ==========    =========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                                                                                                          IVY FUNDS
                                                                IVY FUNDS VIP IVY FUNDS VIP               IVY FUNDS VIP      VIP
                                    IVY FUNDS VIP IVY FUNDS VIP INTERNATIONAL   SMALL CAP   IVY FUNDS VIP   MICRO-CAP     SMALL CAP
                                      BALANCED        GROWTH        VALUE        GROWTH         VALUE        GROWTH         VALUE
                                    ------------- ------------- ------------- ------------- ------------- ------------- ------------
Operations:
   Investment income (loss) - net    $     5,693        (2,558)      10,170         (954)         (239)         (472)         (464)
   Net realized gains (losses) on
      investments                         56,512        44,993      (61,803)      (8,813)         (283)        1,136       (36,096)
   Net change in unrealized
      appreciation or depreciation
      of investments                  (2,124,233)   (1,222,640)  (1,399,568)     (89,056)      (71,383)      (70,791)      (10,049)
                                     -----------    ----------   ----------     --------       -------       -------      --------
Net increase (decrease) in net
   assets resulting from operations   (2,062,028)   (1,180,205)  (1,451,201)     (98,823)      (71,905)      (70,127)      (46,609)
                                     -----------    ----------   ----------     --------       -------       -------      --------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments              388,684       102,141      294,173       48,699        55,535        18,717        21,703
   Policy terminations, withdrawal
      payments and charges              (818,168)     (288,437)    (960,684)     (94,188)      (42,934)      (11,673)     (153,228)
                                     -----------    ----------   ----------     --------       -------       -------      --------
Increase (decrease) in net assets
   from Policy transactions             (429,484)     (186,296)    (666,511)     (45,489)       12,601         7,044      (131,525)
                                     -----------    ----------   ----------     --------       -------       -------      --------
Increase (decrease) in net assets     (2,491,512)   (1,366,501)  (2,117,712)    (144,312)      (59,304)      (63,083)     (178,134)
Net assets at the beginning of year    9,923,269     3,378,957    4,079,177      284,349       206,714       141,228       255,334
                                     -----------    ----------   ----------     --------       -------       -------      --------
Net assets at the end of year        $ 7,431,757     2,012,456    1,961,465      140,037       147,410        78,145        77,200
                                     ===========    ==========   ==========     ========       =======       =======      ========

See accompanying notes to financial statements.

                                                  SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------
                                                  IVY FUNDS VIP   VAN ECK
                                    IVY FUNDS VIP   SCIENCE &     GLOBAL
                                     CORE EQUITY    TECHNOLOGY  HARD ASSETS    TOTAL
                                    ------------- ------------- ----------- -----------
Operations:
   Investment income (loss) - net     $    (91)          (11)        4,628      515,193
   Net realized gains (losses) on
      investments                        2,505         8,522       113,342    2,839,970
   Net change in unrealized
      appreciation or depreciation
      of investments                   (33,839)     (388,775)   (1,152,816) (62,526,967)
                                      --------      --------    ----------  -----------
Net increase (decrease) in net
   assets resulting from operations    (31,425)     (380,264)   (1,034,846) (59,171,804)
                                      --------      --------    ----------  -----------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             17,042       733,264     1,179,728   30,427,042
   Policy terminations, withdrawal
      payments and charges             (13,106)      (69,345)     (398,255) (31,260,574)
                                      --------      --------    ----------  -----------
Increase (decrease) in net assets
   from Policy transactions              3,936       663,919       781,473     (833,532)
                                      --------      --------    ----------  -----------
Increase (decrease) in net assets      (27,489)      283,655      (253,373) (60,005,336)
Net assets at the beginning of year     86,473       670,272     1,452,935  184,672,055
                                      --------      --------    ----------  -----------
Net assets at the end of year         $ 58,984       953,927     1,199,562  124,666,719
                                      ========      ========    ==========  ===========

See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

(1)  ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of sixty-one segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the sixty-one segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Black Rock Funds, Inc., Fidelity Variable Insurance Products Fund, Janus Aspen Series, Lord Abbett Funds, Inc., Ivy Funds VIP, Inc., or Van Eck Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment advisor for the Advantus Series Funds, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first-in first-out basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no investment income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

INVESTMENTS

During the year ended December 31, 2008, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table.

         CLOSED PORTFOLIO                     RECEIVING PORTFOLIO          DATE MERGED
-----------------------------------   ---------------------------------   -------------
Waddell & Reed  Balanced              Ivy Funds VIP Balanced              July 31, 2008
Waddell & Reed  Growth                Ivy Funds VIP Growth                July 31, 2008
Waddell & Reed  International Value   Ivy Funds VIP International Value   July 31, 2008
Waddell & Reed  Small Cap Growth      Ivy Funds VIP Small Cap Growth      July 31, 2008
Waddell & Reed  Value                 Ivy Funds VIP Value                 July 31, 2008
Waddell & Reed  Micro-Cap Growth      Ivy Funds VIP Micro-Cap Growth      July 31, 2008
Waddell & Reed  Small Cap Value       Ivy Funds VIP Small Cap Value       July 31, 2008
Waddell & Reed  Core Equity           Ivy Funds VIP Core Equity           July 31, 2008

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $37,232 and $50,091, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $52,854 and $54,528, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2009 and 2008 amounted to $6,690 and $8,465, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2009 and 2008 for each applicable segregated sub-account are as follows:

                                                    2009       2008
                                                  --------   --------
Advantus Bond Class 2                             $  6,455   $  5,778
Advantus Money Market                               55,585     50,266
Advantus Index 500 Class 2                         288,700    286,955
Advantus Mortgage Securities Class 2                 5,237      4,700
Advantus International Bond Class 2                  1,248      1,517
Advantus Index 400 Mid-Cap Class 2                  12,193     12,019
Advantus Real Estate Securities Class 2              4,882      3,876
Fidelity VIP Contrafund                             24,665     20,186
Fidelity VIP Equity-Income                         241,828    203,222
Fidelity VIP High Income                             4,076      2,990
Janus Aspen Forty                                    9,899      9,596
Janus Aspen International Growth                    10,506      8,218
Ivy Funds VIP Balanced                              47,197     42,385
Ivy Funds VIP Growth                                45,526     47,257
Ivy Funds VIP International Value                   16,234     16,019
Ivy Funds VIP Small Cap Growth                      27,461     25,901
Ivy Funds VIP Value                                 26,078     19,635
Ivy Funds VIP Micro-Cap Growth                       5,526      4,259
Ivy Funds VIP Small Cap Value                        9,035      7,356
Ivy Funds VIP Core Equity                            1,579      3,884

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $44,775 and $35,928, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $455,722 and $416,207, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2009 and 2008 amounted to $56,999 and $72,063, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2009 and 2008 for each applicable segregated sub-account are as follows:

                                                     2009         2008
                                                  ----------   ----------
Advantus Bond Class 2                             $  183,842   $  169,038
Advantus Money Market                                628,896      321,701
Advantus Index 500 Class 2                           383,567      347,549
Advantus Mortgage Securities Class 2                   3,956        3,050
Advantus International Bond Class 2                   19,512       10,527
Advantus Index 400 Mid-Cap Class 2                   193,946      186,554
Advantus Real Estate Securities Class 2               15,402       22,644
Black Rock Global Growth V.I                           2,533          230
Fidelity VIP Contrafund                            1,252,194    1,255,619
Fidelity VIP Growth & Income                         398,989      422,895
Fidelity VIP Equity-Income                           257,220      257,262
Fidelity VIP High Income                             170,225      168,264
Fidelity VIP Asset Manager                           145,363      126,496
Fidelity VIP Asset Manager Growth                    276,802      283,902
Fidelity VIP Balanced                                161,435      153,874
Fidelity VIP Growth                                1,259,768    1,348,315
Fidelity VIP Growth Opportunities                    423,923      442,114
Fidelity VIP Index 500                               602,391      618,486
Fidelity VIP Investment Grade Bond                   142,382      118,470
Fidelity VIP Mid-Cap                                 893,890      892,922
Fidelity VIP Money Market                            463,714      404,220
Fidelity VIP Overseas                                548,840      582,763
Fidelity VIP Aggressive Growth                        77,195       64,881
Fidelity VIP Dynamic Capital Appreciation             27,286       24,066
Fidelity VIP Value                                    27,244       20,912
Fidelity VIP Value Strategy                           27,804       28,851
Fidelity VIP Growth Stock                             20,450       16,378
Fidelity VIP Real Estate                              46,668       49,386
Fidelity VIP Strategic Income                         10,238        5,958
Fidelity VIP International Capital Appreciation       42,982       26,956
Fidelity VIP Value Leaders                             5,203        4,128

                                                         2009     2008
                                                       -------   -------
Fidelity VIP Freedom 2010                              $ 7,004   $ 6,871
Fidelity VIP Freedom 2015                                3,139     3,995
Fidelity VIP Freedom 2020                               12,267     7,468
Fidelity VIP Freedom 2025                               10,461     5,528
Fidelity VIP Freedom 2030                               37,727    26,239
Fidelity VIP Freedom Income                              1,996     1,648
Fidelity VIP Disciplined Small Cap                      10,698     7,404
Fidelity VIP Emerging Markets                            7,709     1,890
Janus Aspen Forty                                       15,025     3,503
Janus Aspen International Growth                        52,414    25,467
Lord Abbett Mid-Cap Value                                4,638     4,479
Ivy Funds VIP Balanced                                  27,136    16,840
Ivy Funds VIP Growth                                    26,227    18,135
Ivy Funds VIP International Value                       24,161    19,169
Ivy Funds VIP Small Cap Growth                          20,307    11,322
Ivy Funds VIP Value                                     12,508    10,785
Ivy Funds VIP Micro-Cap Growth                           5,191     3,961
Ivy Funds VIP Small Cap Value                           10,371     7,257
Ivy Funds VIP Core Equity                                6,184     4,348
Ivy Funds VIP Science & Technology                          78        99
Van Eck Global Hard Assets                                  69       108

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non- affiliated funds, the Account will also indirectly incur fees.

OPTION 3:

There is no mortality and expense charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $11,065 and $1,937, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2009 and 2008 amounted to $14,405 and $2,442, respectively.

A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus 6

     Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2009 and 2008 amounted to $8,829 and $1,456, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2009 and 2008, for each applicable segregated sub-accounts are as follows:

                                                     2009         2008
                                                  ----------   ----------
Advantus Bond Class 2                             $1,089,865   $1,057,608
Advantus Money Market                                660,522      539,198
Advantus Index 500 Class 2                         1,872,656    1,599,685
Advantus Index 400 Mid-Cap Class 2                 1,185,476    1,153,377
Advantus Real Estate Securities Class 2               51,486       45,668
Ivy Funds VIP Balanced                               122,107      155,023
Ivy Funds VIP Growth                                  78,378       63,464

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a 0.10 percent administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2009 and 2008.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2009 and 2008.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. There were no cash value charges for the years ended December 31, 2009 and 2008.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

(4) FAIR VALUE MEASUREMENTS

The Account has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - significant unobservable inputs (including the Account's own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2009, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

(5)  INVESTMENT TRANSACTIONS

     The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2009:

     Advantus Bond Class 2                       $ 1,580,581
     Advantus Money Market                         3,208,331
     Advantus Index 500 Class 2                   26,935,679
     Advantus Mortgage Securities Class 2            206,619
     Advantus International Bond Class 2              19,222
     Advantus Index 400 Mid-Cap Class 2            9,123,375
     Advantus Real Estate Securities Class 2         621,489
     Black Rock Global Growth V.I.                   294,011
     Fidelity VIP Contrafund                       1,457,071
     Fidelity VIP Growth & Income                    388,459
     Fidelity VIP Equity-Income                      353,530
     Fidelity VIP High Income                        370,394
     Fidelity VIP Asset Manager                      145,511
     Fidelity VIP Asset Manager Growth               271,566
     Fidelity VIP Balanced                           183,259
     Fidelity VIP Growth                           1,251,685
     Fidelity VIP Growth Opportunities               422,045
     Fidelity VIP Index 500                          718,602
     Fidelity VIP Investment Grade Bond              386,447
     Fidelity VIP Mid-Cap                            856,194
     Fidelity VIP Money Market                       754,888
     Fidelity VIP Overseas                           641,475
     Fidelity VIP Aggressive Growth                   88,279
     Fidelity VIP Dynamic Capital Appreciation        40,105
     Fidelity VIP Value                               48,407
     Fidelity VIP Value Strategy                      46,328
     Fidelity VIP Growth Stock                        22,223
     Fidelity VIP Real Estate                         95,227
     Fidelity VIP Strategic Income                    88,038
     Fidelity VIP Intl Capital Appreciation           77,399
     Fidelity VIP Value Leaders                       12,885
     Fidelity VIP Freedom 2010                        12,615
     Fidelity VIP Freedom 2015                         4,225
     Fidelity VIP Freedom 2020                        19,158
     Fidelity VIP Freedom 2025                        15,577
     Fidelity VIP Freedom 2030                        69,858
     Fidelity VIP Freedom Income                       6,826
     Fidelity VIP Disciplined Small Cap               28,343
     Fidelity VIP Emerging Markets                   120,746
     Fidelity VIP Freedom 2035                         3,355
     Fidelity VIP Freedom 2040                         3,992
     Fidelity VIP Freedom 2045                         3,116
     Fidelity VIP Freedom 2050                        14,314

     Fidelity VIP Funds Manager 20%              $     9,444
     Fidelity VIP Funds Manager 50%                    3,691
     Fidelity VIP Funds Manager 60%                    3,668
     Fidelity VIP Funds Manager 70%                   16,866
     Fidelity VIP Funds Manager 85%                   72,283
     Janus Aspen Forty                                52,498
     Janus Aspen Overseas                            765,248
     Lord Abbett Mid-Cap Growth                      513,223
     Ivy Funds VIP Balanced                        1,239,319
     Ivy Funds VIP Growth                            146,133
     Ivy Funds VIP International Value             1,218,861
     Ivy Funds VIP Small Cap Growth                   66,104
     Ivy Funds VIP Value                              53,200
     Ivy Funds VIP Micro-Cap Growth                   27,989
     Ivy Funds VIP Small Cap Value                    34,420
     Ivy Funds VIP Core Equity                        17,930
     Ivy Funds VIP Science & Technology              981,164
     Van Eck Global Hard Assets                    1,116,489

(6) UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

Transactions in units for each segregated sub-account for the years ended December 31, 2009 and 2008 were as follows:

                                                                 SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------
                                                                        ADVANTUS      ADVANTUS      ADVANTUS
                                            ADVANTUS      ADVANTUS       INDEX        MORTGAGE    INTERNATIONAL
                                              BOND         MONEY          500        SECURITIES       BOND
                                            CLASS 2        MARKET       CLASS 2       CLASS 2       CLASS 2
                                          -----------   -----------   -----------   -----------   -------------
Units outstanding at
   December 31, 2007                       21,254,138    4,084,922    27,142,223      336,619         16,386
      Contract purchase payments            1,899,163    2,228,021     3,742,366      101,784        507,308
      Contract terminations, withdrawal
         payments and charges              (1,873,709)  (3,269,086)   (2,766,201)     (67,525)        (8,370)
                                          -----------   ----------    ----------      -------        -------
Units outstanding at
   December 31, 2008                       21,279,592    3,043,857    28,118,388      370,878        515,324
      Contract purchase payments            1,152,653    2,279,932    17,906,703      196,811         10,588
      Contract terminations, withdrawal
         payments and charges             (16,379,047)  (1,669,569)   (4,087,696)     (64,675)       (10,940)
                                          -----------   ----------    ----------      -------        -------
Units outstanding at
   December 31, 2009                        6,053,198    3,654,220    41,937,395      503,014        514,972
                                          ===========   ==========    ==========      =======        =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------------
                                            ADVANTUS     ADVANTUS
                                           INDEX 400    REAL ESTATE    BLACK ROCK                 FIDELITY VIP
                                            MID-CAP     SECURITIES       GLOBAL     FIDELITY VIP    GROWTH &
                                            CLASS 2       CLASS 2     GROWTH V.I.    CONTRAFUND      INCOME
                                          -----------   -----------   -----------   ------------  ------------
Units outstanding at
   December 31, 2007                       9,425,702       988,763           --      2,133,286       956,528
      Contract purchase payments           1,252,099       246,657      356,838        628,264       409,675
      Contract terminations, withdrawal
         payments and charges             (1,227,759)     (125,062)     (10,931)      (731,561)     (421,745)
                                          ----------     ---------     --------      ---------      --------
Units outstanding at
   December 31, 2008                       9,450,042     1,110,358      345,907      2,029,989       944,458
      Contract purchase payments           5,026,541       446,028      456,757        701,106       451,189
      Contract terminations, withdrawal
         payments and charges             (3,665,065)     (719,362)    (802,664)      (811,586)     (593,838)
                                          ----------     ---------     --------      ---------      --------
Units outstanding at
   December 31, 2009                      10,811,518       837,024           --      1,919,509       801,809
                                          ==========     =========     ========      =========      ========

                                                                   SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                                                        FIDELITY VIP   FIDELITY VIP
                                           FIDELITY VIP  FIDELITY VIP       ASSET         ASSET       FIDELITY VIP
                                          EQUITY-INCOME  HIGH INCOME       MANAGER    MANAGER GROWTH    BALANCED
                                          -------------  -------------  ------------  --------------  ------------
Units outstanding at
   December 31, 2007                        1,623,499       665,142        343,454        987,645        237,996
      Contract purchase payments              224,951       180,114        141,304        315,703        211,075
      Contract terminations, withdrawal
         payments and charges                (396,086)     (141,435)      (168,324)      (403,758)      (187,290)
                                            ---------      --------       --------       --------       --------
Units outstanding at
   December 31, 2008                        1,452,364       703,821        316,434        899,590        261,781
      Contract purchase payments              224,614       246,297        131,090        307,236        170,776
      Contract terminations, withdrawal
         payments and charges                (412,570)     (214,161)      (176,005)      (409,841)      (181,049)
                                            ---------      --------       --------       --------       --------
Units outstanding at
   December 31, 2009                        1,264,408       735,957        271,519        796,985        251,508
                                            =========      ========       ========       ========       ========

                                                                   SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                                          FIDELITY VIP                 FIDELITY VIP
                                           FIDELITY VIP     GROWTH      FIDELITY VIP    INVESTMENT    FIDELITY VIP
                                             GROWTH      OPPORTUNITIES   INDEX 500      GRADE BOND      MID-CAP
                                          -------------  -------------  ------------  --------------  ------------
Units outstanding at
   December 31, 2007                         6,707,809     1,401,041      1,977,961       274,299       2,760,890
      Contract purchase payments             1,904,393       639,943        852,954       138,827         487,078
      Contract terminations, withdrawal
         payments and charges               (2,804,945)     (706,772)      (802,472)     (124,320)     (1,032,621)
                                            ----------     ---------     ----------      --------      ----------
Units outstanding at
   December 31, 2008                         5,807,257     1,334,212      2,028,443       288,806       2,215,347
      Contract purchase payments             2,222,364       698,366        884,567       204,220         439,527
      Contract terminations, withdrawal
         payments and charges               (2,635,170)     (822,352)    (1,036,983)     (155,828)       (762,832)
                                            ----------     ---------     ----------      --------      ----------
Units outstanding at
   December 31, 2009                         5,394,451     1,210,226      1,876,027       337,198       1,892,042
                                            ==========     =========     ==========      ========      ==========

                                                                  SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                                                      FIDELITY VIP    FIDELITY VIP
                                          FIDELITY VIP  FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                          MONEY MARKET    OVERSEAS       GROWTH       APPRECIATION      VALUE
                                          ------------  ------------  ------------  ---------------  ------------
Units outstanding at
   December 31, 2007                         696,339      3,109,554      190,430        199,090        102,938
      Contract purchase payments             740,932        678,663      112,609         77,382         27,559
      Contract terminations, withdrawal
         payments and charges               (561,831)      (903,432)    (120,965)       (59,554)       (68,567)
                                            --------      ---------     --------        -------        -------
Units outstanding at
   December 31, 2008                         875,440      2,884,785      182,074        216,918         61,930
      Contract purchase payments             576,755        711,872      126,423         46,982         54,843
      Contract terminations, withdrawal
         payments and charges               (644,622)      (978,081)    (123,836)       (84,592)       (50,162)
                                            --------      ---------     --------        -------        -------
Units outstanding at
   December 31, 2009                         807,573      2,618,576      184,661        179,308         66,611
                                            ========      =========     ========        =======        =======

                                                                  SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                          FIDELITY VIP  FIDELITY VIP                 FIDELITY VIP   FIDELITY VIP
                                             VALUE         GROWTH     FIDELITY VIP     STRATEGIC    INTL CAPITAL
                                            STRATEGY       STOCK       REAL ESTATE      INCOME      APPRECIATION
                                          ------------  ------------  ------------  --------------  -------------
Units outstanding at
   December 31, 2007                        130,496        22,366        81,542          47,734        115,687
      Contract purchase payments             43,961        22,464        50,911          14,242        114,064
      Contract terminations, withdrawal
         payments and charges               (56,850)      (13,771)      (36,979)        (16,922)       (65,337)
                                            -------       -------       -------         -------        -------
Units outstanding at
   December 31, 2008                        117,607        31,059        95,474          45,054        164,414
      Contract purchase payments             46,216        21,046        73,993          70,894        110,327
      Contract terminations, withdrawal
         payments and charges               (53,566)      (21,486)      (85,649)        (34,982)       (95,205)
                                            -------       -------       -------         -------        -------
Units outstanding at
   December 31, 2009                        110,257        30,619        83,818          80,966        179,536
                                            =======       =======       =======         =======        =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------------
                                          FIDELITY VIP
                                              VALUE     FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                             LEADERS    FREEDOM 2010  FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                          ------------  ------------  ------------  ------------  ------------
Units outstanding at
   December 31, 2007                         12,561         7,296         3,390         6,264         7,347
      Contract purchase payments             18,974        14,192        13,748        14,017        14,592
      Contract terminations, withdrawal
         payments and charges               (12,328)       (9,322)       (5,626)       (7,973)       (6,437)
                                            -------       -------        ------       -------       -------
Units outstanding at
   December 31, 2008                         19,207        12,166        11,512        12,308        15,502
      Contract purchase payments             20,748        13,720         4,392        21,840        17,756
      Contract terminations, withdrawal
         payments and charges               (25,634)      (16,483)       (9,620)      (15,426)      (16,962)
                                            -------       -------        ------       -------       -------
Units outstanding at
   December 31, 2009                         14,321         9,403         6,284        18,722        16,296
                                            =======       =======        ======       =======       =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------
                                                        FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                          FIDELITY VIP     FREEDOM    DISCIPLINED     EMERGING     FIDELITY VIP
                                          FREEDOM 2030     INCOME      SMALL CAP       MARKETS    FREEDOM 2035*
                                          ------------  ------------  ------------  ------------  -------------
Units outstanding at
   December 31, 2007                         22,865         3,751        31,841            --           --
      Contract purchase payments             77,946        16,100        30,770        82,452           --
      Contract terminations, withdrawal
         payments and charges               (31,379)      (13,975)      (18,246)      (35,100)          --
                                            -------       -------       -------       -------        -----
Units outstanding at
   December 31, 2008                         69,432         5,876        44,365        47,352           --
      Contract purchase payments             85,575         6,348        40,854       185,269        3,216
      Contract terminations, withdrawal
         payments and charges               (56,548)       (3,099)      (27,343)      (55,371)         (36)
                                            -------       -------       -------       -------        -----
Units outstanding at
   December 31, 2009                         98,459         9,125        57,876       177,250        3,180
                                            =======       =======       =======       =======        =====

*    Period from April 24, 2009 (commencement of operations) to December 31,
     2009.

                                                                  SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                                                                       FIDELITY VIP  FIDELITY VIP
                                          FIDELITY VIP   FIDELITY VIP    FIDELITY VIP      FUNDS         FUNDS
                                          FREEDOM 2040*  FREEDOM 2045*  FREEDOM 2050*  MANAGER 20%*  MANAGER 50%*
                                          -------------  -------------  -------------  ------------  ------------
Units outstanding at
   December 31, 2008                             --             --             --             --           --
      Contract purchase payments              3,794          3,032         12,273          9,132        3,535
      Contract terminations, withdrawal
         payments and charges                  (622)           (14)           (89)        (5,577)        (394)
                                              -----          -----         ------         ------        -----
Units outstanding at
   December 31, 2009                          3,172          3,018         12,184          3,555        3,141
                                              =====          =====         ======         ======        =====

                                                                  SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                          FIDELITY VIP   FIDELITY VIP   FIDELITY VIP      JANUS
                                              FUNDS          FUNDS         FUNDS          ASPEN       JANUS ASPEN
                                          MANAGER 60%*   MANAGER 70%*   MANAGER 85%*      FORTY        OVERSEAS
                                          -------------  -------------  -------------  ------------  ------------
Units outstanding at
   December 31, 2007                                                                      96,474      2,171,720
      Contract purchase payments                                                          49,860        140,569
      Contract terminations, withdrawal
         payments and charges                                                            (14,207)       (76,321)
                                              -----         ------         ------        -------      ---------
Units outstanding at
   December 31, 2008                             --             --             --        132,127      2,235,968
      Contract purchase payments              3,503         13,971         67,164         69,714        742,382
      Contract terminations, withdrawal
         payments and charges                  (170)            (8)          (679)       (45,352)      (635,420)
                                              -----         ------         ------        -------      ---------
Units outstanding at
   December 31, 2009                          3,333         13,963         66,485        156,489      2,342,930
                                              =====         ======         ======        =======      =========

*    Period from April 24, 2009 (commencement of operations) to December 31,
     2009.

                                                                   SEGREGATED SUB-ACCOUNTS
                                          -------------------------------------------------------------------------
                                           LORD ABBETT                                 IVY FUNDS VIP  IVY FUNDS VIP
                                             MID-CAP     IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL    SMALL CAP
                                              VALUE        BALANCED         GROWTH         VALUE          GROWTH
                                          -------------  -------------  -------------  -------------  -------------
Units outstanding at
   December 31, 2007                        1,878,489      6,819,183      3,036,214      2,123,896      131,380
      Contract purchase payments              604,742        166,728         56,050        225,747       30,033
      Contract terminations, withdrawal
         payments and charges                (611,333)      (616,581)      (196,231)      (376,881)     (53,232)
                                            ---------     ----------     ----------     ----------      -------
Units outstanding at
   December 31, 2008                        1,871,898      6,369,330      2,896,033      1,972,762      108,181
      Contract purchase payments              653,794        560,550         70,207      1,135,199       48,387
      Contract terminations, withdrawal
         payments and charges                (514,928)    (6,331,818)    (1,162,831)    (1,120,479)     (47,039)
                                            ---------     ----------     ----------     ----------      -------
Units outstanding at
   December 31, 2009                        2,010,764        598,062      1,803,409      1,987,482      109,529
                                            =========     ==========     ==========     ==========      =======

                                                                   SEGREGATED SUB-ACCOUNTS
                                          -------------------------------------------------------------------------
                                                         IVY FUNDS VIP  IVY FUNDS VIP                 IVY FUNDS VIP
                                          IVY FUNDS VIP    MICRO-CAP      SMALL CAP    IVY FUNDS VIP    SCIENCE &
                                              VALUE          GROWTH         VALUE       CORE EQUITY    TECHNOLOGY
                                          -------------  -------------  -------------  -------------  -------------
Units outstanding at
   December 31, 2007                         102,995        60,789         124,946         69,575         605,914
      Contract purchase payments              31,940        10,722          12,432         16,097         774,076
      Contract terminations, withdrawal
         payments and charges                (25,658)       (6,584)        (83,780)       (12,479)        (75,617)
                                             -------       -------         -------        -------       ---------
Units outstanding at
   December 31, 2008                         109,277        64,927          53,598         73,193       1,304,373
      Contract purchase payments              35,772        19,406          22,039         20,940       1,019,963
      Contract terminations, withdrawal
         payments and charges                (37,051)      (17,929)        (15,529)       (35,471)       (440,736)
                                             -------       -------         -------        -------       ---------
Units outstanding at
   December 31, 2009                         107,998        66,404          60,108         58,662       1,883,600
                                             =======       =======         =======        =======       =========

                                          SEGREGATED SUB-ACCOUNTS
                                          -----------------------
                                                  VAN ECK
                                                  GLOBAL
                                                HARD ASSETS
                                                -----------
Units outstanding at
   December 31, 2007                             1,221,726
      Contract purchase payments                 1,091,292
      Contract terminations, withdrawal
         payments and charges                     (441,062)
                                                 ---------
Units outstanding at
   December 31, 2008                             1,871,956
      Contract purchase payments                 1,247,483
      Contract terminations, withdrawal
         payments and charges                     (476,565)
                                                 ---------
Units outstanding at
   December 31, 2009                             2,642,874
                                                 =========

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, ratios, and total return for variable annuity contracts for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 is as follows:

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Advantus Bond Class 2
   2009                           6,053,198     1.43 to 1.85     9,049,447       0.00%        0.00% to 0.50%      14.99% to 15.57%
   2008                          21,279,593     1.24 to 1.61    26,866,649       0.00%        0.00% to 0.50%     -13.95% to -13.52%
   2007                          21,254,137     1.43 to 1.87    30,684,454       0.00%        0.00% to 0.50%       1.78% to 2.30%
   2006                          22,050,551     1.40 to 1.83    30,960,731       0.00%        0.00% to 0.50%       4.14% to 4.66%
   2005                          22,371,776     1.34 to 1.76    30,011,118       0.00%        0.00% to 0.50%       1.93% to 2.44%
Advantus Money Market
   2009                           3,654,220     1.39 to 1.50     5,114,103       0.26%        0.00% to 0.50%        -.23% to .27%
   2008                           3,043,857     1.00 to 1.50     4,265,762       2.07%        0.00% to 0.50%        .00% to 2.06%
   2007                           4,084,922     1.00 to 1.48     5,665,854       4.51%        0.00% to 0.50%        .00% to 4.64%
   2006                           3,625,375     1.30 to 1.42     4,928,696       4.30%        0.00% to 0.50%       3.87% to 4.39%
   2005                           3,493,963     1.00 to 1.37     4,581,386       2.42%        0.00% to 0.50%        .00% to 2.45%
Advantus Index 500 Class 2
   2009                          41,937,395     1.57 to 2.35    68,668,819       0.00%        0.00% to 0.50%      25.24% to 25.87%
   2008                          28,118,389     1.25 to 1.87    37,510,473       0.00%        0.00% to 0.50%     -37.52% to -37.21%
   2007                          27,142,222     1.99 to 3.00    57,621,431       0.00%        0.00% to 0.50%       4.50% to 5.02%
   2006                          29,304,465     1.89 to 2.87    59,145,716       0.00%        0.00% to 0.50%      14.66% to 15.23%
   2005                          27,724,750     1.64 to 2.50    48,830,915       0.00%        0.00% to 0.50%       3.91% to 4.43%
Advantus Mortgage Securities
   Class 2
   2009                             503,014     1.03 to 1.88       574,284       0.00%        0.00% to 0.50%       7.51% to 8.05%
   2008                             370,878     0.95 to 1.75       403,409       0.00%        0.00% to 0.50%     -13.40% to -12.97%
   2007                             336,620     1.09 to 2.02       419,413       0.00%        0.00% to 0.50%       2.68% to 3.19%
   2006                             236,894     1.06 to 1.97       295,881       0.00%        0.00% to 0.50%       4.82% to 5.34%
   2005                             208,546     1.00 to 1.88       247,320       0.00%        0.00% to 0.50%        .36% to 2.62%
Advantus International Bond
   Class 2
   2009                             514,972     1.31 to 2.06     1,057,787       0.00%        0.00% to 0.50%      16.97% to 17.55%
   2008                             515,324     1.12 to 1.76       902,870       0.00%        0.00% to 0.50%       3.70% to 4.23%
   2007                              16,386     1.07 to 1.69        25,389       0.00%        0.00% to 0.50%       7.29% to 9.16%
   2006                              12,235     1.47 to 1.55        18,566       0.00%        0.25% to 0.50%       3.47% to 3.73%
   2005                              10,689     1.42 to 1.49        15,624       0.00%        0.25% to 0.50%      -9.36% to -9.14%
Advantus Index 400 Mid-Cap
   Class 2
   2009                          10,811,518     1.94 to 2.32    21,137,548       0.00%        0.00% to 0.50%      35.75% to 36.43%
   2008                           9,450,042     1.42 to 1.70    13,556,816       0.00%        0.00% to 0.50%     -36.86% to -36.54%
   2007                           9,425,701     2.24 to 2.69    21,313,144       0.00%        0.00% to 0.50%       6.90% to 7.44%
   2006                           9,152,236     2.09 to 2.51    19,262,739       0.00%        0.00% to 0.50%       9.24% to 9.78%
   2005                           8,205,934     1.90 to 2.29    15,754,573       0.00%        0.00% to 0.50%      11.40% to 11.96%
Advantus Real Estate
   Securities Class 2
   2009                             837,024     1.71 to 1.77     1,482,118       0.00%        0.00% to 0.50%      23.97% to 24.59%
   2008                           1,110,357     1.38 to 1.42     1,569,543       0.00%        0.00% to 0.50%     -36.59% to -36.27%
   2007                             988,762     2.17 to 2.23     2,195,222       0.00%        0.00% to 0.50%     -16.18% to -15.76%
   2006                             772,111     2.59 to 2.65     2,043,342       0.00%        0.00% to 0.50%      29.98% to 30.63%
   2005                             529,540     1.99 to 2.03     1,073,027       0.00%        0.00% to 0.50%      10.53% to 11.08%
Black Rock Global Growth V.I.
   2009                                  --          --                 --       0.22%        0.00% to 0.25%            0.00%
   2008                             345,907     0.58 to 0.58       200,217       0.95%        0.00% to 0.25%      10.48% to 13.45%
Fidelity VIP Contrafund
   2009                           1,919,509     0.83 to 2.76     4,837,579       1.44%        0.00% to 0.50%      35.03% to 35.71%
   2008                           2,029,989     0.61 to 2.05     3,777,644       1.00%        0.00% to 0.50%       -42.80% to .00%
   2007                           2,133,286     1.00 to 3.58     6,919,829       0.96%        0.00% to 0.50%       .00% to 17.30%
   2006                           2,151,750     2.75 to 3.06     5,955,412       1.34%        0.25% to 0.50%      11.16% to 11.44%
   2005                           2,187,509     1.00 to 2.75     5,431,971       0.28%        0.00% to 0.50%       .00% to 16.65%

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Fidelity VIP Growth & Income
   2009                             801,809         1.01           811,773       1.09%            0.25%                26.89%
   2008                             944,458         0.80           753,582       1.26%            0.25%                -41.85%
   2007                             956,528         1.37         1,312,401       4.45%            0.25%                11.84%
   2006                             969,139         1.23         1,188,896       0.88%            0.25%                12.90%
   2005                           1,020,627         1.09         1,109,044       1.48%            0.25%                 7.37%
Fidelity VIP Equity-Income
   2009                           1,264,408     0.71 to 1.82     2,242,203       2.26%        0.00% to 0.50%      29.56% to 30.21%
   2008                           1,452,364     0.54 to 1.40     1,989,393       2.43%        0.00% to 0.50%       -42.94% to .00%
   2007                           1,623,499     0.95 to 2.46     3,897,892       3.02%        0.00% to 0.50%       -5.04% to 1.28%
   2006                             811,539     2.29 to 2.43     1,876,792       3.83%        0.25% to 0.50%      19.60% to 19.89%
   2005                             827,363     1.00 to 2.04     1,596,529       1.52%        0.00% to 0.50%        .00% to 5.60%
Fidelity VIP High Income
   2009                             735,957     1.10 to 1.52     1,077,434       8.27%        0.00% to 0.50%      43.24% to 43.96%
   2008                             703,821     0.77 to 1.06       717,749       9.32%        0.00% to 0.50%       -25.36% to .00%
   2007                             665,142     1.00 to 1.43       906,877       6.56%        0.00% to 0.50%        .00% to 2.53%
   2006                             629,339     1.32 to 1.39       839,036       7.99%        0.25% to 0.50%      10.68% to 10.96%
   2005                             749,232     1.00 to 1.26       899,382       14.55%       0.00% to 0.50%        .00% to 2.45%
Fidelity VIP Asset Manager
   2009                             271,519         1.24           335,748       2.30%            0.25%                28.79%
   2008                             316,434         0.96           303,815       2.42%            0.25%                -28.90%
   2007                             343,454         1.35           463,769       6.21%            0.25%                15.21%
   2006                             346,941         1.17           406,614       2.63%            0.25%                 7.05%
   2005                             382,665         1.09           418,944       2.75%            0.25%                 3.79%
Fidelity VIP Asset Manager
   Growth
   2009                             796,985         1.03           817,465      -3.18%            0.25%                32.57%
   2008                             899,590         0.77           695,984       1.86%            0.25%                -35.97%
   2007                             987,645         1.21         1,193,375       4.22%            0.25%                18.67%
   2006                             987,682         1.02         1,005,677       1.96%            0.25%                 6.72%
   2005                             994,254         0.95           948,614       2.33%            0.25%                 3.63%
Fidelity VIP Balanced
   2009                             251,508         1.27           320,535       1.96%            0.25%                38.25%
   2008                             261,781         0.92           241,318       1.74%            0.25%                -34.12%
   2007                             237,996         1.40           333,027       5.71%            0.25%                 8.77%
   2006                             223,691         1.29           287,765       2.59%            0.25%                11.43%
   2005                             314,932         1.15           363,589       2.51%            0.25%                 5.50%
Fidelity VIP Growth
   2009                           5,394,451         0.67         3,633,138       0.45%            0.25%                27.97%
   2008                           5,807,257         0.53         3,056,395       0.77%            0.25%                -47.30%
   2007                           6,707,809         1.00         6,698,843       0.80%            0.25%                26.65%
   2006                           6,483,002         0.79         5,112,159       0.38%            0.25%                 6.58%
   2005                           6,628,947         0.74         4,904,344       0.48%            0.25%                 5.53%
Fidelity VIP Growth
   Opportunities
   2009                           1,210,226         0.76           920,651       0.49%            0.25%                45.49%
   2008                           1,334,212         0.52           697,638       0.43%            0.25%                -55.13%
   2007                           1,401,041         1.17         1,632,659       0.00%            0.25%                22.87%
   2006                           1,376,978         0.95         1,305,909       0.67%            0.25%                 5.19%
   2005                           1,410,738         0.90         1,271,882       0.89%            0.25%                 8.62%
Fidelity VIP Index 500
   2009                           1,876,027         0.91         1,704,135       4.79%            0.25%                26.29%
   2008                           2,028,443         0.72         1,459,004       2.29%            0.25%                -37.16%
   2007                           1,977,961         1.14         2,263,786       3.54%            0.25%                 5.17%
   2006                           2,093,960         1.09         2,278,611       1.70%            0.25%                15.44%
   2005                           2,262,626         0.94         2,132,821       1.69%            0.25%                 4.56%

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Fidelity VIP Investment
   Grade Bond
   2009                             337,198         1.76           594,574       8.99%            0.25%                15.43%
   2008                             288,806         1.53           441,160       4.26%            0.25%                -3.49%
   2007                             274,299         1.58           434,158       4.38%            0.25%                 4.08%
   2006                             330,026         1.52           501,857       3.77%            0.25%                 4.09%
   2005                             398,219         1.46           581,764       3.64%            0.25%                 1.94%
Fidelity VIP Mid-Cap
   2009                           1,892,042         2.30         4,356,023       0.69%            0.25%                39.74%
   2008                           2,215,347         1.65         3,649,982       0.43%            0.25%                -39.59%
   2007                           2,760,890         2.73         7,530,396       0.55%            0.25%                15.34%
   2006                           2,980,899         2.36         7,049,337       0.34%            0.25%                12.42%
   2005                           2,906,533         2.10         6,114,165       0.00%            0.25%                18.01%
Fidelity VIP Money Market
   2009                             807,573         1.30         1,049,757       0.74%            0.25%                 0.47%
   2008                             875,440         1.29         1,132,669       2.95%            0.25%                 2.77%
   2007                             696,339         1.26           876,673       5.08%            0.25%                 4.96%
   2006                             621,727         1.20           745,838       4.78%            0.25%                 4.62%
   2005                             460,968         1.15           528,594       3.01%            0.25%                 2.78%
Fidelity VIP Overseas
   2009                           2,618,576         1.01         2,649,847       2.19%            0.25%                26.21%
   2008                           2,884,784         0.80         2,312,922       2.60%            0.25%                -43.95%
   2007                           3,109,554         1.43         4,447,628       3.34%            0.25%                17.02%
   2006                           3,243,032         1.22         3,963,969       0.87%            0.25%                17.79%
   2005                           3,399,583         1.04         3,527,868       0.64%            0.25%                18.75%
Fidelity VIP Aggressive
   Growth
   2009                             184,661         0.88           162,032       0.00%            0.25%                39.38%
   2008                             182,074         0.63           114,623       0.00%            0.25%                -48.90%
   2007                             190,430         1.23           234,606       0.42%            0.25%                17.23%
   2006                             327,779         1.05           344,479       2.26%            0.25%                 8.26%
   2005                             144,512         0.97           140,287       0.00%            0.25%                 7.84%
Fidelity VIP Dynamic Capital
   Appreciation
   2009                             179,308         1.09           195,710       0.25%            0.25%                35.76%
   2008                             216,918         0.80           174,392       0.80%            0.25%                -41.38%
   2007                             199,090         1.37           273,044       0.92%            0.25%                 6.85%
   2006                             224,956         1.28           288,740       0.59%            0.25%                13.69%
   2005                             125,478         1.13           141,663       0.00%            0.25%                20.84%
Fidelity VIP Value
   2009                              66,611         1.16            77,237       0.95%            0.25%                42.31%
   2008                              61,930         0.81            50,461       0.84%            0.25%                -46.67%
   2007                             102,938         1.53           157,282       6.25%            0.25%                 1.84%
   2006                             117,799         1.50           176,740       1.16%            0.25%                14.47%
   2005                             132,832         1.31           174,108       0.60%            0.25%                 5.82%
Fidelity VIP Value Strategy
   2009                             110,257         1.29           142,312       0.61%            0.25%                57.19%
   2008                             117,607         0.82            96,568       0.78%            0.25%                -51.28%
   2007                             130,496         1.69           219,942       7.94%            0.25%                 5.46%
   2006                             119,580         1.60           191,112       0.54%            0.25%                16.04%
   2005                             118,710         1.38           163,490       0.00%            0.25%                 2.41%
Fidelity VIP Growth Stock
   2009                              30,619         1.33            40,576       0.44%            0.25%                44.49%
   2008                              31,059         0.92            28,485       0.19%            0.25%                -44.81%
   2007                              22,366         1.66            37,168       0.00%            0.25%                22.36%
   2006                              15,596         1.36            21,184       0.05%            0.25%                 0.87%
   2005                              42,969         1.35            57,843       0.03%            0.25%                 7.30%

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Fidelity VIP Real Estate
   2009                              83,818         1.79           149,775       2.86%            0.25%                37.35%
   2008                              95,474         1.30           124,207       3.15%            0.25%                -40.02%
   2007                              81,542         2.17           176,866       1.97%            0.25%                -17.93%
   2006                             116,528         2.64           307,951       5.05%            0.25%                36.37%
   2005                             111,680         1.94           216,420       2.75%            0.25%                14.84%
Fidelity VIP Strategic Income
   2009                              80,966         1.34           108,298       5.77%            0.25%                29.69%
   2008                              45,054         1.03            46,467       5.27%            0.25%                -10.43%
   2007                              47,734         1.15            54,960       3.86%            0.25%                 5.32%
   2006                              37,565         1.09            41,055       6.18%            0.25%                 7.60%
   2005  (b)                         19,199         1.02            19,498       7.21%            0.25%                 1.60%
Fidelity VIP Intl Capital
   Appreciation
   2009                             179,536         0.89           159,471       0.92%            0.25%                55.65%
   2008                             164,414         0.57            93,832       0.00%            0.25%                -50.81%
   2007                             115,687         1.16           134,225       1.54%            0.25%                 4.91%
   2006  (d)                          5,596         1.11             6,189       2.47%            0.25%                10.60%
Fidelity VIP Value Leaders
   2009                              14,321         0.79            11,366       1.72%            0.25%                27.59%
   2008                              19,207         0.62            11,949       2.52%            0.25%                -44.75%
   2007                              12,561         1.13            14,143       1.71%            0.25%                 4.30%
   2006  (d)                          7,932         1.08             8,565       1.69%            0.25%                 8.00%
Fidelity VIP Freedom 2010
   2009                               9,403         1.05             9,860       3.51%            0.25%                23.96%
   2008                              12,166         0.85            10,296       3.21%            0.25%                -25.24%
   2007                               7,296         1.13             8,260       4.34%            0.25%                 8.44%
   2006  (d)                          3,016         1.04             3,148       1.80%            0.25%                 4.43%
Fidelity VIP Freedom 2015
   2009                               6,284         1.04             6,534       3.42%            0.25%                24.97%
   2008                              11,512         0.83             9,587       5.41%            0.25%                -27.21%
   2007                               3,390         1.14             3,877       3.04%            0.25%                 9.06%
   2006  (d)                          3,020         1.05             3,168       1.34%            0.25%                 4.93%
Fidelity VIP Freedom 2020
   2009                              18,722         1.00            18,794       3.89%            0.25%                28.65%
   2008                              12,308         0.78             9,601       3.52%            0.25%                -32.77%
   2007                               6,264         1.16             7,268       3.27%            0.25%                 9.96%
   2006  (d)                          3,071         1.06             3,242       1.71%            0.25%                 5.59%
Fidelity VIP Freedom 2025
   2009                              16,296         0.99            16,182       3.85%            0.25%                29.72%
   2008                              15,502         0.77            11,866       4.02%            0.25%                -34.33%
   2007                               7,347         1.17             8,564       3.17%            0.25%                10.23%
   2006  (d)                          3,065         1.06             3,242       1.93%            0.25%                 5.79%
Fidelity VIP Freedom 2030
   2009                              98,459         0.96            94,483       2.66%            0.25%                31.33%
   2008                              69,432         0.73            50,732       4.78%            0.25%                -38.20%
   2007                              22,865         1.18            27,033       3.28%            0.25%                11.09%
   2006  (d)                          3,156         1.06             3,358       1.80%            0.25%                 6.42%

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Fidelity VIP Freedom Income
   2009                               9,125         1.11            10,131       3.84%            0.25%                14.67%
   2008                               5,876         0.97             5,691       1.67%            0.25%                -10.67%
   2007                               3,751         1.08             4,065       4.59%            0.25%                 5.94%
   2006  (d)                          3,000         1.02             3,070       2.95%            0.25%                 2.37%
Fidelity VIP Disciplined
   Small Cap
   2009                              57,876         0.85            49,255       0.59%            0.25%                21.97%
   2008                              44,365         0.70            30,954       1.00%            0.25%                -33.95%
   2007                              31,841         1.06            33,631       0.66%            0.25%                -2.49%
   2006  (d)                         12,269         1.08            13,290       0.18%            0.25%                 8.32%
Fidelity VIP Emerging Markets
   2009                             177,250         0.78           138,585       0.54%            0.25%                74.97%
   2008                              47,352         0.45            21,160       1.31%            0.25%                -50.57%
Fidelity VIP Freedom 2035
   2009  (a)                          3,180         1.31             4,160       2.09%            0.25%                31.15%
Fidelity VIP Freedom 2040
   2009  (a)                          3,172         1.31             4,170       1.96%            0.25%                31.69%
Fidelity VIP Freedom 2045
   2009  (a)                          3,018         1.32             3,973       2.04%            0.25%                31.93%
Fidelity VIP Freedom 2050
   2009  (a)                         12,184         1.33            16,200       2.88%            0.25%                33.01%
Fidelity VIP Funds Manager 20%
   2009  (a)                          3,555         1.09             3,889       1.10%            0.25%                 9.53%
Fidelity VIP Funds Manager 50%
   2009  (a)                          3,141         1.19             3,729       1.73%            0.25%                18.92%
Fidelity VIP Funds Manager 60%
   2009  (a)                          3,333         1.22             4,075       1.74%            0.25%                22.40%
Fidelity VIP Funds Manager 70%
   2009  (a)                         13,963         1.25            17,469       4.96%            0.25%                25.14%
Fidelity VIP Funds Manager 85%
   2009  (a)                         66,485         1.31            86,844       1.78%            0.25%                30.62%
Janus Aspen Forty
   2009                             156,489     0.89 to 0.96       144,173       0.01%        0.00% to 0.50%      45.29% to 46.02%
   2008                             132,126     0.62 to 1.00        83,341       0.01%        0.00% to 0.50%       -44.59% to .00%
   2007                              96,474     1.00 to 1.20       108,479       0.18%        0.00% to 0.50%       .00% to 36.29%
   2006                              90,332     0.82 to 0.88        74,519       0.14%        0.25% to 0.50%       8.57% to 8.84%
   2005                              89,821     0.75 to 1.00        67,895       0.01%        0.00% to 0.50%       .00% to 12.27%
Janus Aspen Overseas
   2009                           2,342,930     1.25 to 1.45     3,273,423       0.43%        0.00% to 0.50%      78.18% to 79.07%
   2008                           2,235,968     0.70 to 1.00     1,769,499       1.10%        0.00% to 0.50%       -52.47% to .00%
   2007                           2,171,720     1.00 to 1.69     3,609,018       0.47%        0.00% to 0.50%       .00% to 28.02%
   2006                           1,541,086     1.16 to 1.32     2,022,184       1.82%        0.00% to 0.50%      32.16% to 46.26%
   2005                              95,321     0.79 to 1.00        77,774       1.12%        0.00% to 0.50%       .00% to 31.61%
Lord Abbett Mid-Cap Value
   2009                           2,010,764     0.92 to 1.06     1,847,413       0.55%        0.00% to 0.25%      26.30% to 26.61%
   2008                           1,871,898     0.72 to 0.84     1,357,069       1.32%        0.00% to 0.25%     -39.51% to -39.36%
   2007                           1,878,489     1.19 to 1.39     2,244,694       0.39%        0.00% to 0.25%        .33% to .58%
   2006                           2,086,427     1.18 to 1.38     2,474,538       1.22%        0.00% to 0.25%      11.95% to 12.23%
   2005                           1,989,522     1.06 to 1.24     2,101,096       0.42%        0.00% to 0.25%       5.58% to 7.95%

                                              AT DECEMBER 31                             FOR THE YEARS ENDED DECEMBER 31
                                ------------------------------------------  --------------------------------------------------------
                                   UNITS      UNIT FAIR VALUE                 INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                                OUTSTANDING  LOWEST TO HIGHEST  NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                                ------------------------------------------  --------------------------------------------------------
Ivy Funds VIP Balanced
   2009                             598,062     1.27 to 2.15     1,253,775       2.55%        0.00% to 0.50%      12.66% to 13.23%
   2008                           6,369,330     1.00 to 1.91     7,431,756       0.10%        0.00% to 0.50%       -21.39% to .00%
   2007                           6,819,183     1.00 to 2.43     9,923,269       1.37%        0.00% to 0.50%       .00% to 13.67%
   2006                           7,387,628     1.25 to 2.15     9,344,688       1.43%        0.00% to 0.50%      10.66% to 11.21%
   2005                           7,517,902     1.00 to 1.94     8,538,274       1.28%        0.00% to 0.50%        .00% to 5.01%
Ivy Funds VIP Growth
   2009                           1,803,409     0.80 to 1.84     1,673,705       0.37%        0.00% to 0.50%      26.44% to 27.07%
   2008                           2,896,033     0.63 to 1.46     2,012,457       0.00%        0.00% to 0.50%     -36.59% to -36.27%
   2007                           3,036,214     0.99 to 2.30     3,378,957       0.00%        0.00% to 0.50%      25.18% to 25.81%
   2006                           3,077,914     0.79 to 1.83     2,704,287       0.00%        0.00% to 0.50%       4.52% to 5.04%
   2005                           3,114,714     0.75 to 1.75     2,574,981       0.00%        0.00% to 0.50%      10.68% to 11.23%
Ivy Funds VIP International
   Value
   2009                           1,987,482     1.06 to 2.81     2,259,146       2.59%        0.00% to 0.50%      40.58% to 36.97%
   2008                           1,972,762     0.78 to 2.06     1,961,465       0.51%        0.00% to 0.50%       -42.55% to .00%
   2007                           2,123,895     1.00 to 3.59     4,079,177       1.84%        0.00% to 0.50%        .00% to 9.88%
   2006                           1,535,453     1.22 to 3.28     2,095,384       2.40%        0.00% to 0.50%      22.22% to 29.29%
   2005                             109,926     1.00 to 2.54       264,530       1.96%        0.00% to 0.50%       .00% to 10.89%
Ivy Funds VIP Small Cap Growth
   2009                             109,529     0.84 to 1.84       186,968       0.41%        0.00% to 0.50%      34.05% to 34.72%
   2008                             108,182     0.62 to 1.37       140,037       0.00%        0.00% to 0.50%     -39.48% to -39.18%
   2007                             131,380     1.02 to 2.27       284,349       0.00%        0.00% to 0.50%       .00% to 13.23%
   2006                             131,020     1.62 to 2.01       254,060       0.00%        0.25% to 0.50%       4.53% to 4.79%
   2005                             123,687     1.55 to 1.92       231,871       0.00%        0.25% to 0.50%      12.32% to 12.60%
Ivy Funds VIP Value
   2009                             107,998     0.81 to 1.99       180,504       2.01%        0.00% to 0.50%      26.01% to 26.64%
   2008                             109,277     0.64 to 1.58       147,410       0.28%        0.00% to 0.50%       -34.15% to .00%
   2007                             102,995     0.96 to 2.39       206,715       0.79%        0.00% to 0.50%       -3.52% to 1.64%
   2006                             138,803     1.54 to 2.36       259,640       1.78%        0.00% to 0.50%      16.30% to 16.59%
   2005                             143,240     1.00 to 2.03       226,058       1.44%        0.00% to 0.50%        .00% to 4.16%
Ivy Funds VIP Micro-Cap Growth
   2009                              66,404     0.73 to 1.84       112,616       0.00%        0.00% to 0.50%      40.58% to 41.29%
   2008                              64,927     0.52 to 1.31        78,145       0.00%        0.00% to 0.50%     -48.30% to -48.03%
   2007                              60,789     1.00 to 2.52       141,229       0.00%        0.00% to 0.50%       -.22% to 6.22%
   2006                              57,626     2.22 to 2.37       129,986       0.00%        0.25% to 0.50%      11.71% to 11.98%
   2005                              49,572     1.99 to 2.12        99,611       0.00%        0.25% to 0.50%      20.27% to 20.57%
Ivy Funds VIP Small Cap Value
   2009                              60,108     0.93 to 2.05       112,253       0.00%        0.00% to 0.50%      28.50% to 29.15%
   2008                              53,598     0.72 to 1.59        77,200       0.11%        0.00% to 0.50%       -26.50% to .00%
   2007                             124,946     0.97 to 2.16       255,334       0.01%        0.00% to 0.50%       -4.61% to .00%
   2006                             119,523     2.07 to 2.25       259,246       5.55%        0.25% to 0.50%      16.26% to 16.55%
   2005                             118,241     1.78 to 1.93       220,305       0.00%        0.25% to 0.50%       3.63% to 3.89%
Ivy Funds VIP Core Equity
   2009                              58,662     0.84 to 1.07        58,363       1.12%        0.00% to 0.50%      23.40% to 24.02%
   2008                              73,193     0.68 to 1.00        58,984       0.19%        0.00% to 0.50%       -35.10% to .00%
   2007                              69,575     1.00 to 1.34        86,473       0.70%        0.00% to 0.50%       .00% to 13.74%
   2006                              56,495     1.07 to 1.18        62,505       0.99%        0.25% to 0.50%      16.40% to 16.70%
   2005                              30,126     0.92 to 1.01        29,344       0.39%        0.00% to 0.50%        .00% to 8.73%
Ivy Funds VIP Science &
   Technology
   2009                           1,883,600     1.04 to 1.05     1,981,444       0.00%        0.00% to 0.25%      43.48% to 43.84%
   2008                           1,304,373     0.73 to 0.73       953,926       0.00%        0.00% to 0.25%     -34.06% to -33.89%
   2007  (e)                        605,914     1.10 to 1.11       670,272       0.00%        0.00% to 0.25%      10.46% to 10.62%
Van Eck Global Hard Assets
   2009                           2,642,874     1.00 to 1.01     2,668,174       0.21%        0.00% to 0.25%      57.14% to 57.54%
   2008                           1,871,956     0.64 to 0.64     1,199,562       0.25%        0.00% to 0.25%     -46.26% to -46.12%
   2007  (e)                      1,221,726     1.19 to 1.19     1,452,936       0.00%        0.00% to 0.25%      18.80% to 18.98%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses , such as mortality and expense charges and adminstrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges and adminstrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than onr year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns may not be within the ranges presented depending on the timing of when new products, if any, become available during the year.

(a)  Period from April 24, 2009 (commencement of operations) to December 31,
     2009.

(b) Period from October 18, 2005 (commencement of operations) to December 31, 2005.

(d)  Period from October 2, 2006 (commencement of operations) to December 31,
     2006.

(e)  Period from May 21, 2007 (commencement of operations) to December 31, 2007.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2009, 2008 AND 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

As discussed in note 4 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investment securities due to the adoption of Financial Accounting Standards Board (FASB) Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," (included in FASB ASC Topic 320, "Investments-Debt and Equity Securities"), as of January 1, 2009.

/s/ KPMG

March 8, 2010

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008
                                 (In thousands)

                                                                                         2009           2008
                                                                                     -----------    -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $7,886,327 and $6,476,721)   $ 7,965,268    $ 5,848,958
   Equity securities, at fair value (cost $242,238 and $348,897)                         283,105        350,561
   Mortgage loans, net                                                                 1,263,581      1,250,198
   Finance receivables, net                                                              190,925        185,317
   Policy loans                                                                          340,362        334,986
   Alternative investments (cost $445,213 and $436,365)                                  470,424        475,016
   Fixed maturity securities on loan, at fair value
      (amortized cost $58,530 and $194,767)                                               58,891        216,753
   Equity securities on loan, at fair value (cost $15,563 and $35,039)                    19,362         36,950
   Derivative instruments                                                                 47,469         57,413
   Other invested assets                                                                  54,816         27,045
                                                                                     -----------    -----------
      Total investments                                                               10,694,203      8,783,197
   Cash and cash equivalents                                                             325,482        576,899
   Securities held as collateral                                                          40,170        214,604
   Deferred policy acquisition costs                                                     892,801      1,025,970
   Accrued investment income                                                              97,172         87,187
   Premiums and fees receivable                                                          169,966        182,769
   Property and equipment, net                                                            79,013         85,608
   Income tax recoverable:
      Current                                                                              5,472         73,289
      Deferred                                                                                --        157,570
   Reinsurance recoverables                                                              865,206        849,609
   Goodwill and intangible assets, net                                                    44,916         38,552
   Other assets                                                                           75,685         60,471
   Separate account assets                                                            11,447,608      9,239,747
                                                                                     -----------    -----------
      Total assets                                                                   $24,737,694    $21,375,472
                                                                                     ===========    ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy and contract account balances                                              $ 6,108,503    $ 5,405,450
   Future policy and contract benefits                                                 2,606,628      2,543,458
   Pending policy and contract claims                                                    313,027        290,344
   Other policyholder funds                                                              734,756        719,001
   Policyholder dividends payable                                                         41,481         44,363
   Unearned premiums and fees                                                            239,918        282,016
   Pension and other postretirement benefits                                             146,985        215,236
   Income tax liability:
      Deferred                                                                            69,931             --
   Other liabilities                                                                     428,774        422,944
   Notes payable                                                                         125,000        125,000
   Securities lending collateral                                                          80,750        271,667
   Separate account liabilities                                                       11,447,608      9,239,747
                                                                                     -----------    -----------
      Total liabilities                                                               22,343,361     19,559,226
                                                                                     -----------    -----------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                               5,000          5,000
   Additional paid in capital                                                            179,522        179,522
   Accumulated other comprehensive income (loss)                                         (34,306)      (420,447)
   Retained earnings                                                                   2,244,117      2,052,171
                                                                                     -----------    -----------
      Total stockholder's equity                                                       2,394,333      1,816,246
                                                                                     -----------    -----------
         Total liabilities and stockholder's equity                                  $24,737,694    $21,375,472
                                                                                     ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (In thousands)

                                                                         2009          2008          2007
                                                                      ----------    ----------    ----------
Revenues:
   Premiums                                                           $1,681,089    $1,862,276    $1,467,991
   Policy and contract fees                                              510,440       503,990       486,956
   Net investment income                                                 543,115       529,216       522,370
   Net realized investment gains (losses)
      Other-than-temporary-impairments on fixed maturity securities      (87,795)     (212,751)      (37,500)
      Other-than-temporary-impairments on fixed maturity securities
         transferred to other comprehensive income (loss)                 42,987            --            --
      Other net realized investment gains (losses)                        74,825      (271,120)       85,755
                                                                      ----------    ----------    ----------
         Total net realized investment gains (losses)                     30,017      (483,871)       48,255
   Finance charge income                                                  53,777        53,286        49,755
   Commission income                                                      78,400        73,623        69,602
   Other income                                                           28,744        27,759        18,938
                                                                      ----------    ----------    ----------
            Total revenues                                             2,925,582     2,566,279     2,663,867
                                                                      ----------    ----------    ----------
Benefits and expenses:
   Policyholder benefits                                               1,725,209     1,853,322     1,441,876
   Interest credited to policies and contracts                           324,514       289,189       279,325
   General operating expenses                                            497,204       482,556       464,573
   Commissions                                                           183,753       176,009       158,927
   Administrative and sponsorship fees                                    58,407        64,400        62,043
   Dividends to policyholders                                             10,898        10,891        10,412
   Interest on notes payable                                              10,236        10,419        10,301
   Amortization of deferred policy acquisition costs                     197,505       237,581       176,183
   Capitalization of policy acquisition costs                           (245,976)     (218,047)     (216,730)
                                                                      ----------    ----------    ----------
            Total benefits and expenses                                2,761,750     2,906,320     2,386,910
                                                                      ----------    ----------    ----------
               Income (loss) from operations before taxes                163,832      (340,041)      276,957
   Income tax expense (benefit):
      Current                                                             28,736       (71,898)       70,600
      Deferred                                                            22,833       (19,638)       10,544
                                                                      ----------    ----------    ----------
               Total income tax expense (benefit)                         51,569       (91,536)       81,144
                                                                      ----------    ----------    ----------
                  Net income (loss)                                   $  112,263    $ (248,505)   $  195,813
                                                                      ==========    ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (In thousands)

                                                                               ACCUMULATED
                                                                 ADDITIONAL      OTHER                          TOTAL
                                                     COMMON        PAID IN    COMPREHENSIVE    RETAINED     STOCKHOLDER'S
                                                      STOCK        CAPITAL    INCOME (LOSS)    EARNINGS         EQUITY
                                                    ---------    ----------   -------------   ----------    -------------
2007:
   Balance, beginning of year                       $   5,000     $ 81,632      $ 158,231     $2,201,185     $2,446,048
      Comprehensive income:
         Net income                                        --           --             --        195,813        195,813
         Other comprehensive loss                          --           --        (19,076)            --        (19,076)
                                                                                                             ----------
            Total comprehensive income                                                                          176,737
      Changes in accounting principle                      --           --        (22,582)        (4,645)       (27,227)
      Dividends to stockholder                             --           --             --        (15,900)       (15,900)
      Contributions to additional paid in capital          --       14,000             --             --         14,000
                                                    ---------     --------      ---------     ----------     ----------
   Balance, end of year                             $   5,000     $ 95,632      $ 116,573     $2,376,453     $2,593,658
                                                    =========     ========      =========     ==========     ==========

2008:
   Balance, beginning of year                       $   5,000     $ 95,632      $ 116,573     $2,376,453     $2,593,658
      Comprehensive loss:
         Net loss                                          --           --             --       (248,505)      (248,505)
         Other comprehensive loss                          --           --       (537,109)            --       (537,109)
                                                                                                             ----------
            Total comprehensive loss                                                                           (785,614)
      Changes in accounting principle                      --           --             89         (1,277)        (1,188)
      Dividends to stockholder                             --           --             --        (74,500)       (74,500)
      Contributions to additional paid in capital          --       83,890             --             --         83,890
                                                    ---------     --------      ---------     ----------     ----------
   Balance, end of year                             $   5,000     $179,522      $(420,447)    $2,052,171     $1,816,246
                                                    =========     ========      =========     ==========     ==========

2009:
   Balance, beginning of year                       $   5,000     $179,522      $(420,447)    $2,052,171     $1,816,246
      Comprehensive income:
         Net income                                        --           --             --        112,263        112,263
         Other comprehensive income                        --           --        442,924             --        442,924
                                                                                                             ----------
            Total comprehensive income                                                                          555,187
      Changes in accounting principle                      --           --        (56,783)        87,683         30,900
      Dividends to stockholder                             --           --             --         (8,000)        (8,000)
                                                    ---------     --------      ---------     ----------     ----------
   Balance, end of year                             $   5,000     $179,522      $ (34,306)    $2,244,117     $2,394,333
                                                    =========     ========      =========     ==========     ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (In thousands)

                                                                 2009           2008           2007
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                            $   112,263    $  (248,505)   $   195,813
Adjustments to reconcile net income (loss) to net cash
   provided by (used for) operating activities:
   Interest credited to annuity and insurance contracts          281,163        258,007        247,577
   Fees deducted from policy and contract balances              (364,474)      (338,399)      (425,291)
   Change in future policy benefits                               88,865        295,464         22,616
   Change in other policyholder liabilities, net                  14,198         13,718         45,024
   Amortization of deferred policy acquisition costs             197,505        237,581        176,183
   Capitalization of policy acquisition costs                   (245,976)      (218,047)      (216,730)
   Change in premiums and fees receivable                         12,803        (10,990)       (17,239)
   Deferred tax provision                                         22,833        (19,638)        10,447
   Change in income tax assets / liabilities - current            67,817        (91,547)        (5,073)
   Net realized investment losses (gains)                        (30,017)       483,871        (48,255)
   Change in reinsurance recoverables                            (15,597)       (29,498)       (32,104)
   Other, net                                                      6,147        (12,060)        (9,348)
                                                             -----------    -----------    -----------
      Net cash provided by (used for) operating activities       147,530        319,957        (56,380)
                                                             -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                   1,624,832      1,530,573        945,590
   Equity securities                                             329,379        379,806        604,148
   Alternative investments                                        19,365         26,065         72,265
   Derivative instruments                                        139,037        120,445          1,438
   Other invested assets                                             668            901            552
Proceeds from maturities and repayments of:
   Fixed maturity securities                                     737,631        570,415        774,909
   Mortgage loans                                                 96,375        109,559         76,606
Purchases and originations of:
   Fixed maturity securities                                  (3,554,931)    (2,434,610)    (1,811,777)
   Equity securities                                            (156,242)      (265,118)      (438,236)
   Mortgage loans                                               (109,810)      (112,527)      (189,938)
   Alternative investments                                       (43,612)      (110,756)       (93,322)
   Derivative instruments                                       (172,338)      (127,450)        (1,908)
   Other invested assets                                            (862)           (79)        (1,206)
Finance receivable originations or purchases                    (131,521)      (131,565)      (138,901)
Finance receivable principal payments                            115,880        116,363        116,286
Securities in transit                                            (16,582)        38,598          3,041
Other, net                                                       (44,455)       (40,981)       (62,202)
                                                             -----------    -----------    -----------
      Net cash used for investing activities                  (1,167,186)      (330,361)      (142,655)
                                                             -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts           2,742,147      2,551,249      2,342,490
Withdrawals from annuity and insurance contracts              (1,977,430)    (2,171,046)    (2,116,797)
Change in amounts drawn in excess of cash balances                10,296         (1,834)        55,452
Contributed capital                                                   --         11,307         14,000
Dividends paid to stockholder                                     (8,000)       (74,500)       (10,500)
Other, net                                                         1,226          6,206         15,236
                                                             -----------    -----------    -----------
      Net cash provided by financing activities                  768,239        321,382        299,881
                                                             -----------    -----------    -----------
Net increase (decrease) in cash and cash equivalents            (251,417)       310,978        100,846
Cash and cash equivalents, beginning of year                     576,899        265,921        165,075
                                                             -----------    -----------    -----------
Cash and cash equivalents, end of year                       $   325,482    $   576,899    $   265,921
                                                             ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Securian Life Insurance Company (Securian Life), and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

IN THOUSANDS                                 2009         2008          2007
------------                              ----------   ----------    ----------
Individual Financial Security             $  500,785   $  427,726    $  465,296
Financial Institution Group                  301,743      294,932       295,030
Group Insurance                            1,513,190    1,424,342     1,327,203
Retirement                                   460,047      447,154       331,408
                                          ----------   ----------    ----------
   Total strategic business units          2,775,765    2,594,154     2,418,937
Subsidiaries and corporate product line      149,817      (27,875)      244,930
                                          ----------   ----------    ----------
      Total                               $2,925,582   $2,566,279    $2,663,867
                                          ==========   ==========    ==========

     The Company serves nearly nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     The Company sold its wholly-owned subsidiary, Northstar Life Insurance Company (Northstar), a New York domiciled life insurance company, to an unaffiliated insurance company on July 1, 2007. Prior to the sale transaction, a majority of the Northstar policies and contracts were transferred to Securian Life via an assumption reinsurance transaction effective June 30, 2007. The remaining policies and contracts within Northstar after the sale were 100% reinsured to Securian Life via a coinsurance agreement with an effective date of July, 1 2007. Northstar had total revenues of $3,605,000 included in the consolidated statements of operations for the year ended December 31, 2007. The sale of Northstar did not have a material impact on the consolidated results of operations or financial position of the Company.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

     COMMISSION INCOME

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

     Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

     ADMINISTRATIVE AND SPONSORSHIP FEES

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

     Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund (ETF) investments in select asset classes that are sub-advised are carried at fair value, which generally are quoted market prices of the funds' net asset value (NAV). The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2009 and 2008, the Company had $10,000,000 of non-marketable equity securities.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

     Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

     Fair values of fixed maturity and marketable equity securities are based on quoted market prices obtained from third party pricing services when available.

     For fixed maturity securities where quoted market prices are not available, generally private placement securities, securities that do not trade regularly, and embedded derivatives included in such securities, an internally developed pricing model using a commercial software application is most often used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security.

     As of December 31, 2009, 87.7% of fixed maturity fair values were obtained from third party pricing services and 12.3% from the internal methods described above. As of December 31, 2008, 85.3% of fixed maturity fair values were obtained from quoted market prices, 14.0% from the internal methods described above and 0.7% from other sources, primarily broker bids. Due to extreme volatility in the fixed maturity markets beginning in late 2007 and throughout 2008 and 2009, the Company performed additional procedures to ensure fair values obtained as of December 31, 2009 and 2008 were appropriate. The additional procedures were primarily performed on fixed maturities where the fair value obtained was less than 90% of par value which supplemented the Company's routine review of the securities valued between 90% and par. For these securities, the additional procedures performed included: review of price history and ratings, comparison of original projected returns to actual returns, analysis of underlying collateral, and documentation supporting the valuation used.

     Real estate, included in other invested assets on the consolidated balance sheets, is carried at cost less accumulated depreciation.

     For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

     For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $19,593,000 and $19,792,000 at December 31, 2009 and 2008, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2009 and 2008 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2009 and 2008 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

     Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product hedging, in policyholder benefits on the consolidated statements of operations. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties. Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, all over-the-counter derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Counterparty credit risk of the derivative instruments are monitored closely by the Company along with concentration of similar counterparty credit risks in other assets of the investment portfolio.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations. The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded options, in its efforts to minimize the financial risk associated with these product guarantees.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses).

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

     Prior to 2009, the Company recognized in earnings an other-than-temporary impairment (OTTI) for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also prior to 2009, the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     In 2009, the Financial Accounting Standards Board (FASB) issued new guidance on the recognition and presentation of other-than-temporary impairments. This new guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings. The application of this pronouncement was effective January 1, 2009 and the Company adopted the guidance on a prospective basis as required.

     For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

     For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

     The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

     For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100,000 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

     Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations.

     All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2009 or 2008.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized investment gains (losses) on the consolidated statements of operations.

     SECURITIES LENDING

     The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent. When these loan transactions occur, the lending broker provides cash equivalent collateral equal to 102% to 105% of the fair value of the loaned securities.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $199,000, $1,285,000, and $1,335,000 for the years ended December 31, 2009,
     2008, and 2007, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2009 and 2008 were $78,253,000 and $253,703,000, respectively. As of December 31, 2009 and 2008, the fair value of the collateral associated with securities lending was $80,750,000 and $214,604,000, respectively.

     As a result of deteriorating collateral asset quality the Company recognized other-than-temporary impairments of $0, $47,019,000 and $10,044,000 for the years ended December 31, 2009, 2008 and 2007, respectively, on defaulted or distressed fixed income securities contained within its securities lending portfolio. These impairments are included in net realized investment gains (losses) on the consolidated statements of operations. As of December 31, 2009, the Company recognized unrealized gains of $12,016,000 due to the recovery in fair value of certain securities lending collateral assets that were previously impaired in 2008 and 2007. The Company also recorded net realized investment gains of $4,276,000 in 2009 due to the subsequent sale of securities lending collateral assets that were previously impaired in 2008 and 2007.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2009 and 2008, the fair value of these investments included within equity securities on the consolidated balance sheets was $25,769,000 and $21,041,000, respectively.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2009 and 2008. Factors regarding economic outlook, as reviewed by a third-party, and management's current view of the capital markets along with a historical analysis of long-term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

     As a result of the overall poor market performance in 2008, the Company determined that the anchor date used in the mean reversion process should be reset to December 31, 2008 to better reflect current market conditions and the Company's best estimate of DAC. Resetting the anchor date resulted in an additional net loss of $15,280,000 in 2008.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations.

     DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 20. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through accumulated other comprehensive income (loss) on the consolidated balance sheets.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                                 2009     2008
------------                               -------   ------
Balance at beginning of year               $ 9,726   $2,952
Capitalization                               3,467    4,950
Amortization and interest                     (715)     201
Adjustment for unrealized gains (losses)    (2,186)   1,623
                                           -------   ------
Balance at end of year                     $10,292   $9,726
                                           =======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     SOFTWARE

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $36,612,000 and $37,896,000 as of December 31, 2009 and 2008, respectively, and amortized software expense of $14,167,000, $13,714,000 and $12,710,000 for the years ended December 31, 2009, 2008 and 2007, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $118,940,000 and $114,081,000 at December 31, 2009 and 2008,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2009, 2008 and 2007, was $11,715,000, $12,136,000,
     and $11,787,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2009, the Company has assumed an average rate of investment yields ranging from 4.65% to 5.24%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 20. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2009 and 2008, the total participating business in force was $1,918,937,000 and $1,719,000,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% and 0.3% at December 31, 2009 and 2008, respectively.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     RECLASSIFICATION

     Certain 2008 and 2007 financial statement balances have been reclassified to conform to the 2009 presentation.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT AND CASH FLOW ASSUMPTION RISK:

     Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

     Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2009, approximately 90.6% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

     As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency denominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     MORTALITY RISK:

     Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In September 2009, the FASB issued Accounting Standards Update 12 (ASU 2009-12), Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), which provides guidance on measuring the fair value of investments in certain entities that calculate net asset value per share, how investments within its scope would be classified in the fair value hierarchy and enhances disclosure requirements about the nature and risks of investments measured at fair value on a recurring and non-recurring basis for periods ending after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-12.

     In August 2009, the FASB issued Accounting Standards Update 5 (ASU 2009-5), Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value, which provides clarification for measuring the fair value in circumstances in which a quoted price in an active market for the identical liability is not available for periods beginning January 1, 2010. The Company is currently evaluating the impact to its consolidated results of operations and financial position due to the adoption of ASU 2009-5.

     In June 2009, the FASB issued FASB Accounting Standards Codification (Codification) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental agencies. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for periods ending after September 15, 2009. Since it did not modify GAAP, Codification did not have a material impact on the consolidated results of operations or financial position of the Company.

     In June 2009, the FASB issued guidance relating to special purpose entities changing the determination of the primary beneficiary of a variable interest entity (VIE) from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the Company's involvement with VIEs on its financial statements for periods beginning after November 15, 2009. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

     In June 2009, the FASB issued guidance relating to the accounting for transfers of financial assets. This guidance eliminates the concept of a qualifying special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interest. The guidance also requires additional disclosures about a transferor's financial assets that have been accounted for as sales, the risks inherent in the transferred financial assets that have been retained, and the nature and financial effect of restrictions on the transferor's assets that continue to be reported on the consolidated balance sheets for periods beginning after November 15, 2009. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

     In May 2009, the FASB issued guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or available to be issued. It also requires disclosure of the date through which management has evaluated subsequent events and the basis for that date. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 24.

     In April 2009, the FASB issued new guidance on the recognition and presentation of other-than-temporary impairments (OTTI Guidance) as discussed in note 2. This OTTI Guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, was an increase to retained earnings of $87,683,000 and a decrease to accumulated other comprehensive income (AOCI) of $56,783,000. This cumulative effect adjustment to retained earnings was comprised of an increase to the amortized cost basis of fixed maturity securities of $89,593,000, net of policyholder related amounts of $2,388,000 and net of deferred income tax benefits of $478,000. The difference between the impact of the cumulative effect adjustment to retained earnings and AOCI of $30,900,000 is almost entirely due to a decrease in the tax valuation allowance as a result of the reclassification of non-credit losses to AOCI. The enhanced financial statement presentation of the total OTTI loss and the offset for the portion of noncredit OTTI loss transferred to, and recognized in, other comprehensive income (loss) is presented on the consolidated statements of operations.

     In January 2009, the FASB issued guidance which removed the exclusive reliance on market participant estimates of future cash flows and allows management to apply reasonable judgment in assessing whether an OTTI has occurred. The Company adopted the provisions of this new guidance on a prospective basis effective October 1, 2008.

     In April 2009, the FASB issued guidance on estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and identifying transactions that are not orderly. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

     In December 2008, the FASB issued guidance requiring employers to make additional disclosures about plan assets for defined benefit and other postretirement benefit plans for periods ending after December 15, 2009. The Company has provided all of the material required disclosures in note 11.

     In April 2008, the FASB issued guidance addressing renewal and extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years beginning after December 15, 2008 and is applicable for intangible assets acquired after the effective date. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

     In March 2008, the FASB issued guidance effective for fiscal years beginning after November 15, 2008, enhancing required disclosures that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedging items affect a company's financial position, financial performance and cash flows. The Company has provided all of the material required disclosures in note 7.

     In December 2007, FASB issued guidance establishing accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

     In December 2007, the FASB issued and subsequently modified in April 2009, guidance relating to business combinations. This new guidance improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

     In February 2007, the FASB issued guidance permitting entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The application of this new guidance is required for fiscal years beginning after November 15, 2007. The adoption did not impact the Company's consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. The Company will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provision outlined within the guidance.

     In September 2006, the FASB issued guidance that requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability on its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income (loss). In addition, this new guidance requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan was required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements was required for fiscal years ending after December 15, 2008. The Company adopted the requirement to recognize the funded status of its benefit plans as of December 31, 2007, which resulted in a $22,562,000 decrease to accumulated other comprehensive income (loss), net of taxes. The Company adopted the requirement to measure the funded status as of the date of its year-end financial statements on December 31, 2008, which resulted in a $1,277,000 decrease to retained earnings, net of taxes, and a $89,000 increase to accumulated other comprehensive income (loss), net of taxes.

     In September 2006, the FASB issued guidance which establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of this new guidance was initially required for fiscal years beginning after November 15, 2007. During February 2008, the FASB issued guidance which delayed the effective date until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. During October 2008, the FASB issued additional guidance effective upon issuance which clarified the application of the fair value guidance in an inactive market, including: how internal assumptions should be considered when measuring fair value, how observable market information that is not active should be considered and how the use of market quotes should be used when assessing observable and unobservable data. There was no material impact to the Company's financial statements, other than disclosures, as a result of the adoption of this new guidance.

     In June 2006, the FASB issued guidance which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This new guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Additional guidance is provided on derecognition, classification, interest and penalties, disclosure and transition. The application of this new guidance was required for fiscal years beginning after December 15, 2006. The Company adopted the new guidance effective January 1, 2007, which resulted in a cumulative effect adjustment to increase retained earnings $1,681,000, net of taxes.

     In September 2005, guidance was issued by the AcSEC of the AICPA on accounting for DAC on internal replacements and certain investment contracts. This guidance was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this new guidance effective January 1, 2007, which resulted in a cumulative effect adjustment to decrease retained earnings $6,326,000, net of taxes, and decrease accumulated other comprehensive income $20,000, net of taxes.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2009 and 2008. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance for its financial assets and financial liabilities that are measured at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

     Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith of the government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Prices or valuations that require significant unobservable inputs. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Refer to note 2 for additional information on techniques used to measure fair value and any changes in those techniques during 2009.

     The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                            DECEMBER 31, 2009
                                                            -------------------------------------------------
IN THOUSANDS                                                  LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
------------                                                -----------   ----------   --------   -----------
Fixed maturity securities, available-for-sale:
   U.S. government securities                               $   131,127   $       --   $     --   $   131,127
   Agencies not backed by the full faith and credit of
      the U.S. government                                            --       46,382         --        46,382
   Foreign government securities                                     --       23,683         --        23,683
   Corporate securities                                              --    3,794,977    922,579     4,717,556
   Asset-backed securities                                           --      184,946     33,661       218,607
   Commercial mortgage-backed securities                             --      844,537         89       844,626
   Residential mortgage-backed securities                            --    1,978,612      4,675     1,983,287
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities, available-for-sale       131,127    6,873,137    961,004     7,965,268
Equity securities, available-for-sale                           273,096           --          9       273,105
Fixed maturity securities on loan:
   U.S. government securities                                    38,691           --         --        38,691
   Foreign government securities                                     --          690         --           690
   Corporate securities                                              --       19,510         --        19,510
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities on loan                    38,691       20,200         --        58,891
Equity securities on loan                                        19,362           --         --        19,362
Derivative instruments                                                6       47,463         --        47,469
                                                            -----------   ----------   --------   -----------
         Total investments                                      462,282    6,940,800    961,013     8,364,095
Cash equivalents                                                273,221        9,493         --       282,714
Securities held as collateral                                     6,876       33,294         --        40,170
Separate account assets (1)                                  11,030,739      416,869         --    11,447,608
                                                            -----------   ----------   --------   -----------
         Total financial assets                             $11,773,118   $7,400,456   $961,013   $20,134,587
                                                            ===========   ==========   ========   ===========
Policy and contract account balances (2)                    $        --   $       --   $ 12,579   $    12,579
Future policy and contract benefits (2)                              --           --     30,999        30,999
Derivative instruments                                               --          673         --           673
Securities lending collateral                                     6,876       73,874         --        80,750
                                                            -----------   ----------   --------   -----------
         Total financial liabilities                        $     6,876   $   74,547   $ 43,578   $   125,001
                                                            ===========   ==========   ========   ===========

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

                                                                    DECEMBER 31, 2008
                                                    ------------------------------------------------
IN THOUSANDS                                          LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
------------                                        ----------   ----------   --------   -----------
Fixed maturity securities, available-for-sale
   U.S. government securities                       $   34,592   $    9,767   $     --   $    44,359
   Agencies not backed by the full faith and
      credit of the U.S. government                         --       34,632      2,797        37,429
   Foreign government securities                            --        4,659         --         4,659
   Corporate securities                                     --    2,403,473    843,528     3,247,001
   Asset-backed securities                                  --      183,003     26,851       209,854
   Commercial mortgage-backed securities                    --      754,176     12,623       766,799
   Residential mortgage-backed securities                   --    1,522,474     16,383     1,538,857
                                                    ----------   ----------   --------   -----------
      Total fixed maturity securities, available-
         for-sale                                       34,592    4,912,184    902,182     5,848,958
Equity securities, available-for-sale                  340,235           --        326       340,561
Fixed maturity securities on loan:
   U.S. government securities                          109,172        3,500         --       112,672
   Agencies not backed by the full faith and
      credit of the U.S. government                         --       37,117         --        37,117
   Corporate securities                                     --       13,942         --        13,942
   Residential mortgage-backed securities                   --       53,022         --        53,022
                                                    ----------   ----------   --------   -----------
      Total fixed maturity securities on loan          109,172      107,581         --       216,753
Equity securities on loan                               36,950           --         --        36,950
Derivative instruments                                       9       57,404         --        57,413
                                                    ----------   ----------   --------   -----------
      Total investments                                520,958    5,077,169    902,508     6,500,635
Cash equivalents                                       463,326       33,425         --       496,751
Securities held as collateral                           13,528      201,076         --       214,604
Separate account assets (1)                          8,977,964      259,683      2,100     9,239,747
                                                    ----------   ----------   --------   -----------
      Total financial assets                        $9,975,776   $5,571,353   $904,608   $16,451,737
                                                    ==========   ==========   ========   ===========
Policy and contract account balances (2)            $       --   $       --   $  2,398   $     2,398
Future policy and contract benefits (2)                     --           --    107,175       107,175
Securities lending collateral                           13,528      258,139         --       271,667
                                                    ----------   ----------   --------   -----------
      Total financial liabilities                   $   13,528   $  258,139   $109,573   $   381,240
                                                    ==========   ==========   ========   ===========

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

     The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                   TOTAL REALIZED AND
                                                UNREALIZED GAINS (LOSSES)
                                                      INCLUDED IN:
                                               --------------------------
                                                                             PURCHASES,        NET
                                  BALANCE AT                    OTHER         SALES AND     TRANSFERS
                                   BEGINNING       NET      COMPREHENSIVE   SETTLEMENTS,   IN (OUT) OF    BALANCE AT
IN THOUSANDS                        OF YEAR    INCOME (1)      INCOME            NET         LEVEL 3     END OF YEAR
------------                      ----------   ----------   -------------   ------------   -----------   -----------
Agencies not backed by the
   full faith and credit of the
   U.S. government                 $  2,797     $    --       $     --        $     --      $ (2,797)     $     --
Corporate securities                843,528      (6,000)       118,005         (19,135)      (13,819)      922,579
Asset-backed securities              26,851          --           (450)         23,682       (16,422)       33,661
Commercial mortgage-backed
   securities                        12,623          --             15             (32)      (12,517)           89
Residential mortgage-backed
   securities                        16,383      (1,227)         2,220         (12,176)         (525)        4,675
                                   --------     -------       --------        --------      --------      --------
      Total fixed maturities,
         available-for-sale         902,182      (7,227)       119,790          (7,661)      (46,080)      961,004
Equity securities, available-
   for-sale                             326          --            213            (415)         (115)            9
Separate account assets (2)           2,100      (1,200)            --            (900)           --            --
                                   --------     -------       --------        --------      --------      --------
      Total financial assets       $904,608     $(8,427)      $120,003        $ (8,976)     $(46,195)     $961,013
                                   ========     =======       ========        ========      ========      ========

(1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net income.

     The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2008:

                                                   TOTAL REALIZED AND
                                                UNREALIZED GAINS (LOSSES)
                                                      INCLUDED IN:
                                               --------------------------
                                                                             PURCHASES,        NET
                                  BALANCE AT                    OTHER         SALES AND     TRANSFERS
                                   BEGINNING       NET      COMPREHENSIVE   SETTLEMENTS,   IN (OUT) OF    BALANCE AT
IN THOUSANDS                        OF YEAR     LOSS (1)        LOSS             NET         LEVEL 3     END OF YEAR
------------                      ----------    --------    -------------   ------------   -----------   -----------
Agencies not backed by the
   full faith and credit of the
   U.S. government                $    3,979    $     --      $  (1,182)      $     --       $    --       $  2,797
Corporate securities               1,001,721      (5,346)      (141,261)       (16,608)        5,022        843,528
Asset-backed securities               15,939      (1,339)        (1,972)        (2,257)       16,480         26,851
Commercial mortgage-backed
   securities                         29,743     (10,979)        (2,607)         2,724        (6,258)        12,623
Residential mortgage-
   backed securities                   8,424      (1,365)        (4,733)        13,405           652         16,383
                                  ----------    --------      ---------       --------       -------       --------
      Total fixed maturities,
         available-for-sale        1,059,806     (19,029)      (151,755)        (2,736)       15,896        902,182
Equity securities, available-
   for-sale                            2,369        (428)            89         (1,819)          115            326
Separate account assets (2)           10,061      (2,516)            --            (52)       (5,393)         2,100
                                  ----------    --------      ---------       --------       -------       --------
         Total financial assets   $1,072,236    $(21,973)     $(151,666)      $ (4,607)      $10,618       $904,608
                                  ==========    ========      =========       ========       =======       ========

(1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net loss.

     There were no changes in unrealized gains (losses) included in net income
     (loss) related to assets held as of December 31, 2009 and 2008.

     The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2009:

                                                     TOTAL REALIZED AND
                                                  UNREALIZED GAINS (LOSSES)
                                                        INCLUDED IN:
                                                 --------------------------
                                                                                  SALES
                                                                                ISSUANCES        NET
                                    BALANCE AT                    OTHER            AND        TRANSFERS
                                     BEGINNING       NET      COMPREHENSIVE   SETTLEMENTS,   IN (OUT) OF    BALANCE AT
IN THOUSANDS                          OF YEAR    INCOME (1)       GAIN             NET         LEVEL 3     END OF YEAR
------------                        ----------   ----------   -------------   ------------   -----------   -----------
Policy and contract account
   balances                          $  2,398     $ 10,181         $--           $    --         $--         $12,579
Future policy and contract
   benefits                           107,175      (75,090)         --            (1,086)         --          30,999
                                     --------     --------         ---           -------         ---         -------
      Total financial liabilities    $109,573     $(64,909)        $--           $(1,086)        $--         $43,578
                                     ========     ========         ===           =======         ===         =======

(1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

     The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2008:

                                                     TOTAL REALIZED AND
                                                  UNREALIZED GAINS (LOSSES)
                                                        INCLUDED IN:
                                                 --------------------------
                                                                                 SALES,
                                                                                ISSUANCES        NET
                                    BALANCE AT                    OTHER            AND        TRANSFERS
                                     BEGINNING       NET      COMPREHENSIVE   SETTLEMENTS,   IN (OUT) OF    BALANCE AT
IN THOUSANDS                          OF YEAR     LOSS (1)        LOSS             NET         LEVEL 3     END OF YEAR
------------                        ----------    --------    -------------   ------------   -----------   -----------
Policy and contract account
   balances                          $ 1,727       $   671         $--           $  --           $--         $  2,398
Future policy and contract
   benefits                           12,986        94,599          --            (410)           --          107,175
                                     -------       -------         ---           -----           ---         --------
      Total financial liabilities    $14,713       $95,270         $--           $(410)          $--         $109,573
                                     =======       =======         ===           =====           ===         ========

(1) The amounts in the column are reported in net realized investment gains (losses) on the consolidated statements of operations for the amounts related to future policy and contract benefits and in policyholder benefits for the amounts related to the policy and contract account balances.

The change in unrealized (gains) losses included in net income (loss) related to liabilities held as of December 31, 2009 was $(60,698,000), of which $(70,908,000) was included in net realized investment gains (losses) and $10,210,000 was included in policyholder benefits on the consolidated statements of operations. The change in unrealized (gains) losses included in net income
(loss) related to liabilities held as of December 31, 2008 was $95,463,000, of which $94,792,000 was included in net realized investment gains (losses) and $671,000 was included in policyholder benefits on the consolidated statements of operations.

The Company did not have any assets or liabilities reported at fair value on a nonrecurring basis.

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. The carrying amounts for finance receivables, policy loans, and alternative investments approximate the assets' fair values.

The interest rates on finance receivables outstanding as of December 31, 2009 and 2008 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2009 and 2008 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                     2009                      2008
                           -----------------------   -----------------------
                            CARRYING       FAIR       CARRYING       FAIR
IN THOUSANDS                 AMOUNT        VALUE       AMOUNT        VALUE
------------               ----------   ----------   ----------   ----------
Mortgage loans, net        $1,263,581   $1,231,777   $1,250,198   $1,181,272
Finance receivables, net      190,925      190,925      185,317      185,317
Policy loans                  340,362      340,362      334,986      334,986
Alternative investments       470,424      470,424      475,016      475,016

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                     2009                      2008
                           -----------------------   -----------------------
                            CARRYING       FAIR       CARRYING       FAIR
IN THOUSANDS                 AMOUNT        VALUE       AMOUNT        VALUE
------------               ----------   ----------   ----------   ----------
Deferred annuities         $2,420,139   $2,532,103   $2,005,003   $1,991,314
Annuity certain contracts      72,789       76,544       56,112       54,981
Other fund deposits         1,560,268    1,558,257    1,403,133    1,419,365
Supplementary contracts
   without life
   contingencies               56,407       56,407       52,524       52,524
Notes payable                 125,000      127,226      125,000      127,179

(6)  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES

     The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. Treasury and agency obligations.

     The carrying value of the Company's fixed maturity portfolio totaled $8,024,159,000 and $6,065,711,000 at December 31, 2009 and 2008,
     respectively. Fixed maturity securities represent 75.0% and 69.1% of total invested assets at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008 publicly traded fixed maturity securities comprised 80.2% and 78.0%, respectively, of the total fixed maturity portfolio.

     The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

     The Company's mortgage-backed securities investment portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers.

     The Company holds commercial mortgage-backed securities (CMBS) that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

     The Company's residential mortgage-backed securities (RMBS) portfolio primarily contains prime residential mortgages with loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,671,586,000 and $1,180,361,000 agency backed RMBS and $311,701,000 and
     $358,496,000 non-agency backed RMBS as of December 31, 2009 and 2008, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2009 was $52,396,000 with unrealized losses totaling $15,369,000.

     The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

     The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $302,467,000 and $387,511,000 as of December 31, 2009 and 2008,
     respectively.

     The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                       GROSS        GROSS
IN THOUSANDS                            AMORTIZED    UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2009                          COST        GAINS        LOSSES     AOCL (1)   FAIR VALUE
-----------------                       ----------   ----------   ----------   --------   ----------
U.S. government securities              $  119,502    $ 12,129     $    504    $     --   $  131,127
Agencies not backed by the full faith
   and credit of the U.S. government        44,957       2,573        1,148          --       46,382
Foreign government securities               22,481       1,507          305          --       23,683
Corporate securities                     4,496,306     246,359       25,833        (724)   4,717,556
Asset-backed securities                    218,992       5,810        4,287       1,908      218,607
CMBS                                       948,939      11,085       68,964      46,434      844,626
RMBS                                     2,035,150      66,246       38,191      79,918    1,983,287
                                        ----------    --------     --------    --------   ----------
      Total fixed maturities             7,886,327     345,709      139,232     127,536    7,965,268
Equity securities - unaffiliated           242,238      43,195        2,328          --      283,105
                                        ----------    --------     --------    --------   ----------
         Total                          $8,128,565    $388,904     $141,560    $127,536   $8,248,373
                                        ==========    ========     ========    ========   ==========

(1) Amounts include unrealized gains and losses on impaired securities subsequent to the impairment measurement date.

The amortized cost, gross unrealized gains and losses and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                       GROSS        GROSS
IN THOUSANDS                             AMORTIZED   UNREALIZED   UNREALIZED
DECEMBER 31, 2008                           COST       GAINS        LOSSES     FAIR VALUE
-----------------                       ----------   ----------   ----------   ----------
U.S. government securities              $   36,673    $  7,819     $    133    $   44,359
Agencies not backed by the full faith
   and credit of the U.S. government        34,250       4,530        1,351        37,429
Foreign government securities                4,196         463           --         4,659
Corporate securities                     3,556,936      35,167      345,102     3,247,001
Asset-backed securities                    243,704       2,131       35,981       209,854
CMBS                                       990,635       2,988      226,824       766,799
RMBS                                     1,610,327      53,574      125,044     1,538,857
                                        ----------    --------     --------    ----------
      Total fixed maturities             6,476,721     106,672      734,435     5,848,958
Equity securities - unaffiliated           348,897      26,175       24,511       350,561
                                        ----------    --------     --------    ----------
         Total                          $6,825,618    $132,847     $758,946    $6,199,519
                                        ==========    ========     ========    ==========

     The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                 GROSS         GROSS
IN THOUSANDS                       AMORTIZED   UNREALIZED   UNREALIZED
DECEMBER 31, 2009                     COST       GAINS        LOSSES     OTTI IN AOCL   FAIR VALUE
-----------------                  ---------   ----------   ----------   ------------   ----------
U.S. government securities          $39,325      $  820       $1,454          $--        $38,691
Foreign government securities           703           8           21           --            690
Corporate securities                 18,502       1,063           55           --         19,510
                                    -------      ------       ------          ---        -------
      Total fixed maturities         58,530       1,891        1,530           --         58,891
Equity securities - unaffiliated     15,563       3,870           71           --         19,362
                                    -------      ------       ------          ---        -------
         Total                      $74,093      $5,761       $1,601          $--        $78,253
                                    =======      ======       ======          ===        =======

     The amortized cost, gross unrealized gains and losses and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                      GROSS         GROSS
IN THOUSANDS                            AMORTIZED   UNREALIZED   UNREALIZED
DECEMBER 31, 2008                          COST       GAINS        LOSSES     FAIR VALUE
-----------------                       ---------   ----------   ----------   ----------
U.S. government securities               $ 94,122     $18,559      $    9      $112,672
Agencies not backed by the full faith
   and credit of the U.S. government       35,841       1,276          --        37,117
Corporate securities                       14,330         372         760        13,942
RMBS                                       50,474       2,568          20        53,022
                                         --------     -------      ------      --------
      Total fixed maturities              194,767      22,775         789       216,753
Equity securities - unaffiliated           35,039       3,038       1,127        36,950
                                         --------     -------      ------      --------
         Total                           $229,806     $25,813      $1,916      $253,703
                                         ========     =======      ======      ========

     The amortized cost and fair value of fixed maturity securities at December 31, 2009, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    AVAILABLE-FOR-SALE
                                            AVAILABLE-FOR-SALE      SECURITIES ON LOAN
                                         -----------------------   -------------------
                                         AMORTIZED       FAIR      AMORTIZED     FAIR
IN THOUSANDS                               COST         VALUE         COST      VALUE
------------                             ----------   ----------   ---------   -------
Due in one year or less                  $  198,111   $  202,638    $   706    $   706
Due after one year through five years     2,056,555    2,166,403      6,203      6,524
Due after five years through ten years    2,124,227    2,234,199     27,754     27,788
Due after ten years                         304,353      315,508     23,867     23,873
                                         ----------   ----------    -------    -------
                                          4,683,246    4,918,748     58,530     58,891
Asset-backed and mortgage-backed
   securities                             3,203,081    3,046,520         --         --
                                         ----------   ----------    -------    -------
      Total                              $7,886,327   $7,965,268    $58,530    $58,891
                                         ==========   ==========    =======    =======

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                               DECEMBER 31, 2009
                                   -----------------------------------------------------------------------------
                                             LESS THAN 12 MONTHS                  12 MONTHS OR GREATER
                                   -------------------------------------   -------------------------------------
                                                             UNREALIZED                              UNREALIZED
                                                AMORTIZED    LOSSES AND                 AMORTIZED    LOSSES AND
IN THOUSANDS                       FAIR VALUE     COST      OTTI IN AOCL   FAIR VALUE      COST     OTTI IN AOCL
------------                       ----------   ---------   ------------   ----------   ---------   ------------
U.S. government securities         $ 33,883      $ 34,387      $   504      $     --     $     --     $     --
Agencies not backed by the full
   faith and credit of the U.S.
   government                        19,506        20,626        1,120           635          663           28
Foreign government securities         7,163         7,468          305            --           --           --
Corporate securities                318,623       323,588        4,965       305,452      325,596       20,144
Asset-backed securities              74,258        76,891        2,633        21,784       25,346        3,562
CMBS                                125,319       137,089       11,770       366,573      470,201      103,628
RMBS                                444,270       475,153       30,883       222,061      309,287       87,226
Equity securities - unaffiliated     11,640        12,299          659        75,036       76,705        1,669

                                                              DECEMBER 31, 2008
                                   -----------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS                    12 MONTHS OR GREATER
                                   --------------------------------------   ------------------------------------
                                                AMORTIZED    UNREALIZED                  AMORTIZED    UNREALIZED
IN THOUSANDS                       FAIR VALUE      COST        LOSSES       FAIR VALUE      COST        LOSSES
------------                       ----------   ----------   ------------   ----------   ---------   -----------
U.S. government securities         $      343   $      476     $    133      $     --     $     --     $     --
Agencies not backed by the full
   faith and credit of the U.S.
   government                           2,797        4,000        1,203           952        1,100          148
Corporate securities                1,810,209    2,019,010      208,801       429,023      565,324      136,301
Asset-backed securities               168,685      199,477       30,792         5,731       10,920        5,189
CMBS                                  533,448      696,486      163,038        90,065      153,851       63,786
RMBS                                  223,403      295,487       72,084        83,058      136,018       52,960
Equity securities - unaffiliated       78,202       96,686       18,484        29,192       35,219        6,027

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                           DECEMBER 31, 2009
                                   -----------------------------------------------------------------
                                          LESS THAN 12 MONTHS              12 MONTHS OR GREATER
                                   --------------------------------   ------------------------------
                                                         UNREALIZED                       UNREALIZED
                                                         LOSSES AND                       LOSSES AND
                                     FAIR    AMORTIZED     OTTI IN     FAIR   AMORTIZED     OTTI IN
IN THOUSANDS                        VALUE       COST        AOCL      VALUE      COST        AOCL
------------                       -------   ---------   ----------   -----   ---------   ----------
U.S. government securities         $32,071    $33,525      $1,454      $ --      $ --        $--
Foreign government securities          497        518          21        --        --         --
Corporate securities                 5,310      5,364          54       424       425          1
Equity securities - unaffiliated     1,249      1,320          71        --        --         --

                                                           DECEMBER 31, 2008
                                   -----------------------------------------------------------------
                                          LESS THAN 12 MONTHS              12 MONTHS OR GREATER
                                   --------------------------------   ------------------------------
                                     FAIR    AMORTIZED   UNREALIZED    FAIR   AMORTIZED   UNREALIZED
IN THOUSANDS                        VALUE       COST       LOSSES      VALUE     COST       LOSSES
------------                       -------   ---------   ----------   ------  ---------   ----------
U.S. government securities          $4,751     $4,760      $    9     $   --    $   --      $ --
Corporate securities                 6,862      7,242         380      2,749     3,129       380
RMBS                                 2,299      2,319          20         --        --        --
Equity securities - unaffiliated     5,520      6,629       1,109        106       124        18

     U.S. government securities by their nature are impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest and did not have an intent to sell these securities at December 31, 2009.

     Agencies not backed by the full faith and credit of the U.S. government are also normally impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are. The Company expects to collect all principal and interest and did not have an intent to sell these securities at December 31, 2009.

     Foreign governments are similar in nature to U.S. government and agency securities in that the primary impact to valuation is due to changes in interest rates. These securities are also impacted by foreign currency rates and the Company attempts to invest only in stable, top tier global markets. The Company expects to collect all principal and interest and did not have an intent to sell these securities at December 31, 2009.

     Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company impairs securities due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads. The Company expects to collect all principal and interest and did not have an intent to sell these securities at December 31, 2009.

     CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

     The Company's RMBS portfolio primarily consists of prime residential mortgages with loans made to customers with strong credit histories. The slowdown in the U.S. housing market has impacted the valuations across the entire asset class. As of December 31, 2009, 84.3% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2009, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 79.8% investment grade (BBB or better) and 69.3% of the unrealized losses were recognized as OTTI noncredit losses. Credit support for the RMBS holdings remains high.

     The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2009, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 94.2% investment grade and 35.7% of the unrealized losses were recognized as OTTI noncredit loss. Based on the results of discounted cash flow analysis, the Company expects to collect all principal and interest and did not have an intent to sell these securities at December 31, 2009.

     Equity securities with unrealized losses at December 31, 2009 primarily represent highly diversified mutual funds that have positive outlooks for near-term future recovery.

     At December 31, 2009 and 2008, fixed maturity securities and cash equivalents with a carrying value of $18,862,000 and $17,609,000, respectively, were on deposit with various regulatory authorities as required by law.

     MORTGAGE LOANS

     The Company underwrites commercial mortgages on general purpose income producing properties including office buildings, retail facilities, apartments/other, industrial and hotel properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,263,581,000 and $1,250,198,000 at December 31, 2009 and 2008, respectively.

     All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

     If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

     Real estate acquired in satisfaction of debt is accounted for at the lower of the property's fair value less expected selling costs or the loan balance. The Company had no foreclosed loans or real estate owned as of December 31, 2009 or 2008.

     Realized losses on mortgage loans are the result of foreclosures, sales of loans and write-down in anticipation of losses. The Company did not recognize any realized capital losses on commercial mortgage loans for the years ended December 31, 2009, 2008 and 2007. The valuation allowance held for mortgage loans was $100,000 and $0 as of December 31, 2009 and 2008. The change in valuation allowance was $100,000 for the year ending December 31, 2009 and $0 for the years ending December 31, 2008 and 2007.

     ALTERNATIVE INVESTMENTS

     Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are attempted to be diversified by type, general partner, vintage year, and geographic location - both domestic and international.

     The Company's composition of alternative investments by type were as follows:

                                       DECEMBER 31, 2009     DECEMBER 31, 2008
                                      -------------------   -------------------
                                      CARRYING   PERCENT    CARRYING   PERCENT
IN THOUSANDS                            VALUE    OF TOTAL    VALUE     OF TOTAL
------------                          --------   --------   --------   --------
Alternative Investments
   Private equity funds               $244,590     52.0%    $247,282     52.1%
   Mezzanine debt funds                156,180     33.2%     160,294     33.7%
   Hedge funds                          69,654     14.8%      67,440     14.2%
                                      --------    -----     --------    -----
      Total alternative investments   $470,424    100.0%    $475,016    100.0%
                                      ========    =====     ========    =====

     NET INVESTMENT INCOME

     Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                   2009        2008        2007
------------                 --------    --------    --------
Fixed maturity securities    $437,786    $406,958    $401,629
Equity securities              12,371      20,886      23,593
Mortgage loans                 77,362      80,917      76,246
Policy loans                   24,515      24,040      22,522
Cash equivalents                1,510       4,921      10,312
Alternative investments         3,930       5,266       2,577
Derivative instruments            (85)       (101)         53
Other invested assets           1,362       3,005       2,459
                             --------    --------    --------
   Gross investment income    558,751     545,892     539,391
Investment expenses           (15,636)    (16,676)    (17,021)
                             --------    --------    --------
   Total                     $543,115    $529,216    $522,370
                             ========    ========    ========

     NET REALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                      2009         2008        2007
------------                    --------    ---------    --------
Fixed maturity securities       $(27,840)   $(290,059)   $(50,010)
Equity securities                 47,486      (93,986)     83,580
Mortgage loans                       (74)          --          --
Alternative investments          (15,267)      (2,070)     32,516
Derivative instruments            21,434      (50,844)     (7,921)
Other invested assets                  2          107         134
Securities held as collateral      4,276      (47,019)    (10,044)
                                --------    ---------    --------
   Total                        $ 30,017    $(483,871)   $ 48,255
                                ========    =========    ========

     Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

IN THOUSANDS                      2009        2008         2007
------------                    --------    --------     --------
Fixed maturity securities,
   available for sale:
   Gross realized gains         $102,423    $ 15,997     $ 22,237
   Gross realized losses         (85,455)    (93,306)     (34,747)
Equity securities:
   Gross realized gains           79,699      49,028      108,727
   Gross realized losses         (27,963)    (66,223)     (17,547)
Alternative investments:
   Gross realized gains            5,085      10,173       38,064
   Gross realized losses             (21)        (70)         (78)

     Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                      2009      2008       2007
------------                    -------   --------   -------
Fixed maturity securities
   Corporate securities         $14,107   $ 46,580   $ 7,035
   Asset-backed securities           --     14,400       931
   CMBS                           1,141     29,363     4,723
   RMBS                          29,560    122,408    24,811
Equity securities                 4,250     76,792     7,600
Alternative investments          20,331     12,173     5,470
Securities held as collateral        --     47,019    10,044
                                -------   --------   -------
   Total other-than-temporary
      impairments               $69,388   $348,735   $60,614
                                =======   ========   =======

     The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, 2009, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income, was as follows:

IN THOUSANDS                                                2009
------------                                              --------
Balance at beginning of year                              $     --
Credit loss component of OTTI loss not reclassified to
   other comprehensive loss in the cumulative effect
   transition adjustment                                    87,767
Additions:
   Initial impairments - credit loss OTTI recognized on
      securities not previously impaired                    33,415
   Additional impairments - credit loss OTTI recognized
      on securities previously impaired                     11,393
                                                          --------
Balance at end of year                                    $132,575
                                                          ========

(7)  DERIVATIVE INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, forwards, futures and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to utilize replication strategies and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for over-the-counter derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                           DECEMBER 31, 2009                  DECEMBER 31, 2008
                                                   --------------------------------   --------------------------------
IN THOUSANDS                                                        FAIR VALUE                         FAIR VALUE
                                                              ---------------------              ---------------------
     PRELIMINARY
   UNDERLYING RISK                                 NOTIONAL             LIABILITIES   NOTIONAL             LIABILITIES
       EXPOSURE             INSTRUMENT TYPE         AMOUNT     ASSETS       (1)        AMOUNT     ASSETS       (1)
--------------------   -------------------------   --------   -------   -----------   --------   -------   -----------
Interest rate          Interest rate swaps         $101,500   $ 3,287       $ --      $101,500   $26,551       $--
                       Interest rate futures        162,100         5         --       514,100         7        --
                       TBAs                          39,361    41,056         --        30,125    30,906        --
Foreign currency       Foreign currency forwards          6        --         --           621       (54)       --
Equity market          Equity futures                89,320         2         --        94,390         3        --
                       Equity options                61,160     3,119        673            --        --        --
                                                   --------   -------       ----      --------   -------       ---
   Total derivatives                               $453,447   $47,469       $673      $740,736   $57,413       $--
                                                   ========   =======       ====      ========   =======       ===

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

The majority of the freestanding derivatives utilized by the Company are for specific hedging programs related to various annuity and insurance product liabilities that have market risk. The trading activity for these programs is influenced by two major factors - the sales growth of products and the volatility in the interest and equity markets. The volume and frequency of trading increased during the volatile equity markets in late 2008 and early 2009. For most of 2008 and 2009 the trading volume and frequency was at expected levels.

The Company uses interest rate futures to manage duration in certain portfolios within the general account of the Company. The trading volume and frequency was stable in these portfolios during 2009 and 2008. In addition, the Company utilized a total return strategy in 2007 and 2008 that replicated the S&P 500 by investing in corporate bonds and total rate of return swaps. The swaps were unwound in 2008. The remaining use of derivatives is immaterial to the Company's results.

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

     Total rate of return swaps (TRRs) are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to synthetically create investments. There were no TRRs at December 31, 2009 or December 31, 2008.

     The Company also holds certain mortgage backed TBA instruments that have not settled at their first available date to settle.

     The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                    DECEMBER 31, 2009
                                     ------------------------------------------------
                                       NET REALIZED
                                     INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                             (LOSSES)           INCOME         BENEFITS
------------                         ----------------   --------------   ------------
Interest rate swaps                      $(19,339)           $(83)          $3,414
Interest rate futures                     (12,010)             --               --
TBAs                                        1,075              --               --
Foreign currency forwards                      53              (2)              --
Equity futures                            (24,521)             --               --
Equity options                                 --              --              768
                                         --------            ----           ------
Total gains (losses) recognized in
   income from derivatives               $(54,742)           $(85)          $4,182
                                         ========            ====           ======

                                                    DECEMBER 31, 2008
                                     ------------------------------------------------
                                       NET REALIZED
                                     INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                             (LOSSES)           INCOME         BENEFITS
------------                         ----------------   --------------   ------------
Interest rate swaps                       $24,115           $ (23)           $141
Interest rate futures                      15,946              --              --
TBAs                                        1,065              --              --
Foreign currency forwards                      26             (78)             --
Equity futures                              5,025              --              --
Equity options                                (65)             --              --
Total return swaps                         (2,767)             --              --
                                          -------           -----            ----
Total gains (losses) recognized in
   income from derivatives                $43,345           $(101)           $141
                                          =======           =====            ====

                                                    DECEMBER 31, 2007
                                     ------------------------------------------------
                                       NET REALIZED
                                     INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                             (LOSSES)           INCOME         BENEFITS
------------                         ----------------   --------------   ------------
Interest rate swaps                      $   121              $--            $(87)
Interest rate futures                       (543)              --              --
TBAs                                          25               --              --
Foreign currency forwards                   (327)              53              --
Equity futures                            (1,586)              --              --
Equity options                             2,474               --              --
Total return swaps                          (340)              --              --
                                         -------              ---            ----
Total gains (losses) recognized in
   income from derivatives               $  (176)             $53            $(87)
                                         =======              ===            ====

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company was not obligated to receive any cash collateral at either December 31, 2009 or December 31, 2008.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company does not have any over-the-counter derivatives that are in a net liability position, after considering the effect of netting arrangements, as of December 31, 2009 and therefore, was not required to pledge collateral.

     EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

     The following table presents the fair value of the Company's embedded derivatives at December 31:

IN THOUSANDS                                             2009       2008
------------                                           --------   --------
Embedded derivatives within annuity products:
   Guaranteed withdrawal benefits                      $(17,176)  $(83,252)
   Guaranteed payout floors                             (13,823)   (23,923)
   Other                                                 (2,954)    (1,652)
Embedded derivatives within life insurance products:
   Equity-linked index credits                         $ (9,625)  $   (746)

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

IN THOUSANDS                                             2009       2008       2007
------------                                           --------   --------   --------
Embedded derivatives within annuity products:
   Net investment gains (losses)                       $76,176    $(94,189)  $(7,745)
   Policyholder benefits                                (1,302)       (464)     (912)
Embedded derivatives within life insurance products:
   Policyholder benefits                               $(8,879)   $   (207)  $   (12)

     At December 31, 2009 and 2008, fixed maturity securities with a carrying value of $29,989,000 and $15,804,000, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8)  VARIABLE INTEREST ENTITIES

     An entity is considered a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or
     (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2009 and 2008, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2009 and 2008 were $4,746,000 and $4,972,000, respectively and are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

                                     MAXIMUM
IN THOUSANDS               TOTAL    EXPOSURE
DECEMBER 31, 2009          ASSETS    TO LOSS
-----------------         -------   --------
Alternative investments   $31,614    $24,852
Other invested assets       2,286      2,286

                                     MAXIMUM
IN THOUSANDS               TOTAL    EXPOSURE
DECEMBER 31, 2008          ASSETS    TO LOSS
-----------------         -------   --------
Alternative investments   $28,008    $25,080
Other invested assets       2,286      2,286

(9)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

IN THOUSANDS                        2009         2008
------------                     ---------    ---------
Direct installment loans         $ 227,107    $ 223,889
Retail installment notes            38,301       30,633
Accrued interest                     4,458        4,289
                                 ---------    ---------
   Gross receivables               269,866      258,811
Unearned finance charges           (68,177)     (63,125)
Allowance for losses               (10,764)     (10,369)
                                 ---------    ---------
      Finance receivables, net   $ 190,925    $ 185,317
                                 =========    =========

     Direct installment loans, at December 31, 2009 and 2008, consisted of $156,309,000 and $153,144,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $11,276,000 and $13,329,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2009 were as follows:

IN THOUSANDS
------------
2010                                $ 23,991
2011                                  64,736
2012                                  92,536
2013                                  18,080
2014                                     543
2015 and thereafter                    1,803
                                    --------
   Total finance receivables, net
      of unearned finance charges    201,689
Allowance for losses                 (10,764)
                                    --------
      Finance receivables, net      $190,925
                                    ========

     During the years ended December 31, 2009, 2008 and 2007, principal cash collections of direct installment loans were $74,312,000, $74,441,000 and $74,751,000, respectively, and the percentages of these cash collections to average net balances were 46%, 47% and 51%, respectively. Retail installment notes' principal cash collections were $37,770,000, $38,200,000 and $37,987,000, respectively, and the percentages of these cash collections to average net balances were 148%, 149% and 146% for the years ended December 31, 2009, 2008 and 2007, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at both December 31, 2009 and 2008 was 5.3%.

     Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                     2009        2008        2007
------------                   --------    --------    -------
Balance at beginning of year   $ 10,369    $ 10,067    $ 9,227
Provision for credit losses      10,116       8,487      7,018
Charge-offs                     (13,553)    (11,907)    (9,741)
Recoveries                        3,832       3,722      3,549
Allowance on bulk purchases          --          --         14
                               --------    --------    -------
Balance at end of year         $ 10,764    $ 10,369    $10,067
                               ========    ========    =======

     At December 31, 2009 and 2008, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2009 and 2008 and the related allowance for losses were as follows:

                                INSTALLMENT
IN THOUSANDS                       LOANS
------------                    -----------
Balances at December 31, 2009       $77
Related allowance for losses        $63
Balances at December 31, 2008       $97
Related allowance for losses        $63

     All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2009 and 2008 was $86,000 and $128,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2009 or 2008.

     The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2009 and 2008 was $23,168,000 and $22,654,000,
     respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2009 and 2008.

(10) INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                          2009        2008        2007
------------                        -------    ---------    --------
Computed tax expense (benefit)      $57,341    $(119,014)   $ 96,935
Difference between computed and
   actual tax expense:
   Dividends received deduction      (7,394)      (7,278)    (10,734)
   Tax credits                         (927)      (5,257)     (6,532)
   Change in valuation allowance         (1)      36,995           6
   Expense adjustments and other      2,550        3,018       1,469
                                    -------    ---------    --------
      Total tax expense (benefit)   $51,569    $ (91,536)   $ 81,144
                                    =======    =========    ========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax asset (liability) at December 31 were as follows:

IN THOUSANDS                                               2009       2008
------------                                             --------   --------
Deferred tax assets:
   Policyholder liabilities                              $ 16,602   $     --
   Pension, postretirement and other benefits              66,858     86,330
   Tax deferred policy acquisition costs                  124,938    120,119
   Deferred gain on individual disability coinsurance       9,320     10,746
   Net realized capital losses                             63,970    141,493
   Net unrealized capital losses                               --    201,650
   Ceding commissions and goodwill                          2,603      4,327
   Other                                                    7,329      8,031
                                                         --------   --------
      Gross deferred tax assets                           291,620    572,696
   Less valuation allowance                                    --    (37,001)
                                                         --------   --------
      Deferred tax assets, net of valuation allowance     291,620    535,695

Deferred tax liabilities:
   Policyholder liabilities                                    --     28,538
   Deferred policy acquisition costs                      251,577    286,772
   Premiums                                                23,547     31,048
   Real estate and property and equipment depreciation      6,655      7,398
   Basis difference on investments                          6,805      7,008
   Net unrealized capital gains                            56,242         --
   Other                                                   16,725     17,361
                                                         --------   --------
      Gross deferred tax liabilities                      361,551    378,125
                                                         --------   --------
         Net deferred tax asset (liability)              $(69,931)  $157,570
                                                         ========   ========

     As of December 31, 2008, the Company recorded a $37,001,000 valuation allowance related to capital losses and tax benefits of certain state operating loss carryforwards. The valuation allowance reflected management's assessment, based on available information at the time, that it was more likely than not that the deferred income tax asset for certain capital losses and certain state operating loss carryforwards would not be realized. The entire change in valuation allowance was recognized as income tax expense in 2008 on the consolidated statements of operations.

     As of December 31, 2009, management determined that a valuation allowance was not required for these deferred tax asset items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income. The net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, resulted in a $31,000,000 reduction of the valuation allowance. Of the remaining $6,001,000 of valuation allowance, $6,000,000 was released as an increase to other comprehensive income and $1,000 was released as a decrease to income tax expense on the consolidated statements of operations.

     The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2009, 2008, and 2007, was $(37,001,000),
     $36,995,000 and $6,000, respectively.

     At December 31, 2009, state net operating loss carryforwards were $655,000, the majority of which will expire beginning in 2017.

     Income taxes (refunded) paid for the years ended December 31, 2009, 2008, and 2007, were $(41,920,000), $17,073,000 and $76,551,000, respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                 2009      2008
------------                                               -------   -------
Balance at beginning of year                               $24,716   $20,191
Additions based on tax positions related to current year     2,179       881
Additions for tax positions of prior years                   5,071     5,206
Reductions for tax positions of prior years                 (8,132)   (1,562)
                                                           -------   -------
Balance at end of year                                     $23,834   $24,716
                                                           =======   =======

     Included in the balance of unrecognized tax benefits at December 31, 2009 are potential benefits of $7,699,000 that, if recognized, would affect the effective tax rate on income from operations.

     As of December 31, 2009, accrued interest and penalties of $1,198,000 are recorded as current income tax recoverable on the consolidated balance sheets and $1,176,000 is recognized as a current income tax benefit on the consolidated statements of operations.

     At December 31, 2009, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     In December 2009, the IRS completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2005 through 2007. Two Revenue Agent Reports were received upon the close of the audit, one for the agreed audit issues and one for the disagreed audit issues. The Company accrued for its applicable share of the taxes assessed on the agreed audit issues. For the disagreed issues, the Company made a Section 6603 deposit and is currently appealing those issues to the IRS Office of Appeals. In addition, the Company is still in Appeals for an issue arising from the audit of its tax returns for the years 2003 and 2004. The Company believes that any additional taxes refunded or assessed as a result of Appeals will not have a material effect on its accounting position.

(11) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2010, the Company expects to contribute the amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

     The Company has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

     The Company also has other postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. In 2009, for substantially all of its employees, the Company adopted an amendment to reduce the premium subsidy. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $0 to the 401(h) account in 2010, and may contribute additional tax deductible amounts.

     As described in note 4, effective December 31, 2007 the Company adopted the requirement for the recognition of the funded status of pension and other postretirement plans on the consolidated balance sheets and eliminated the requirement to recognize a minimum pension liability as a component of accumulated other comprehensive income. Upon adoption of the new guidance, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of net actuarial losses, prior service costs and the remaining amount of net transition obligation that had not yet been included in net periodic benefit cost. The following table summarizes the adjustments to the December 31, 2007 consolidated balance sheet as a result of adopting the new guidance issued by FASB:

                                            BEFORE ADOPTION   ADOPTION OF    AFTER ADOPTION
IN THOUSANDS                                OF NEW GUIDANCE   NEW GUIDANCE   OF NEW GUIDANCE
------------                                ---------------   ------------   ---------------
Other assets:
   Prepaid pension asset                        $ 46,708        $(23,882)        $ 22,826
   Intangible asset                                   27             (27)              --
Pension and other postretirement benefits
   - pension                                     (44,430)        (14,822)         (59,252)
Pension and other postretirement benefits
   - other postretirement plans                  (58,751)          4,021          (54,730)
Accumulated other comprehensive income            (4,563)        (34,710)         (39,273)

     As described in note 4, effective December 31, 2008 the Company adopted the requirement to measure the funded status for its pension and other postretirement plans as of the date of its year-end financial statements. Prior to implementation of this change, the measurement date for the majority of the Company's pension and other postretirement plans was December 1. Upon adoption of the change in measurement date, the Company recorded a decrease to retained earnings of $1,277,000, net of taxes, and an increase to accumulated other comprehensive income (loss) of $89,000, net of tax.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                              PENSION BENEFITS       OTHER BENEFITS
                                           ---------------------   -------------------
IN THOUSANDS                                  2009        2008       2009       2008
------------                               ---------   ---------   --------   --------
Change in benefit obligation:
Benefit obligation at beginning of year    $ 506,456   $ 449,373   $ 86,468   $ 62,057
Measurement date change                           --       4,083         --        526
Service cost                                  20,913      17,659      2,709      2,208
Interest cost                                 29,498      28,675      4,623      4,106
Amendments                                        --          --    (16,819)        --
Actuarial (gain) loss                         (5,786)     17,877    (18,870)    19,916
Benefits paid                                 (9,813)    (11,209)    (1,691)    (2,345)
                                           ---------   ---------   --------   --------
Benefit obligation at end of year          $ 541,268   $ 506,456   $ 56,420   $ 86,468
                                           =========   =========   ========   ========

Change in plan assets:
Fair value of plan assets at beginning
   of year                                 $ 369,328   $ 392,947   $  8,642   $  7,327
Measurement date change                           --       2,731         --         49
Actual return on plan assets                  54,044     (85,350)     2,340     (2,983)
Employer contribution                         22,396      70,209      5,457      6,594
Benefits paid                                 (9,813)    (11,209)    (1,691)    (2,345)
                                           ---------   ---------   --------   --------
Fair value of plan assets at end of year   $ 435,955   $ 369,328   $ 14,748   $  8,642
                                           =========   =========   ========   ========

Net amount recognized:
Funded status                              $(105,313)  $(137,128)  $(41,672)  $(77,826)

Amounts recognized on the consolidated
   balance sheets:
Prepaid benefit cost                       $      --   $     282   $     --   $     --
Accrued benefit cost                        (105,313)   (137,410)   (41,672)   (77,826)
                                           ---------   ---------   --------   --------
Net amount recognized                      $(105,313)  $(137,128)  $(41,672)  $(77,826)
                                           =========   =========   ========   ========

Amounts recognized in accumulated
   other comprehensive income (loss):
Prior service benefit                      $   2,689   $   3,133   $ 26,334   $ 10,654
Net actuarial loss                          (146,017)   (177,738)    (9,381)   (30,900)
                                           ---------   ---------   --------   --------
Accumulated other comprehensive income
   (loss) at end of year                   $(143,328)  $(174,605)  $ 16,953   $(20,246)
                                           =========   =========   ========   ========

                                               PENSION BENEFITS      OTHER BENEFITS
                                            --------------------   ------------------
IN THOUSANDS                                  2009        2008       2009      2008
------------                                --------   ---------   -------   --------
Accumulated benefit obligation              $388,705   $ 362,352   $56,420   $ 86,467
Plans with accumulated benefit obligation
   in excess of plan assets:
Projected benefit obligation                $101,613   $  70,622
Accumulated benefit obligation                80,007      49,455
Fair value of plan assets                     33,176      12,055
Weighted average assumptions used to
   determine benefit obligations:
Discount rate                                   6.05%       5.78%     5.98%      5.77%
Rate of compensation increase                   5.73%       5.72%       --         --
Components of net periodic benefit cost:
Service cost                                $ 20,913   $  17,659   $ 2,709   $  2,208
Interest cost                                 29,498      28,675     4,623      4,106
Expected return on plan assets               (33,782)    (30,649)     (726)      (590)
Prior service benefit amortization              (444)       (443)   (1,139)    (1,139)
Recognized net actuarial loss                  5,673       2,810     1,035        420
                                            --------   ---------   -------   --------
Net periodic benefit cost                   $ 21,858   $  18,052   $ 6,502   $  5,005
                                            ========   =========   =======   ========
Other changes in plan assets and benefit
   obligations recognized in other
   comprehensive income (loss):
Prior service credit (cost)                 $     --   $      --   $16,819   $     --
Net gain (loss)                               26,048    (133,876)   20,484    (23,488)
Amortization of prior service benefit           (444)       (443)   (1,139)    (1,139)
Amortization of net loss                       5,673       2,810     1,035        420
                                            --------   ---------   -------   --------
Total recognized in other comprehensive
   income (loss)                            $ 31,277   $(131,509)  $37,199   $(24,207)
                                            ========   =========   =======   ========

     Prepaid benefit costs are included in other assets on the consolidated balance sheets. Accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

     The estimated prior service benefit and net actuarial loss for pension plans that will be amortized from accumulated other comprehensive income
     (loss) into net periodic benefit cost in 2010 are $456,000 and $5,007,000, respectively. The estimated prior service benefit and net actuarial loss for other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2010 are $2,190,000 and $550,000, respectively.

                                             PENSION        OTHER
                                             BENEFITS      BENEFITS
                                           -----------   -----------
                                           2009   2008   2009   2008
                                           ----   ----   ----   ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                              5.78%  6.40%  5.77%  6.37%
Expected long-term return on plan assets   7.75%  7.77%  7.00%  7.00%
Rate of compensation increase              5.72%  5.71%    --     --

     Estimated future benefit payments for pension and other postretirement plans:

               PENSION     OTHER     MEDICARE
IN THOUSANDS   BENEFITS   BENEFITS    SUBSIDY
------------   --------   --------   --------
2010           $ 12,710    $ 2,107     $ 87
2011             14,247      2,266       98
2012             15,723      2,341      113
2013             18,749      2,511      126
2014             19,369      2,697      137
2015 - 2019     132,163     16,163      875

     For measurement purposes, a 8.0% and 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2009 and 2008, respectively. The rate was assumed to decrease gradually to 5.5% for 2015 and remain at that level thereafter.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2009 and 2008. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2009 by $6,946,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2009 by $953,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2009 by $5,769,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2009 by $790,000.

     To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equities, fixed maturity securities and other investments. The majority of plans' assets are invested in equity securities, as equity portfolios have historically provided higher average returns than other asset classes over extended periods and are expected to do so in the future. The higher levels of risk entailed in equity securities is balanced by investing a significant portion of the plans' assets in high quality fixed maturity securities and the insurance company general account.

     The target asset allocation as of December 31, 2009, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   50% to 69%
Fixed maturity securities           23% to 41%
Insurance company general account    8% to 11%
Other                                0% to  2%

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2009   2008
                                    ----   ----
Equity securities                    57%    41%
Fixed maturity securities            36%    50%
Insurance company general account     7%     9%

     Equity securities, as classified in the above table, include direct investments in common stocks, mutual funds and pooled separate accounts. Fixed maturity securities include investments in pooled separate accounts. Pooled separate accounts are under either an immediate participation guaranteed contract or a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

     The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity securities for asset allocation purposes.

     The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 52% equity securities and 48% fixed maturity securities. The target asset allocation as of December 31, 2009 is 50% equity securities and 50% fixed maturity securities.

     The fair value of the Company's pension and other postretirement plans financial assets and financial liabilities has been determined using available market information as of December 31, 2009. Although the Company is not aware of any factors that would significantly affect the fair value of the pension and other postretirement plans financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Effective January 1, 2009, the Company prospectively adopted the provisions of fair value measurement guidance for its pension and other postretirement plans financial assets and financial liabilities that are measured at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

     Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account. The underlying fair value of the separate account investments consist primarily of marketable equity and fixed maturity securities and are generally based on observable valuation inputs. Underlying investments in pooled separate accounts can also include securities that require unobservable valuation inputs, such as private placement fixed maturity securities. Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value.

     The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds, actively-traded equity securities, investments in mutual funds with quoted market prices and certain investments in pooled separate accounts.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

     Level 3 - Prices or valuations that require significant unobservable inputs. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     The following table summarizes the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
DECEMBER 31, 2009                LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
-----------------               --------   --------   -------   --------
Equity securities:
   Intermediate-term bond       $ 92,222    $   --    $    --   $ 92,222
   U.S. large-cap                 83,218        --         --     83,218
   Global bond                    36,035        --         --     36,035
   Emerging market stocks         31,902        --         --     31,902
   International large value      18,306        --         --     18,306
   Domestic real estate            8,734        --         --      8,734
                                --------    ------    -------   --------
      Total equity securities    270,417                         270,417
Investment in pooled separate
   accounts                      100,718     2,704         --    103,422
Insurance company general
   account                            --        --     33,176     33,176
Private equity funds                  --        --     27,309     27,309
Cash and cash equivalents            471        --         --        471
                                --------    ------    -------   --------
   Total investments             371,606     2,704     60,485    434,795
                                --------    ------    -------   --------
      Total financial assets    $371,606    $2,704    $60,485   $434,795
                                ========    ======    =======   ========

     The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                          TOTAL         PURCHASES,
                                         BALANCE AT    APPRECIATION     SALES AND      BALANCE
                                         BEGINNING    (DEPRECIATION)   SETTLEMENTS,   AT END OF
IN THOUSANDS                              OF YEAR     IN FAIR VALUE        NET           YEAR
------------                             ----------   --------------   ------------   ---------
Investment in pooled separate accounts     $   219       $  (125)         $  (94)      $    --
Insurance company general account           31,487         1,689              --        33,176
Private equity funds                        23,717        (1,060)          4,652        27,309
                                           -------       -------          ------       -------
   Total financial assets                  $55,423       $   504          $4,558       $60,485
                                           =======       =======          ======       =======

     The following table summarizes the Company's other postretirement benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
DECEMBER 31, 2009                        LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
-----------------                        -------   -------   -------   -------
Investment in pooled separate accounts   $ 7,724     $--       $--     $ 7,724
Equity securities:
   Intermediate-term bond                  7,001      --        --       7,001
                                         -------     ---       ---     -------
      Total investments                   14,725      --        --      14,725
                                         -------     ---       ---     -------
         Total financial assets          $14,725     $--       $--     $14,725
                                         =======     ===       ===     =======

     The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                          TOTAL         PURCHASES,
                                         BALANCE AT    APPRECIATION     SALES AND      BALANCE
                                         BEGINNING    (DEPRECIATION)   SETTLEMENTS,   AT END OF
IN THOUSANDS                              OF YEAR     IN FAIR VALUE        NET           YEAR
------------                             ----------   --------------   ------------   ---------
Investment in pooled separate accounts     $49,521       $(28,288)       $(21,233)       $--
                                           -------       --------        --------        ---
   Total financial assets                  $49,521       $(28,288)       $(21,233)       $--
                                           =======       ========        ========        ===

     The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2009, 2008 and 2007 of $6,341,000, $10,087,000 and $11,603,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                         2009        2008        2007
------------                       --------    --------    --------
Balance at January 1               $607,080    $602,622    $599,610
   Less: reinsurance recoverable    539,315     530,178     523,490
                                   --------    --------    --------
Net balance at January 1             67,765      72,444      76,120
                                   --------    --------    --------
Incurred related to:
   Current year                      77,046      74,163      72,665
   Prior years                       (3,798)     (2,145)     (1,467)
                                   --------    --------    --------
Total incurred                       73,248      72,018      71,198
                                   --------    --------    --------
Paid related to:
   Current year                      50,401      45,694      42,755
   Prior years                       24,214      31,003      31,619
                                   --------    --------    --------
Total paid                           74,615      76,697      74,374
                                   --------    --------    --------
Disposition of subsidiary                --          --        (500)
                                   --------    --------    --------
Net balance at December 31           66,398      67,765      72,444
   Plus: reinsurance recoverable    528,862     539,315     530,178
                                   --------    --------    --------
Balance at December 31             $595,260    $607,080    $602,622
                                   ========    ========    ========

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred decreased by $3,798,000, $2,145,000 and $1,467,000 in 2009, 2008 and 2007,
     respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS             2009          2008          2007
------------          ----------    ----------    ----------
Direct premiums       $1,576,012    $1,619,867    $1,226,867
Reinsurance assumed      301,268       429,597       419,933
Reinsurance ceded       (196,191)     (187,188)     (178,809)
                      ----------    ----------    ----------
   Net premiums       $1,681,089    $1,862,276    $1,467,991
                      ==========    ==========    ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $192,994,000, $166,794,000 and $164,063,000 during 2009, 2008, and 2007, respectively.

     The Company terminated its coinsurance participation in the Servicemembers Group Life Insurance (SGLI) and Federal Employees Group Life Insurance (FEGLI) reinsurance programs effective July 1, 2009 and October 1, 2009, respectively. The Company recognized total revenues of $274,909,000, $398,401,000 and $384,911,000 in 2009, 2008 and 2007, respectively, related to the SGLI and FEGLI programs. Total assumed reserves recognized by the Company related to the SGLI and FEGLI programs were $0 and $22,037,000 as of December 31, 2009 and 2008, respectively. The impact of the SGLI and FEGLI programs on the Company's 2009, 2008 and 2007 net income (loss) was immaterial.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2009, 2008 or 2007.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

IN THOUSANDS                                                2009         2008
------------                                             ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $1,787,289   $1,362,207
      Net amount at risk                                 $   60,682   $  246,130
      Average attained age of contractholders                  57.1         56.1
   As withdrawals are taken
      Account value                                      $  627,129   $  358,692
      Net amount at risk                                 $   43,415   $  103,740
      Average attained age of contractholders                  62.7         62.3
Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $  126,118   $   93,251
      Net amount at risk                                 $   26,754   $   47,165
      Average attained age of contractholders                  66.7         66.2
   At annuitization
      Account value                                      $  312,231   $  210,615
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               6.5          6.9
Highest specified anniversary account value:
   In the event of death
      Account value                                      $  530,450   $  418,762
      Net amount at risk                                 $   72,685   $  184,013
      Average attained age of contractholders                  57.5         56.6
Guaranteed payout annuity floor:
      Account value                                      $   47,078   $   41,879
      Net amount at risk                                 $       46   $       97
      Average attained age of contractholders                  69.8         69.2

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

IN THOUSANDS                                               2009          2008
------------                                           -----------   -----------
Account value (general and separate accounts)          $ 2,443,848   $ 1,912,286
Net amount at risk                                     $38,079,563   $37,989,548
Average attained age of policyholders                         51.0          48.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2009 are:

                                   MINIMUM
                               GUARANTEED DEATH                            MINIMUM
                                  AND INCOME      GUARANTEED PAYOUT       GUARANTEED       UNIVERSAL LIFE AND
IN THOUSANDS                       BENEFITS         ANNUITY FLOOR     WITHDRAWAL BENEFIT      VARIABLE LIFE
------------                   ----------------   -----------------   ------------------   ------------------
Balance at beginning of year        $ 5,961            $23,923             $ 83,252              $16,247
Change in accounting                    154                 --                   --                   --
   principle
Incurred guarantee benefits            (889)            (9,014)             (66,076)              11,284
Paid guaranteed benefits             (2,687)            (1,086)                  --               (8,043)
                                    -------            -------             --------              -------
Balance at end of year              $ 2,539            $13,823             $ 17,176              $19,488
                                    =======            =======             ========              =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2008 are:

                                   MINIMUM
                               GUARANTEED DEATH                            MINIMUM
                                  AND INCOME      GUARANTEED PAYOUT       GUARANTEED       UNIVERSAL LIFE AND
IN THOUSANDS                       BENEFITS         ANNUITY FLOOR     WITHDRAWAL BENEFIT      VARIABLE LIFE
------------                   ----------------   -----------------   ------------------   ------------------
Balance at beginning of year       $ 1,501            $ 7,957              $ 5,029               $12,066
Incurred guarantee benefits          5,717             16,376               78,223                11,874
Paid guaranteed benefits            (1,257)              (410)                  --                (7,693)
                                   -------            -------              -------               -------
Balance at end of year             $ 5,961            $23,923              $83,252               $16,247
                                   =======            =======              =======               =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2009 and 2008 (except where noted otherwise):

     - For 2009 and 2008, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.

     - Mean investment performance was 6.38% and 7.96% for 2009 and 2008, respectively, and is consistent with DAC projections over a 10 year period.

     -    Annualized monthly standard deviation was 15.28% for 2009 and 2008.

     -    Assumed mortality was 100% of the 1983a table.

     - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2009 and 2008 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.

     -    Assumed mortality was 100% of pricing levels.

     -    Lapse rates varied by policy duration, ranging from 2% to 9%.

     -    General account discount rate was 5.0% for 2009 and 2008.

     -    Separate account discount rate was 7.73% for 2009 and 2008.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                   VARIABLE ANNUITY           VARIABLE LIFE
                       CONTRACTS                CONTRACTS
               -----------------------   -----------------------
IN THOUSANDS      2009         2008         2009         2009
------------   ----------   ----------   ----------   ----------
Equity         $1,465,394   $1,150,572   $1,372,254   $1,084,011
Bond              347,370      276,207      140,177      120,114
Balanced          425,486      264,336      208,002      125,477
Money market       68,093       92,373       33,272       52,999
Mortgage           79,920       84,874       47,052       49,325
Real estate        57,595       47,737       37,967       29,192
               ----------   ----------   ----------   ----------
   Total       $2,443,858   $1,916,099   $1,838,724   $1,461,118
               ==========   ==========   ==========   ==========

(15) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2009 and 2008, the liability associated with unremitted premiums payable was $19,593,000 and $19,792,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2009 and 2008, the Company had restricted the use of $19,593,000 and $19,792,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(16) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2009 and 2008, the approved accrued interest was $3,008,000. At December 31, 2009 and 2008, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2009 and 2008, accumulated amortization was $640,000 and $592,000, respectively.

     At December 31, 2009, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2010, $0; 2011, $0; 2012, $0; 2013, $0; 2014, $0; thereafter $125,000,000.

     Interest paid on the notes for the years ended December 31, 2009, 2008 and 2007, was $10,236,000, $10,419,000 and $10,301,000, respectively.

(17) BUSINESS COMBINATIONS

     During 2009, the Company acquired certain insurance related agencies. The aggregate purchase price of $5,750,000 was allocated to various assets and liabilities including $3,701,000 to finite-lived intangible assets and $3,500,000 to goodwill. These acquisitions include potential future additional consideration based on attaining thresholds through 2012. The maximum potential additional consideration related to the acquisitions is $1,750,000, of which $1,500,000 was accrued in 2009. The Company also recorded additional minimum consideration it paid or expects to pay in relation to 2008 and 2006 acquisitions of $1,770,000 and $203,000, respectively, all of which was recorded as goodwill. During 2009, the Company completed the final fair value evaluation of assets acquired related to 2008 business combinations, which resulted in a decrease to goodwill of $201,000.

     During 2008, the Company acquired certain insurance related agencies. The aggregate cash purchase price of $5,300,000 was allocated to various assets and liabilities including $3,872,000 to finite-lived intangible assets and $1,810,000 to goodwill.

     The amount of acquisition-related additional cash consideration the Company may have to pay in 2010 and future years if certain thresholds are attained is $5,665,000 of which $3,584,000 was accrued at December 31, 2009.

     All acquisitions have been accounted for using the purchase method of accounting, which requires that assets purchased and liabilities assumed be valued at fair value. The effects of the acquisitions are immaterial to the Company's consolidated statements of operations and financial position.

(18) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                                2009      2008
------------                              -------   -------
Balance at beginning of year              $32,781   $30,671
Additions                                   5,473     2,110
Adjustments to prior year acquistitions      (201)       --
                                          -------   -------
Balance at end of year                    $38,053   $32,781
                                          =======   =======

     Annual impairment testing of goodwill was completed in 2009. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2009 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2009      2008
------------                   -------   -------
Balance at beginning of year   $ 5,771   $ 4,861
Acquisitions                     3,721     3,872
Amortization                    (2,629)   (2,962)
                               -------   -------
Balance at end of year         $ 6,863   $ 5,771
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2009 include non-compete agreements amortizable on a straight-line basis over three to ten years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2008 include non-compete agreements amortizable on a straight-line basis over three years and customer lists and agent relationships amortizable over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2009, 2008 or 2007.

     Intangible asset amortization expense for 2009, 2008 and 2007 in the amount of $2,629,000, $2,962,000 and $2,420,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2010, $2,018,000; 2011, $1,598,000; 2012,
     $1,233,000; 2013, $950,000; 2014, $523,000.

(19) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $12,168,000, $13,099,000 and $13,608,000 during 2009, 2008 and
     2007, respectively. As of December 31, 2009 and 2008, the amount due to Advantus under these agreements was $4,450,000 and $3,958,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $2,440,000, $2,689,000 and $4,329,000 for the years ended December 31, 2009, 2008 and 2007, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2009, 2008 and 2007, the amounts transferred were $9,097,000, $12,103,000, and $14,775,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2009 and 2008, the amount payable to the Company was $13,521,000 and $11,930,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2009, 2008, and 2007 were $55,227,000, $54,587,000 and $52,352,000, respectively.

     In 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $0, $2,000,000, $2,000,000 in 2009, 2008 and 2007, respectively, for this policy and paid claims totaling $1,850,000 in 2007. No claims were paid during 2009 and 2008. As of December 31, 2009 and 2008, reserves held under this policy were $16,151,000 and $12,904,000, respectively.

     The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $12,991,000, $4,166,000 and $1,052,000 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2009, 2008 and 2007, respectively. As of December 31, 2009 and 2008, commission revenue due to the Company from its affiliates was $1,499,000 and $349,000, respectively.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss), adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income (loss) and related tax effects, other than net income (loss) are illustrated below:

IN THOUSANDS                                                 2009         2008        2007
------------                                              ---------   -----------   --------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities                $ 856,760   $(1,194,199)  $ 36,661
      Reclassification adjustment for
         (gains) losses included in net income (loss)        (4,380)      386,114    (66,086)
   Unrealized losses on securities - OTTI                   (37,943)           --         --
   Adjustment to deferred policy acquisition costs         (181,638)      151,153     (2,410)
   Adjustment to reserves                                   (52,512)       11,007     (2,673)
   Adjustment to unearned policy and contract fees           29,884       (31,074)       754
   Adjustment to pension and other postretirement plans      68,476      (155,716)     1,389
                                                          ---------   -----------   --------
                                                            678,647      (832,715)   (32,365)
   Income tax (expense) benefit related to items of
      other comprehensive income (loss)                    (235,723)      295,606     13,289
                                                          ---------   -----------   --------
   Other comprehensive income (loss), net of tax          $ 442,924   $  (537,109)  $(19,076)
                                                          =========   ===========   ========

     The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

IN THOUSANDS                                                 2009        2008
------------                                              ---------   ---------
Gross unrealized gains                                    $ 457,750   $ 217,692
Gross unrealized losses                                    (168,924)   (781,247)
Gross unrealized losses - OTTI                             (127,536)         --
Adjustment to deferred policy acquisition costs             (36,931)    141,340
Adjustment to reserves                                      (59,203)     (6,706)
Adjustment to unearned policy and contract fees                (244)    (28,978)
Adjustment to pension and other postretirement plans       (126,375)   (194,852)
                                                          ---------   ---------
                                                            (61,463)   (652,751)
Deferred federal income tax benefits                         27,157     232,304
                                                          ---------   ---------
   Net accumulated other comprehensive income (loss)      $ (34,306)  $(420,447)
                                                          =========   =========

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     The Company declared and paid dividends to Securian Financial Group, Inc. for the years ended December 31 as follows:

IN THOUSANDS         2009      2008      2007
------------        ------   -------   -------
Equity securities   $   --   $    --   $ 5,400
Cash                 8,000    74,500    10,500
                    ------   -------   -------
   Total            $8,000   $74,500   $15,900
                    ======   =======   =======

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2009 statutory results, the maximum amount available for the payment of dividends during 2010 by Minnesota Life Insurance Company without prior regulatory approval is $174,162,000.

     For the years ended December 31, Securian Financial Group, Inc. contributed capital to the Company as follows:

IN THOUSANDS                2009     2008      2007
------------                ----   -------   -------
Fixed maturity securities    $--   $ 7,452   $    --
Equity securities             --    47,850        --
Alternative investments       --    15,482        --
Cash                          --    11,307    14,000
Deferred tax asset            --     1,799        --
                             ---   -------   -------
   Total                     $--   $83,890   $14,000
                             ===   =======   =======

(22) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2009 and 2008, these securities were reported at fair value of $41,056,000 and $30,906,000, respectively.

     The Company has long-term commitments to fund alternative investments and real estate investments totaling $212,472,000 as of December 31, 2009. The Company estimates that $85,000,000 of these commitments will be invested in 2010, with the remaining $127,472,000 invested over the next four years.

     As of December 31, 2009, the Company had committed to purchase mortgage loans totaling $10,400,000 but had not completed the purchase transactions.

     As of December 31, 2009, the Company had committed to purchase corporate fixed maturity securities totaling $6,000,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2010, $11,267,000; 2011, $11,267,000; 2012, $11,267,000; 2013, $11,267,000;
     2014, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2010, $618,000; 2011, $430,000; 2012, $404,000; 2013, $397,000; 2014, $355,000.
     Lease expense, net of sub-lease income, for the years ended December 31, 2009, 2008 and 2007 was $8,613,000, $8,502,000, and $8,670,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2010, $2,480,000; 2011, $1,803,000; 2012, $1,456,000; 2013, $1,434,000; 2014, $1,381,000.

     At December 31, 2009, the Company had guaranteed the payment of $68,200,000 of policyholder dividends and discretionary amounts payable in 2010. The Company has pledged fixed maturity securities, valued at $91,250,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2009 and 2008, the assets held in trust were $587,656,000 and $642,731,000, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

     Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2010. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2009 and 2008 was approximately $2,780,000, and $3,041,000, respectively.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2009 and 2008 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,111,000 and $1,794,000 as of December 31, 2009 and 2008, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

     The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2009, 2008 and 2007.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income (loss) of $64,636,000, $(232,266,000), and $186,648,000 in 2009, 2008 and 2007,
     respectively. Combined statutory surplus of these operations was $1,741,622,000 and $1,431,990,000 as of December 31, 2009 and 2008,
     respectively.

(24) SUBSEQUENT EVENTS

     Through March 8, 2010, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company's financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2009
                                 (In thousands)

                                                                                  AS SHOWN
                                                                                   ON THE
                                                                   MARKET       CONSOLIDATED
TYPE OF INVESTMENT                                   COST (3)      VALUE      BALANCE SHEET (1)
                                                   -----------   ----------   -----------------
Fixed maturity securities
   U.S. government                                 $   119,502   $  131,127      $   131,127
   Agencies not backed by the full faith and
      credit of the U.S. government                     44,957       46,382           46,382
   Foreign governments                                  22,481       23,683           23,683
   Public utilities                                    785,024      829,309          829,309
   Asset-backed securities                             218,992      218,607          218,607
   Mortgage-backed securities                        2,984,089    2,827,913        2,827,913
   All other corporate fixed maturity securities     3,711,282    3,888,247        3,888,247
                                                   -----------   ----------      -----------
      Total fixed maturity securities                7,886,327    7,965,268        7,965,268
                                                   -----------   ----------      -----------
Equity securities:
   Common stocks:
      Public utilities                                   2,285        2,712            2,712
      Banks, trusts and insurance companies             50,314       57,806           57,806
      Industrial, miscellaneous and all other          187,720      220,342          220,342
   Nonredeemable preferred stocks                        1,919        2,245            2,245
                                                   -----------   ----------      -----------
      Total equity securities                          242,238      283,105          283,105
                                                   -----------   ----------      -----------
Mortgage loans on real estate                        1,263,581       xxxxxx        1,263,581
Real estate (2)                                             --       xxxxxx               --
Policy loans                                           340,362       xxxxxx          340,362
Other investments                                      245,741       xxxxxx          245,741
Alternative investments                                445,213       xxxxxx          470,424
Derivative investments                                  47,469       xxxxxx           47,469
Fixed maturity securities on loan                       58,530       xxxxxx           58,891
Equity securities on loan                               15,563       xxxxxx           19,362
                                                   -----------                   -----------
      Total                                          2,416,459       xxxxxx        2,445,830
                                                   -----------                   -----------
Total investments                                  $10,545,024       xxxxxx      $10,694,203
                                                   ===========                   ===========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                             AS OF DECEMBER 31,
                         ----------------------------------------------------------
                                        FUTURE POLICY
                          DEFERRED        BENEFITS,                    OTHER POLICY
                           POLICY      LOSSES, CLAIMS                   CLAIMS AND
                         ACQUISITION   AND SETTLEMENT     UNEARNED       BENEFITS
       SEGMENT              COSTS       EXPENSES (1)    PREMIUMS (2)     PAYABLE
-------------------      -----------   --------------   ------------   ------------
2009:
   Life insurance         $  648,832     $3,262,946       $205,739      $  281,255
   Accident and
      health insurance        69,298        719,327         34,163          31,754
   Annuity                   174,671      4,732,858             16              18
                          ----------     ----------       --------      ----------
                          $  892,801     $8,715,131       $239,918      $  313,027
                          ==========     ==========       ========      ==========

2008:
   Life insurance         $  725,980     $3,081,751       $243,388      $  259,668
   Accident and
      health insurance        67,384        735,159         38,549          30,629
   Annuity                   232,606      4,131,998             79              47
                          ----------     ----------       --------      ----------
                          $1,025,970     $7,948,908       $282,016      $  290,344
                          ==========     ==========       ========      ==========

2007:
   Life insurance         $  640,808     $2,992,361       $222,637      $  232,343
   Accident and
      health insurance        66,883        727,728         42,345          30,588
   Annuity                   186,659      3,558,481             76              78
                          ----------     ----------       --------      ----------
                          $  894,350     $7,278,570       $265,058      $  263,009
                          ==========     ==========       ========      ==========

                                                  FOR THE YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------
                                                                     AMORTIZATION
                                                      BENEFITS,       OF DEFERRED
                                           NET      CLAIMS, LOSSES      POLICY        OTHER
                           PREMIUM     INVESTMENT   AND SETTLEMENT    ACQUISITION   OPERATING     PREMIUMS
       SEGMENT           REVENUE (3)     INCOME      EXPENSES (5)        COSTS       EXPENSES   WRITTEN (4)
-------------------      -----------   ----------   --------------   ------------   ---------   -----------
2009:
   Life insurance         $1,832,341   $  282,139     $1,669,636       $144,115     $510,582
   Accident and
      health insurance       156,588       11,438         71,853         21,302       93,189
   Annuity                   202,600      249,538        319,132         32,088      145,829
                          ----------   ----------     ----------       --------     --------        ---
                          $2,191,529   $  543,115     $2,060,621       $197,505     $749,600        $--
                          ==========   ==========     ==========       ========     ========        ===

2008:
   Life insurance         $1,810,444   $  307,256     $1,626,544       $173,942     $487,257
   Accident and
      health insurance       154,952       12,113         65,372         19,657       91,635
   Annuity                   400,870      209,847        461,486         43,982      154,492
                          ----------   ----------     ----------       --------     --------        ---
                          $2,366,266   $  529,216     $2,153,402       $237,581     $733,384        $--
                          ==========   ==========     ==========       ========     ========        ===

2007:
   Life insurance         $1,646,726   $  302,117     $1,466,062       $128,940     $466,858        $--
   Accident and
      health insurance       161,060       12,477         71,695         18,032       91,293         --
   Annuity                   147,161      207,776        193,856         29,211      137,693         --
                          ----------   ----------     ----------       --------     --------        ---
                          $1,954,947   $  522,370     $1,731,613       $176,183     $695,844        $--
                          ==========   ==========     ==========       ========     ========        ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (In thousands)

                                                                                                  PERCENTAGE
                                                       CEDED TO     ASSUMED FROM                   OF AMOUNT
                                          GROSS          OTHER         OTHER           NET          ASSUMED
                                         AMOUNT        COMPANIES      COMPANIES       AMOUNT         TO NET
                                      ------------   ------------   ------------   ------------   ----------
2009:
   Life insurance in force            $607,044,078   $113,263,709   $  1,284,703   $495,065,072       0.3%
                                      ============   ============   ============   ============
   Premiums:
      Life insurance                  $  1,236,455   $    113,070   $    293,552   $  1,416,937      20.7%
      Accident and health insurance        231,993         83,121          7,716        156,588       4.9%
      Annuity                              107,564             --             --        107,564       0.0%
                                      ------------   ------------   ------------   ------------
         Total premiums               $  1,576,012   $    196,191   $    301,268   $  1,681,089      17.9%
                                      ============   ============   ============   ============

2008:
   Life insurance in force            $551,339,006   $ 87,113,914   $179,254,141   $643,479,233      27.9%
                                      ============   ============   ============   ============
   Premiums:
      Life insurance                  $  1,099,198   $    101,695   $    416,489   $  1,413,992      29.5%
      Accident and health insurance        227,337         85,493         13,108        154,952       8.5%
      Annuity                              293,332             --             --        293,332       0.0%
                                      ------------   ------------   ------------   ------------
         Total premiums               $  1,619,867   $    187,188   $    429,597   $  1,862,276      23.1%
                                      ============   ============   ============   ============

2007:
   Life insurance in force            $475,804,865   $ 75,404,207   $158,001,860   $558,402,518      28.3%
                                      ============   ============   ============   ============
   Premiums:
      Life insurance                  $    965,515   $     93,133   $    405,267   $  1,277,649      31.7%
      Accident and health insurance        232,066         85,676         14,666        161,056       9.1%
      Annuity                               29,286             --             --         29,286       0.0%
                                      ------------   ------------   ------------   ------------
         Total premiums               $  1,226,867   $    178,809   $    419,933   $  1,467,991      28.6%
                                      ============   ============   ============   ============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company



Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Brian C. Anderson                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Susan L. Ebertz                        Vice President -- Group Insurance
Minnesota Life Insurance Company       Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                        Senior Vice President - Life
Minnesota Life Insurance Company       Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                      Vice President - Life
Minnesota Life Insurance Company       New Business
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Christopher M. Hilger                  Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                        Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, NM 55101

David J. LePlavy                       Vice President, Treasurer and Controller
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                   Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                        Director, Senior Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                          Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President
Minnesota Life Insurance Company       & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company

     CNL Financial Corporation (Georgia)
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     CFG Insurance Services, Inc. (Maryland)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company
     Marketview Properties, LLC

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.


Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Advantus Series Fund, Inc.

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Securian Life Variable Universal Life Account
         Minnesota Life Individual Variable Universal Life Account

     (b) Directors and officers of Securian Financial Services, Inc.:


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101

Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101

Scott C. Thorson                     Vice President - Operations
Securian Financial Services, Inc.    and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Suzanne M. Chochrek                  Vice President - Business
Securian Financial Services, Inc.    and Market Development
400 Robert Street North
St. Paul, Minnesota 55101



     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------


Securian Financial,
 Services Inc.         $    465,264         --             --           --



Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of April, 2010.


                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          April 27, 2010
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

*                                Director
---------------------------
John W. Castro



Signature                        Title                                 Date
---------                        -----                                 ----

*
---------------------------      Director
Sara H. Gavin

*                                Director
---------------------------
John F. Grundhofer

*                                Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Dwayne C. Radel

*                                Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

*                                Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2010
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2010
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief accounting officer)

/s/ David J. LePlavy
---------------------------      Vice President, Treasurer      April 27, 2010
David J. LePlavy                 and Controller (treasurer)


/s/ Dwayne C. Radel
---------------------------      Attorney-in-Fact               April 27, 2010
Dwayne C. Radel


* Pursuant to power of attorney dated April 12, 2010, a copy of which is filed herewith.

                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            The Amended and Restated Distribution Agreement between
                    Minnesota Life Insurance Company and Securian Financial
                    Services, Inc., filed on April 27, 2009, as Exhibit
                    24(c)(3) to Variable Annuity Account's Form N-4, File
                    Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed on
                    April 27, 2009 as Exhibit 26(d)(3) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 20, is hereby incorporated by reference.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to


Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(31)           Spouse/Domestic Partner Coverage Rider, form 07-30969, filed on February 29, 2008 as Exhibit 26(d)(31) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(32)           Certificate of Insurance Spouse/Domestic Partner Coverage,
                    form 07-30970, filed on February 29, 2008 as Exhibit
                    26(d)(32) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(33)           Policy Rider Waiver Agreement, form 07-30971, filed on
                    February 29, 2008 as Exhibit 26(d)(33) to the Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 18, is hereby incorporated by reference.

26(d)(34)           Certificate Supplement - Waiver Agreement, form 07-30972,
                    filed on February 29, 2008 as Exhibit 26(d)(34) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(35)           Spouse and Child Term Life Insurance Policy Rider, form
                    07-30960, filed on February 29, 2008 as Exhibit 26(d)(35)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(d)(36)           Spouse and Child Term Life Insurance Certificate Supplement,
                    form 07-30961, filed on February 29, 2008 as Exhibit
                    26(d)(36) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(37)           Policy Rider Accidental Death and Dismemberment Benefit,
                    form 07-30962, filed on February 29, 2008 as Exhibit
                    26(d)(37) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(38)           Certificate Supplement Accidental Death and Dismemberment
                    Benefit, form 07-30963, filed on February 29, 2008 as
                    Exhibit 26(d)(38) to the Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 18, is
                    hereby incorporated by reference.

26(d)(39)          Group Policy Amendment, form 08-31041, filed on April 27,
                   2009 as Exhibit 26(d)(39) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(40)          Certificate Endorsement, form 08-31042, filed on April 27,
                   2009 as Exhibit 26(d)(40) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(41)          2001 CSO Tables, form 08-31049, filed on April 27, 2009 as
                   Exhibit 26(d)(41) to the Registrant's Form S-6, File Number
                   33-85496, Post-Effective Amendment Number 20, is hereby
                   incorporated by reference.

26(d)(42)          Group Insurance Policy, form 08-31055, filed on April 27,
                   2009 as Exhibit 26(d)(42) to the Registrant's Form S-6, File
                   Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(43)          Certificate of Insurance - Level Death Benefit, form 08-31056, filed on April 27, 2009 as Exhibit 26(d)(43) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(44)          Certificate of Insurance - Variable Death Benefit, form 08-31057, filed on April 27, 2009 as Exhibit 26(d)(44) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment Number
                   20, is hereby incorporated by reference.

26(d)(45)          Certificate of Insurance [Spouse] Coverage - Level Death Benefit,
                   form 08-31058, filed on April 27, 2009 as Exhibit 26(d)(45) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective
                   Amendment Number 20, is hereby incorporated by reference.

26(d)(46)          Certificate of Insurance [Spouse] Coverage - Variable Death Benefit,
                   form 08-31059, filed on April 27, 2009 as Exhibit 26(d)(46) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(47)          Group Insurance Policy, form 08-31065, filed on April 27, 2009 as
                   Exhibit 26(d)(47) to the Registrant's Form S-6, File Number
                   33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(48)          Certificate of Insurance - Level Death Benefit, form 08-31066, filed on April 27, 2009 as Exhibit 26(d)(48) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(49)          Certificate of Insurance - Variable Death Benefit, form 08-31067, filed on April 27, 2009 as Exhibit 26(d)(49) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(50)          Certificate of Insurance [Spouse] Coverage - Level Death Benefit, form
                   08-31068, filed on April 27, 2009 as Exhibit 26(d)(50) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(51)          Certificate of Insurance [Spouse] Coverage - Variable Death Benefit,
                   form 08-31069, filed on April 27, 2009 as Exhibit 26(d)(51) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(52)          Group Policy Amendment, form 08-31017, filed on April 27, 2009 as
                   Exhibit 26(d)(52) to the Registrant's Form S-6, File Number 33-85496,
                   Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(53)          Certificate Endorsement, form 08-31018, filed on April 27, 2009 as
                   Exhibit 26(d)(53) to the Registrant's Form S-6, File Number 33-85496,
                   Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(54)          Group Life Insurance Evidence of Insurability, form 03-30567, filed on
                   April 27, 2009 as Exhibit 26(d)(54) to the Registrant's Form S-6, File
                   Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(7)            Variable Group Universal Life Employee Application, form
                    08-31007, filed on April 27, 2009 as Exhibit 26(e)(7) to
                    the Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 20, is hereby incorporated by reference.

26(e)(8)            Variable Group Universal Life Spouse Application, form
                    08-31008, filed on April 27, 2009 as Exhibit 26(e)(8) to
                    the Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 20, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed on September 7, 2007 as Exhibit
                    23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number
                    2-96990, Post-Effective Amendment Number 35, is hereby
                    incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(ii)        Shareholder Information Agreement between Advantus Series
                    Fund, Inc. and Minnesota Life Insurance Company, filed on
                    April 20, 2007 as Exhibit 26(h)(1)(iv) to Registrant's Form N-6,
                    File Number 33-85496. Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.


26(h)(2)(vii)       Amendment Number Two to the Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors LLC and
                    Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account's Form
                    N-4, File Number 333-136242, Pre-Effective Amendment Number
                    2, is hereby incorporated by reference.


26(h)(2)(viii)      Rule 22c-2 Shareholder Information Agreement between Janus
                    Capital Management, LLC, Janus Services LLC, Janus
                    Distributors LLC, Janus Aspen Series and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(2)(viii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 17, is hereby
                    incorporated by reference.

26(h)(3)(i)         Amended and Restated Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 20, 2007 as
                    Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)        First Amendement to Amended and Restated Participation
                    Agreement among Minnesota Life Insurance Company, Fidelity
                    Distributors Corporation, Variable Insurance Products Fund,
                    Variable Insurance Products Fund II, Variable Insurance Products
                    Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life
                    Individual Variable Universal Life Account's Form N-6, File Number
                    333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(4)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(5)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(5)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(5)(iii)       Shareholder Information Agreement among Ivy Funds
                    Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(5)(iv)        Second Amendment to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company,
                    Waddell & Reed, Inc. and W&R Target Funds, Inc., filed
                    on February 27, 2009 as Exhibit 24(c)(8)(n)(ii) to
                    Variable Annuity Account's Form N-4, File Number
                    333-136242, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(h)(6)(i)         Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is
                    hereby incorporated by reference.

26(h)(6)(ii)        Rule 22c-2 Agreement between Lord Abbett Distributor LLC and
                    Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(6)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)         Participation Agreement among Van Eck Worldwide Insurance
                    Trust, Van Eck Securities Corporation, Van Eck
                    Associations Corporation and Minnesota Life Insurance
                    Company, filed on February 29, 2008 as Exhibit 26(h)(7)(i)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(h)(7)(ii)        Van Eck Shareholder Information Agreement between Minnesota
                    Life Insurance Company and Van Eck Securities Corporation, filed on April 20, 2007 as Exhibit 26(h)(7)(ii) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number 17,
                    is hereby incorporated by reference.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Ted Schmelzle, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations.

26(n)               Consent of KPMG LLP.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption, filed on April 20, 2007 as Exhibit
                    26(q) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.